As filed with the Securities and Exchange Commission on February 27, 2004

                                               File Nos. 33-11444
                                                         811-4986

                SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
                               ---

Post-Effective Amendment No.   35                        (X)
                               --

                                     and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                  36                        (X)
                               --

                FRANKLIN INVESTORS SECURITIES TRUST
                -----------------------------------
        (Exact Name of Registrant as Specified in Charter)

             ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403
             -----------------------------------------
        (Address of Principal Executive Offices)(Zip Code)

                          (650) 312-2000
                           -------------
      Registrant's Telephone Number, Including Area Code

   MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94404
   -------------------------------------------------------------
        (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on March 1, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date)pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   The Adjustable Rate Securities Portfolios (the Master Fund) has executed this registration statement.






MARCH 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS


Franklin Convertible Securities Fund - CLASS A & C

Franklin Equity Income Fund - CLASS A, B, C & R

Franklin Short-Intermediate U.S. Government Securities Fund- CLASS A

FRANKLIN INVESTORS SECURITIES TRUST

[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]

CONTENTS
THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


[2]  Franklin Convertible Securities Fund

[15] Franklin Equity Income Fund

[31] Franklin Short-Intermediate
     U.S. Government Securities Fund

[41] Distributions and Taxes



YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


[43] Choosing a Share Class

[51] Buying Shares

[54] Investor Services

[57] Selling Shares

[60] Exchanging Shares

[65] Account Policies

[70] Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover


FRANKLIN CONVERTIBLE SECURITIES FUND


GOAL AND STRATEGIES

GOAL
The Fund's investment goal is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions.

MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its net assets in convertible securities (and common stock received upon conversion of convertible securities). Shareholders will be given 60 days' advance notice of any change to the 80% policy. A convertible security is generally a debt security or preferred stock that may be converted into common stock. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

[Begin callout]
The Fund invests primarily in securities convertible into common stock. [End callout]

A convertible security shares features of both equity and debt securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

A convertible security generally provides for conversion into a specified amount of common stock of the same (or a different) issuer within a stated period of time. Like an equity security, a convertible security offers the potential for capital appreciation resulting from an increase in the price of the underlying stock. The value of a convertible security also tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Like a debt security, a convertible security provides a fixed income stream and also tends to increase in value when interest rates fall and decrease in value when interest rates rise. Because both market movements and interest rates can influence its value, a convertible security is not as sensitive to interest rate changes as a non-convertible debt security, nor is it as sensitive to changes in the share price of its underlying stock.

When choosing convertible securities for this Fund, the manager attempts to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. The manager also considers the company's long-term earnings, asset value and cash flow potential.

Some of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure, or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund.

The Fund has no limitation on the capitalization of the companies in which it may invest, but generally seeks to make its portfolio representative of the entire convertible securities market, which favors mid- and large-capitalization companies. Market capitalization is the total market value of a company's outstanding stock, with mid-capitalization companies valued between $1.5-$8 billion and large-capitalization companies valued at over $8 billion.

Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group and Moody's Investors Service are considered "investment grade." Convertible securities generally fall within the lower-rated categories as determined by securities rating organizations. Therefore, the Fund may invest up to 100% of its assets in securities that are below investment grade; however, the Fund will not invest more than 10% of its assets in securities rated below B or in unrated securities of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

OTHER INVESTMENTS
The Fund may invest up to 20% of its assets in other securities, consistent with its goal, such as common or preferred stocks and non-convertible debt securities. The Fund currently intends to limit its investments in foreign securities to 10% or less of its assets.

TEMPORARY INVESTMENTS
When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may beunable to achieve its investment goal.



MAIN RISKS

CREDIT
Credit risk is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact
Fund performance.


[Begin callout]
Because the convertible securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS
The convertible securities held by the Fund are expected to be convertible into common stocks, and are affected by changes in stock values. While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities marketas a whole.


LOWER-RATED SECURITIES
Securities rated below investment grade, sometimes called"junk bonds," generally have more credit risk than higher-rated securities.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

LIQUIDITY
The Fund may have difficulty disposing of some convertible securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer.

INTEREST RATE
When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. Convertible security values tend to go up and down in response to changes in interest rates in a similar manner, although not as dramatically as debt securities due to their equity characteristics. In general, securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME
Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.


FOREIGN SECURITIES
Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund. These include country risks (due to general securities market movements in any country where the Fund has investments; political, social and economic instabilty; currency devaluations; and policies that have the effect of limiting or restricting foreign investment or the movement of assets), company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants), currency risks (due to fluctuations in currency exchange rates) and risks of greater volatility in the securities markets.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies, including temporary investments, and risks can be found in the Fund's Statement of Additional Information (SAI).

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1


[Insert bar graph]

-1.63% 24.19% 16.33% 20.27% -6.98% 21.15% 15.36%0.81%  -15.55 35.44%
  94    95     96      97     98     99     00    01      02    03
                                      YEAR

-------------------------------------------------------------------------------
Best Quarter:                             Q2 '03     15.60%
-------------------------------------------------------------------------------
Worst Quarter:                            Q3 '01     -12.77%
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS             For the periods ended December 31, 2003

                              1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Franklin Convertible
Securities Fund - Class A/2
--------------------------------------------------------------------------------
Return Before Taxes           27.66%     8.72%       9.22%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions                 25.79%     6.26%       5.99%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                   17.85%     5.91%       5.83%
--------------------------------------------------------------------------------
Goldman Sachs Convertible
100 Index/3                   23.28%     4.87%       8.46%
--------------------------------------------------------------------------------
(index reflects no deduction
for fees, expenses, or taxes)


                                                                 SINCE INCEPTION
                              1 YEAR               5 YEARS             (10/2/95)
--------------------------------------------------------------------------------
Franklin Convertible
Securities Fund - Class C/2   32.21%               9.01%                   8.78%
--------------------------------------------------------------------------------
Goldman Sachs Convertible
100 Index/3                   23.28%               4.87%                   8.08%
--------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. 2.Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Goldman Sachs
Convertible 100 Index is comprised of a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                            CLASS A      CLASS C
--------------------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering price             5.75%         1.00%
--------------------------------------------------------------------------------
 Load imposed on purchases                    5.75%         None
--------------------------------------------------------------------------------
 Maximum deferred sales charge (load)         None/1        1.00%
--------------------------------------------------------------------------------

Please see "Choosing a Share Class" on page 43 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES              (EXPENSES DEDUCTED FROM FUND ASSETS)

                                               CLASS A      CLASS C
--------------------------------------------------------------------------------
Management fees/2                                0.54%       0.54%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees            0.25%       1.00%/3
--------------------------------------------------------------------------------
Other expenses                                   0.20%       0.20%
--------------------------------------------------------------------------------
Total annual Fund operating expenses             0.99%       1.74%
--------------------------------------------------------------------------------
Management fee reduction/2                      -0.01%      -0.01%
--------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES/2             0.98%       1.73%/3
--------------------------------------------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 44) and purchases by certain retirement plans without an initial sales charge.
2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
3. Class C total annual Fund operating expenses differ from the ratio of expenses to average net assets shown on page 14 due to a timing difference between the end of the 12b-1 plan year and the Fund's fiscal year end.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:
--------------------------------------------------------------------------------
CLASS A                        $6991      $869     $1,086    $1,707
--------------------------------------------------------------------------------
CLASS C/2                       $276      $545     $939      $2,041
--------------------------------------------------------------------------------
If you do not sell your shares:
--------------------------------------------------------------------------------
CLASS C/2                       $176      $545     $939      $2,041
--------------------------------------------------------------------------------

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $373, $639, $1,029 and $2,121, respectively, if you sell your shares at the end of the period or $274, $639, $1,029 and $2,121, respectively, if you do not sell your shares.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $336 billion in assets.


The team responsible for the Fund's management is:


ALAN E. MUSCHOTT CFA, VICE PRESIDENT OF ADVISERS
Mr. Muschott has been a managerof the Fund since 2002. He joined Franklin Templeton Investments in 1998.

EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1992.

RAYMOND CHAN CFA, PORTFOLIO MANAGER OF ADVISERS
Mr. Chan has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1996.


For the fiscal year ended October 31, 2003, management fees, before any advance waiver, were 0.54% of the Fund's average net assets. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.53% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                                 YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                             2003     2002     2001    2000    1999
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            10.87    13.07    15.93    12.75   11.75
--------------------------------------------------------------------------------
 Net investment income/1       .56    .69/2     .76      .75     .61
--------------------------------------------------------------------------------
 Net realized
and                           2.97   (2.14)/2  (2.12)    3.08    1.03
unrealized gains (losses)
--------------------------------------------------------------------------------
Total from investment
operations                    3.53    (1.45)   (1.36)    3.83    1.64
--------------------------------------------------------------------------------
 Dividends from net
 investment income            (.50)    (.75)    (.83)   (.65)    (.64)
--------------------------------------------------------------------------------
Distributions from net
  realized gains              --       --       (.67)   --        --
--------------------------------------------------------------------------------
Total distributions           (.50)    (.75)   (1.50)    (.65)   (.64)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                         13.90    10.87    13.07    15.93   12.75
================================================================================
Total return (%)/3           33.10   (11.74)   (9.15)   30.51   14.25
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end            294,987  168,040  169,659  159,130 129,908
of year ($ x 1,000)
--------------------------------------------------------------------------------
Ratios to average
net assets: (%)
--------------------------------------------------------------------------------
 Expenses                      .98     1.00      1.00     1.05    1.05
--------------------------------------------------------------------------------
Net investment income         4.49     5.45/2    5.26     4.92    4.92
--------------------------------------------------------------------------------
Portfolio turnover rate (%)  49.90    91.25    163.07   177.02  147.75
--------------------------------------------------------------------------------


CLASS C                                                   YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                          2003     2002     2001    2000    1999
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,            10.82    13.01    15.86    12.70   11.70
beginning of year
-------------------------------------------------------------------------------
 Net investment income/1       .46      .602     .66      .64     .51
 ------------------------------------------------------------------------------
 Net realized and
 unrealized
 gains (losses)               2.96    (2.13)2  (2.12)    3.06    1.04
--------------------------------------------------------------------------------
 Total from investment        3.42    (1.53)   (1.46)    3.70    1.55
 operations
--------------------------------------------------------------------------------
 Dividends from net          (.43)    (.66)    (.72)    (.54)   (.55)
 investment income
-------------------------------------------------------------------------------
 Distributions from net       --       --     (.67)     --      --
 realized gains
--------------------------------------------------------------------------------
Total distributions          (.43)    (.66)   (1.39)    (.54)   (.55)
--------------------------------------------------------------------------------
Net asset value, end of     13.81    10.82    13.01    15.86   12.70
year
================================================================================
Total return (%)/3           32.08   (12.35)   (9.82)   29.54   13.48
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of year     106,719  55,759   46,861   35,525  29,148
($ x 1,000)
--------------------------------------------------------------------------------
Ratios to average net
assets: (%)
--------------------------------------------------------------------------------
 Expenses                    1.75     1.72     1.75     1.77    1.80
--------------------------------------------------------------------------------
Net investment income       3.72     4.73/2    4.55     4.21    4.16
--------------------------------------------------------------------------------
Portfolio turnover rate     49.90    91.25   163.07   177.02  147.75
(%)
--------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ______________________________________ $(.017)
Net realized and unrealized gains (losses) per share _____________________.017 Ratio of net investment income to average net assets ___________________ (.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
3. Total return does not include sales charges.


FRANKLIN EQUITY INCOME FUND


GOAL AND STRATEGIES

GOAL
The Fund's investment goal is to maximize total return by emphasizing high current income and long-term capital appreciation, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its net assets in equity securities and 65% of its net assets in common stocks offering current dividend yields that are higher than the average yield of the stocks in the Standard & Poor's 500 Index (S&P(R) 500). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in equity securities. The Fund attempts to buy such stocks when they are selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. Using this approach, the Fund seeks to invest in these stocks when their prices may be temporarily depressed, and while their dividends can provide current, steady income to cushion against price declines.

[Begin callout]
The Fund's principal investments are in common stocks with above average dividend yields.
[End callout]

An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. The Fund's manager emphasizes dividend yield in selecting stocks for the Fund because the manager believes that, over time, dividend income can contribute significantly to total return. The manager also believes that dividend income is often a more consistent source of investment return than capital appreciation. Moreover, stocks with relatively higher dividend yields tend to have less price volatility than stocks that pay out little dividend income, and can provide greater stability of principal.

The manager evaluates the common stock dividend yields of many financially strong companies as compared to the average dividend yield of the S&P 500 over time. This results in a unique relative yield range for each company that in turn provides a discipline for determining whether a stock is attractively priced for purchase or sale. A higher relative dividend yield is frequently accompanied by a lower stock price. Therefore, the Fund seeks to buy a stock when its relative dividend yield is high and to sell a stock when its relative dividend yield is low, which may be caused by an increase in the price of the stock.


While the Fund does not concentrate in any one industry, it may make significant investments in the financial services, energy, telecommunications, technology and healthcare/pharmaceutical sectors. These industry sectors tend to have dividend yield and/or valuation characteristics consistent with the Fund's goal. The Fund may invest up to 30% of its assets in foreign securities, but presently does not intend to invest more than 15% of its assets in foreign securities.

OTHER INVESTMENTS
The Fund may invest up to 20% of its net assets in any combination of the following investments: non-equity investments, convertible securities and debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The Fund does not currently intend to invest more than 5% of its assets in real estate investment trusts (REITs).


A convertible security is generally a debt security or preferred stock that may be converted into common stock. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group and Moody's Investors Service are considered "investment grade." Convertible securities are often within the lower-rated categories as determined by securities rating organizations. Therefore, the Fund may invest up to 10% of its total assets in securities that are below investment grade; however, the Fund will not invest more than 5% in securities rated below B or in unrated securities of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS
When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.



MAIN RISKS

FINANCIAL SERVICES COMPANIES
Financial services companies are subject to extensive government regulation. This regulation may affect a financial company's profitability in many ways, including limiting the amount and types of loans and commitments it can make and the interest rates and fees it can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes, as well as to the ability of borrowers to repay their loans.

STOCKS
While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. The convertible securities held by the Fund are convertible into common stocks, and are affected by changes in stock values.


[Begin callout]
Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]


VALUE INVESTING
The Fund's strategy of investing in stocks with high relative dividend yields may mean that many of the stocks are considered value stocks. A stock price is a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, if the markets favor other companies thought to be growing at a faster pace or if the factors the manager believes will increase the price of the security do not occur.

INCOME
Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.

INTEREST RATE
Common stocks with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these stocks may tend to fall. The opposite can also be true: the prices of higher yielding stocks may tend to rise when interest rates fall. Increases in interest rates may also have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

INDUSTRY RISKS
To the extent that the Fund has significant investments in any industry, such as
telecommunications,   technology,   utilities,  financial  services  and  energy
sectors, it may be subject to the risks associated with those sectors.

TECHNOLOGY AND TELECOMMUNICATION COMPANIES. Companies in the technology and telecommunications sector have historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies are also subject to government regulations and changes in regulations are among the many factors that can have a material effect on companies in this sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.


HEALTHCARE/PHARMACEUTICAL COMPANIES. The healthcare/ pharmaceutical sector is subject to extensive government regulation and is characterized by strong competition and rapid development of competing products. As these factors impact this industry, the stock prices of companies within this sector may fluctuate significantly over relatively short periods of time.

ENERGY COMPANIES. Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

FOREIGN SECURITIES
Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


LOWER-RATED SECURITIES
Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

More detailed information about the Fund, its policies (including temporary investments) and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-0.33%  25.73%  12.73%  27.21%  6.69%  0.80%  18.60%  -1.33%  -15.11%   24.89%
  94    95     96     97     98    99     00     01     02    03
                                     YEAR
--------------------------------------------------------------------------------
Best Quarter:                             Q2 '03     16.75%
--------------------------------------------------------------------------------
Worst Quarter:                            Q3 '02     -18.69%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS             For the periods ended December 31, 2003

                              1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Franklin Equity Income Fund
- Class A/2
--------------------------------------------------------------------------------
Return Before Taxes           17.72%      3.34%      8.49%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions                 17.30%      1.93%      6.48%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                   11.95%      2.08%      6.20%
--------------------------------------------------------------------------------
Russell 1000 Value Index/3    30.03%      3.56%      11.88%
--------------------------------------------------------------------------------
(index reflects no deduction
for fees, expenses, or taxes)
                                          SINCE
                                          INCEPTION
                              1 YEAR      (1/1/99)
--------------------------------------------------------------------------------
Franklin Equity Income Fund
- Class B/2                    19.92%      3.42%
--------------------------------------------------------------------------------
Russell 1000 Value Index/3     30.03%      3.56%
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                              1 YEAR      5 YEARS    (10/2/95)
--------------------------------------------------------------------------------
Franklin Equity Income Fund
- Class C/2                    21.71%      3.59%      8.11%
--------------------------------------------------------------------------------
Russell 1000 Value Index/3     30.03%      3.56%      11.28%
--------------------------------------------------------------------------------

                              1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Franklin Equity Income Fund
-  Class R/2,4                 23.61%      4.31%      8.80%
--------------------------------------------------------------------------------
Russell 1000 Value Index/3     30.03%      3.56%      11.88%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. 2.Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than-average growth orientation. It includes reinvested dividends. The unmanaged Russell 3000 Value Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective August 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to August 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R;
and (b) for periods after August 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                       (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                        CLASS A    CLASS B  CLASS C  CLASS R
--------------------------------------------------------------------------------
Maximum sales charge (load)
 as a percentage of offering price        5.75%      4.00%     1.00%    1.00%
--------------------------------------------------------------------------------
 Load imposed on purchases                5.75%      None      None     None
--------------------------------------------------------------------------------
 Maximum deferred sales charge (load)     None/1     4.00%/2    1.00%    1.00%
--------------------------------------------------------------------------------
Please see "Choosing a Share Class" on page 43 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES              (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                       CLASS A    CLASS B   CLASS C   CLASS R
-------------------------------------------------------------------------------
Management fees/3                         0.50%      0.50%     0.50%     0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees     0.25%      1.00%    1.00%/4    0.50%
--------------------------------------------------------------------------------
Other expenses                            0.27%      0.27%     0.27%     0.27%
--------------------------------------------------------------------------------
Total annual Fund operating expenses      1.02%      1.77%     1.77%     1.27%
--------------------------------------------------------------------------------
Management fee reduction/3               -0.02%     -0.02%    -0.02%    -0.02%
--------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES/3      1.00%      1.75%     1.75%/4   1.25%
================================================================================

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 44) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
4. Class C total annual Fund operating expenses differ from the ratio of expenses to average net assets shown on page 29 due to a timing difference between the end of the 12b-1 plan year and the Fund's fiscal year end.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:
--------------------------------------------------------------------------------
CLASS A                        $671/1     $875     $1,096    $1,729
--------------------------------------------------------------------------------
CLASS B                        $578      $851     $1,149    $1,864/2
--------------------------------------------------------------------------------
CLASS C/3                      $278      $551     $949      $2,062
--------------------------------------------------------------------------------
CLASS R                        $227      $397     $686      $1,511
--------------------------------------------------------------------------------
If you do not sell your shares:
--------------------------------------------------------------------------------
CLASS B                        $178      $551     $949      $1,864/2
--------------------------------------------------------------------------------
CLASS C/3                      $178      $551     $949      $2,062
--------------------------------------------------------------------------------
CLASS R                        $127      $397     $686      $1,511
--------------------------------------------------------------------------------

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $375, $646, $1,039 and $2,142, respectively, if you sell your shares at the end of the period or $276, $646, $1,039 and $2,142, respectively, if you do not sell your shares.


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $336 billion in assets.


The team responsible for the Fund's management is:

FRANK FELICELLI CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Felicelli has been a manager of the Fund since 1988. He joined Franklin Templeton Investments in 1986.


DEREK TANER CFA, VICE PRESIDENT OF ADVISERS
Mr. Taner has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1991.

SAM KERNER, PORTFOLIO MANAGER OF ADVISERS
Mr. Kerner has been a manager of the Fund since 2003. He joined Franklin Templeton Investments in 1996.

For the fiscal year ended October 31, 2003, management fees, before any advance waiver, were 0.50% of the Fund's average net assets. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.48% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                                 YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                 2003    2002   2001    2000    1999
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                15.42   17.76  19.82   19.20   19.93
--------------------------------------------------------------------------------
 Net investment income/1           .40     .422   .43     .53     .58
 Net realized and unrealized
 gains (losses)                   2.45  (2.21)/2 (1.60)   1.89     .36
--------------------------------------------------------------------------------
Total from investment             2.85   (1.79) (1.17)   2.42     .94
operations
--------------------------------------------------------------------------------
 Dividends from net investment
  income                        (.43)   (.40)  (.46)   (.52)   (.60)
 Distributions from net
  realized gains                  -       (.15)  (.43)  (1.28)  (1.07)
--------------------------------------------------------------------------------
Total distributions               (.43)   (.55)  (.89)  (1.80)  (1.67)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR     17.84   15.42  17.76   19.82   19.20
================================================================================
Total return (%)/3               18.72  (10.43) (6.22)  14.05    4.90
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year ($ x 1,000)             501,658 404,219 373,232 344,671 385,968
--------------------------------------------------------------------------------
Ratios to average net assets:(%)
--------------------------------------------------------------------------------
Expenses                         1.00    1.00    .99    1.04     .94
--------------------------------------------------------------------------------
Net investment income           2.46   2.34/2   2.19    2.94    2.95
--------------------------------------------------------------------------------
Portfolio turnover rate (%)      54.07   77.27 114.13   69.75   50.20
--------------------------------------------------------------------------------

CLASS B                                                 YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                 2003    2002   2001    2000   1999/4
--------------------------------------------------------------------------------

PER SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value,
beginning of year                 15.37  17.70   19.76   19.16  19.37
--------------------------------------------------------------------------------
  Net investment income/1            .27   .28/2     .27     .39    .33
  Net realized and unrealized
  gains(losses)                    2.44 (2.19)/2 (1.59)    1.88  (.16)
--------------------------------------------------------------------------------
Total from investment              2.71 (1.91)  (1.32)    2.27    .17
operations
--------------------------------------------------------------------------------
 Dividends from net investment
 income                           (.32)  (.27)   (.31)   (.39)  (.38)
--------------------------------------------------------------------------------
 Distributions from net
 realized gains                       -  (.15)   (.43)  (1.28)      -
--------------------------------------------------------------------------------
  Total distributions               (.32)  (.42)   (.74)  (1.67)  (.38)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      17.76  15.37   17.70   19.76  19.16
--------------------------------------------------------------------------------
Total return (%)/3                 17.85 (11.07) (6.97)   13.17    .86
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                      42,764 21,341  10,661   4,509  2,493
--------------------------------------------------------------------------------
Ratios to average net
assets: (%)
--------------------------------------------------------------------------------
  Expenses                         1.75   1.75    1.73    1.78  1.69/5
--------------------------------------------------------------------------------
  Net investment income            1.71  1.59/2    1.41    2.18  2.03/5
--------------------------------------------------------------------------------
Portfolio turnover rate (%)       54.07  77.27  114.13   69.75  50.20


CLASS C                                YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                 2003    2002   2001    2000    1999
--------------------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value, beginning of    15.38   17.70  19.77   19.14   19.88
year
--------------------------------------------------------------------------------
 Net investment income/1           .27     .28/2  .28     .40     .43
--------------------------------------------------------------------------------
 Net realized and unrealized
 gains (losses)                   2.43   (2.18)/2 (1.61)   1.89     .36
--------------------------------------------------------------------------------
Total from investment             2.70   (1.90) (1.33)   2.29     .79
operations
--------------------------------------------------------------------------------
 Dividends from net investment    (.31)   (.27)  (.31)   (.38)   (.46)
 income
--------------------------------------------------------------------------------
 Distributions from  net          -       (.15)  (.43)  (1.28)  (1.07)
 realized gains
--------------------------------------------------------------------------------
Total distributions               (.31)   (.42)  (.74)  (1.66)  (1.53)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR     17.77   15.38  17.70   19.77   19.14
================================================================================
Total return (%)/3                17.82  (11.07) (7.00)  13.26    4.11
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of year         147,739  96,701  84,912  73,387  82,353
($ x1,000)
--------------------------------------------------------------------------------
Ratios to average net assets:
(%)
--------------------------------------------------------------------------------
 Expenses                         1.76    1.73   1.74    1.78    1.69
--------------------------------------------------------------------------------
 Net investment income            1.70    1.61/2 1.44    2.20    2.20
--------------------------------------------------------------------------------
Portfolio turnover rate (%)      54.07   77.27 114.13   69.75   50.20
--------------------------------------------------------------------------------


CLASS R                                                 YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                  2003      2002/6
--------------------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value,
beginning of year                15.44      16.20
--------------------------------------------------------------------------------
 Net investment income/1           .34        .06
--------------------------------------------------------------------------------
 Net realized and
unrealized losses                 2.46      (.73)
--------------------------------------------------------------------------------
Total from investment
operations                        2.80      (.67)
--------------------------------------------------------------------------------
Dividends from net
investment income                (.39)      (.09)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR     17.85      15.44
--------------------------------------------------------------------------------
Total return (%)/3               18.46     (4.17)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of year          14,685      2,842
($x 1,000)
--------------------------------------------------------------------------------
Ratios to average net
assets: (%)
--------------------------------------------------------------------------------
 Expenses                         1.25      1.25/5
--------------------------------------------------------------------------------
 Net investment income            2.21      2.09/5
--------------------------------------------------------------------------------
Portfolio turnover rate (%)      54.07      77.27
--------------------------------------------------------------------------------
1. Based on average shares outstanding.

2. Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
                                                        Class A, B and C:
   Net investment income per share______________________________________$(.012)
   Net realized and unrealized gains (losses) per share_____________________012 Ratio of net investment income to average net assets__________________(.07)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
3. Total return does not include sales charges, and is not annualized.
4. For the period January 1, 1999 (effective date) to October 31, 1999 for Class B.
5. Annualized.
6. For the period August 1, 2002 (effective date) to October 31, 2002.



FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND



GOAL AND STRATEGIES

GOAL
The Fund's investment goal is to provide as high a level of current income as is consistent with prudent investing, while seeking preservation of shareholders' capital.


MAIN INVESTMENT STRATEGIES
The Fund will invest at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Shareholders will be given 60 days' advance notice of any change to the 80% investment policy. The Fund invests a substantial portion of it's assets in mortgage securities, but the Fund also invests in direct obligations of the U.S. government, (such as Treasury bonds, bills and notes) and of it's agencies and instrumentalities. All of the Fund's principal investments are debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.


[Begin callout]
The Fund invests in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with an emphasis on mortgage securities.
[End callout]


Mortgage securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The mortgage securities purchased by the Fund include bonds and notes issued by Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although Fannie Mae and Freddie Mac are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund currently maintains the average dollar-weighted maturity of its portfolio in a range of two to five years. The average dollar-weighted maturity of the Fund will vary with market conditions and the outlook for interest rates. In determining a security's maturity for purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.


The Fund may invest in callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity.

TEMPORARY INVESTMENTS
When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

INTEREST RATE
When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to interest rate changes than securities with shorter maturities.

INCOME
Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

MORTGAGE SECURITIES
Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing, or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates, and issuers of callable securities typically exercise call options. The Fund may be forced to reinvest assets at lower interest rates, reducing the Fund's income. For this reason, mortgage securities may be less effective than other securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other securities with similar maturities.


A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage and callable agency securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the Fund's performance and share price and thus the Fund's average maturity. Securities with longer maturities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-2.15% 11.09% 3.99%  6.09%  6.55%  1.51%  8.39% 6.64%  7.36% 1.73%
  94    95     96     97     98     99     00    01     02    03
                                      YEAR

--------------------------------------------------------------------------------
Best Quarter:                             Q3 '01     3.70%
--------------------------------------------------------------------------------
Worst Quarter:                            Q1 '94     -1.86%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS             For the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                     1 YEAR  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Franklin Short-Intermediate U.S.
Government Securities Fund - Class
A/2
--------------------------------------------------------------------------------
Return Before Taxes                  -0.53%  4.61%     4.82%
--------------------------------------------------------------------------------
Return After Taxes on Distributions  -1.78%  2.63%     2.74%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares              -0.35%  2.69%     2.78%
--------------------------------------------------------------------------------
Lehman Brothers Short
 U.S. Treasury 1-5 Year Index/3      2.06%   5.75%     5.96%
--------------------------------------------------------------------------------
(index reflects no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. The unmanaged Lehman Brothers
   Short U.S. Treasury 1-5 Year Index includes U.S. government securities and treasuries with maturities from one to five years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                       (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                         CLASS A
--------------------------------------------------------------------------------
Maximum sales charge (load)                               2.25%
as a percentage of offering price
--------------------------------------------------------------------------------
 Load imposed on purchases                                2.25%
--------------------------------------------------------------------------------
 Maximum deferred sales charge (load)                     None/1
--------------------------------------------------------------------------------

Please see "Choosing a Share Class" on page 43 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES              (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                         CLASS A
--------------------------------------------------------------------------------
Management fees/2                                         0.53%
--------------------------------------------------------------------------------
Distribution and service (12b-1)                          0.10%
fees
--------------------------------------------------------------------------------
Other expenses                                            0.15%
--------------------------------------------------------------------------------
Total annual Fund operating                               0.78%
expenses
--------------------------------------------------------------------------------
Management fee reduction/2                               -0.01%
================================================================================
NET ANNUAL FUND OPERATING EXPENSES/2                      0.77%
--------------------------------------------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 44) and purchases by certain retirement plans without an initial sales charge.
2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS A                        $3021     $465     $643      $1,158
--------------------------------------------------------------------------------


1. Assumes a contingent deferred sales charge (CDSC) will not apply.



MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $336 billion in assets.

The team responsible for the Fund's management is:


ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1991.


DOUG MAGOWAN, Portfolio Manager of Advisers
Mr. Magowan has been a portfolio manager of the Fund since 2003. He joined Franklin Templeton Investments in 1993.

KENT BURNS CFA, PORTFOLIO MANAGER of ADVISERS
Mr. Burns has been a manager of the Fund since 2003. He joined Franklin Templeton Investments in 1994.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2003, management fees, before any reduction, were 0.53% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.52% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                                 YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                            2003     2002     2001     2000    1999
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year           10.57    10.58    10.09    10.11    10.46
--------------------------------------------------------------------------------
 Net investment income1       .29      .44      .55/2     .57      .53
--------------------------------------------------------------------------------
 Net realized and
 unrealized gains            (.09)     .06      .51/2    -        (.38)
 (losses)
--------------------------------------------------------------------------------
Total from investment
operations                    .20      .50     1.06      .57      .15
--------------------------------------------------------------------------------
Dividends from net
investment income           (.40)    (.51)    (.57)    (.59)     (.50)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        10.37    10.57    10.58    10.09    10.11
================================================================================
Total return (%)/3           1.92     4.87    10.81     5.86     1.51
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets,
end of year ($ x 1,000)   338,839  295,623  193,236  141,646  176,114
--------------------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------------------
 Expenses                     .77      .80      .86      .85      .79
--------------------------------------------------------------------------------
 Net investment income       2.80     4.22     5.33/2    5.66     5.18
--------------------------------------------------------------------------------
Portfolio
turnover rate (%)           92.69   112.71    53.64    56.80    64.26
--------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

   Net investment income per share _____________________________________$(.017)
   Net realized and unrealized gains (losses) per share___________________.017 Ratio of net investment income to average net assets___________________(.16)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
3. Total return does not include sales charges.

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Short-Intermediate Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. The Equity Fund intends to pay an income dividend monthly and the Convertible Fund intends to pay an income dividend quarterly, both from their respective net investment income. Capital gains for all three funds, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME.

EQUITY FUND: Under the 2003 Tax Act, a portion of the income dividends paid to you by the Equity Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 120-day period (121-day period under technical correction legislation recently introduced in Congress) beginning 60 days before the ex-dividend date of any dividend.

CONVERTIBLE AND SHORT-INTERMEDIATE FUNDS: Because the principal investment goal of these Funds is to earn a high level of current income, and they currently have a high percentage of their investment assets in debt securities, it is anticipated that the percentage of qualified dividend income for these Funds will be small.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT


CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.




                                         CLASS C
                      CLASS B            (CONVERTIBLE FUND       CLASS R
 CLASS A              (EQUITY FUND ONLY) AND EQUITY FUND ONLY (EQUITY FUND ONLY)
--------------------------------------------------------------------------------
o  Initial sales    o   No initial     o   No initial     o  No initial
   charge of 5.75%      sales charge       sales charge      sales charge
   (Convertible
   Fund and Equity
   Fund), 2.25%
   (Short-Intermediate
   Fund) or less
--------------------------------------------------------------------------------
o  Deferred          o  Deferred        o  Deferred       o  Except for
   sales charge of      sales charge       sales charge      certain
   1% on purchases      of 4% on           of 1% on          Employer
   of $1 million or     shares you         shares you        Sponsored
   more sold within     sell within        sell within       Retirement
   18 months            the first          12 months         Plans,
                        year,                                deferred sales
                        declining to                         charge of 1%
                        1% within six                        on shares you
                        years and                            sell within 18
                        eliminated                           months
                        after that                           (charged at
                                                             plan level
                                                             based on
                                                             initial
                                                             investment)
--------------------------------------------------------------------------------
o  Lower annual      o  Higher          o  Higher         o  Higher
   expenses than        annual             annual            annual
   Class B, C or R      expenses than      expenses than     expenses than
   due to lower         Class A due to     Class A due       Class A due to
   distribution fees    higher             to higher         higher
                        distribution       distribution      distribution
                        fees.              fees. No          fees (lower
                        Automatic          conversion to     than Class B
                        conversion to      Class A           and Class C).
                        Class A shares     shares, so        No conversion
                        after eight        annual            to Class A
                        years,             expenses do       shares, so
                        reducing           not decrease.     annual
                        future annual                        expenses do
                        expenses.                            not decrease.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SALES CHARGES - CLASS A
--------------------------------------------------------------------------------
                                        THE SALES
                                     CHARGE MAKES UP   WHICH EQUALS
                                      THIS % OF THE   THIS % OF YOUR
WHEN YOU INVEST THIS AMOUNT          OFFERING PRICE*  NET INVESTMENT*
--------------------------------------------------------------------------------
CONVERTIBLE FUND AND EQUITY FUND
--------------------------------------------------------------------------------
Under $50,000                               5.75            6.10
--------------------------------------------------------------------------------
$50,000 but under $100,000                  4.50            4.71
--------------------------------------------------------------------------------
$100,000 but under $250,000                 3.50            3.63
--------------------------------------------------------------------------------
$250,000 but under $500,000                 2.50            2.56
--------------------------------------------------------------------------------
$500,000 but under $1 million               2.00            2.04
--------------------------------------------------------------------------------
                                        THE SALES
                                     CHARGE MAKES UP   WHICH EQUALS
                                      THIS % OF THE   THIS % OF YOUR
WHEN YOU INVEST THIS AMOUNT          OFFERING PRICE*  NET INVESTMENT*
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------
Under $100,000                             2.25             2.30
--------------------------------------------------------------------------------
$100,000 but under $250,000                1.75             1.78
--------------------------------------------------------------------------------
$250,000 but under $500,000                1.25             1.26
--------------------------------------------------------------------------------
$500,000 but under $1 million              1.00             1.01
--------------------------------------------------------------------------------

*THE DOLLAR AMOUNT OF THE SALES CHARGE IS THE DIFFERENCE BETWEEN THE OFFERING PRICE OF THE SHARES PURCHASED (WHICH FACTORS IN THE APPLICABLE SALES CHARGE IN THIS TABLE) AND THE NET ASSET VALUE OF THOSE SHARES. SINCE THE OFFERING PRICE IS CALCULATED TO TWO DECIMAL PLACES USING STANDARD ROUNDING CRITERIA, THE NUMBER OF SHARES PURCHASED AND THE DOLLAR AMOUNT OF THE SALES CHARGE AS A PERCENTAGE OF THE OFFERING PRICE AND OF YOUR NET INVESTMENT MAY BE HIGHER OR LOWER DEPENDING ON WHETHER THERE WAS A DOWNWARD OR UPWARD ROUNDING.

INVESTMENTS OF $1 MILLION OR MORE
If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 48), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 48).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Convertible Fund and Equity Fund to pay distribution fees of up to 0.25% per year, and the Short-Intermediate Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B
--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES WITHIN           THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM        YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------------------------

1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 48). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT
The maximum amount you may invest in Class B shares at one time is $99,999. We place any investment of $100,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS
Class B shares are available to retirement plans for which Franklin Templeton Bank & Trust serves as trustee or custodian, except DCS Plans (as defined at page 47).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Equity Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
SALES CHARGES - CLASS C
--------------------------------------------------------------------------------
With Class C shares, there is no initial sales charge.
--------------------------------------------------------------------------------

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC
There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 48).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Convertible Fund and the Equity Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
SALES CHARGES - CLASS R
--------------------------------------------------------------------------------
With Class R shares, there is no initial sales charge.
--------------------------------------------------------------------------------


RETIREMENT PLANS Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

MAXIMUM PURCHASE AMOUNT
The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.


CDSC
Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 48).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Equity Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.


[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 60 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS
We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE
If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS
Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).


GROUP INVESTMENT PROGRAM
Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

BUYING SHARES

MINIMUM INVESTMENTS
--------------------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
--------------------------------------------------------------------------------
Regular accounts                        $1,000       $50
--------------------------------------------------------------------------------
Automatic investment plans              $50          $50
--------------------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
--------------------------------------------------------------------------------
Employer Sponsored Retirement Plans     no minimum   $25
--------------------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
--------------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
--------------------------------------------------------------------------------
Current and former full-time            $100         $50
employees, officers, trustees and
directors of Franklin Templeton
entities, and their immediate family
members
--------------------------------------------------------------------------------

  PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION
If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 54). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
--------------------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
THROUGH YOUR         Contact your            Contact your investment
INVESTMENT           investment              representative
REPRESENTATIVE       representative
--------------------------------------------------------------------------------
                     If you have another     Before requesting a
                     Franklin Templeton      telephone or online
BY PHONE/ONLINE      fund account with your  purchase into an
                     bank account            existing account,
(Up to $100,000 per  information on file,    please make sure we
shareholder per day) you may open a new      have your bank account
                     account by phone. At    information on file. If
1-800/632-2301       this time, a new        we do not have this
                     account may not be      information, you will
                     opened online.          need to send written
franklintempleton.com                        instructions with your
                                             bank's name and
NOTE:  CERTAIN       To make a same day      address, a voided check
ACCOUNT TYPES ARE    investment, your phone  or savings account
NOT AVAILABLE FOR    order must be received  deposit slip, and a
ONLINE ACCOUNT       and accepted by us by   signature guarantee if
ACCESS               1:00 p.m. Pacific time  the bank and Fund
                     or the close of the     accounts do not have at
                     New York Stock          least one common owner.
                     Exchange, whichever is
                     earlier.                If you have online access, you will
                                             be able to add or change bank
                                             account information that we can use
                                             to process additional purchases
                                             into your Franklin Templeton
                                             account.

                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.
--------------------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
BY MAIL                                      your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
--------------------------------------------------------------------------------
                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.

BY WIRE              Wire the funds and      To make a same day wire
                     mail your signed        investment, the wired
1-800/632-2301       application to          funds must be received
(or 1-650/312-2000   Investor Services.      and accepted by us by
collect)             Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
--------------------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.comalso may place an       may place an online
                     online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page 60 for
                     cannot be used to open  information on
                     a new account.          exchanges.)

                     (Please see page 60
                     for information on
                     exchanges.)
--------------------------------------------------------------------------------
       FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN
This plan offers a convenient way for you to invest in the Funds by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 51) with your application.


AUTOMATIC PAYROLL DEDUCTION
You may invest in the Funds automatically by transferring money from your paycheck to the Funds by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM
Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

--------------------------------------------------------------------------------
Shareholder Services           1-800/632-2301
--------------------------------------------------------------------------------
Advisor Services               1-800/524-4040
--------------------------------------------------------------------------------
Retirement Services            1-800/527-2020
--------------------------------------------------------------------------------


DISTRIBUTION OPTIONS
You may reinvest distributions you receive from the Funds in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
 [End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.


RETIREMENT PLANS
Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.


NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.


SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING
Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o   you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES
If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS
Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT  PLANS
You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
--------------------------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
BY MAIL               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the
                      account, or otherwise according to your written
                      instructions.
--------------------------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online.
franklintempleton.com
                      A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

--------------------------------------------------------------------------------
                      You can call, write, or visit us online
                      to have redemption proceeds sent to a
BY ELECTRONIC FUNDS   bank account. See the policies at left
TRANSFER (ACH)        for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to provide the banking instructions online or send written instructions with your bank's name, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper form by 1:00 p.m.
                      Pacific time, proceeds sent by ACH generally will be
                      available within two to three business days.
--------------------------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering. Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
--------------------------------------------------------------------------------
                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                P.O. BOX 997151,
                            SACRAMENTO,CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM



EXCHANGING SHARES

EXCHANGE PRIVILEGE
You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

EXCHANGE LIMIT GUIDELINES. This exchange privilege is not intended to facilitate short-term or other excessive trading. In furtherance of this policy, generally, you may make up to four (4) exchanges out of each Fund during any calendar year. Accounts under common ownership or control may be counted together for purposes of the exchange limit guidelines. Regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans or similar arrangements will not be counted for purposes of the exchange limit guidelines. THE FUND, IN ITS SOLE DISCRETION, MAY DETERMINE THAT YOUR TRADING ACTIVITY IS MARKET TIMING TRADING, REGARDLESS OF WHETHER OR NOT YOU EXCEED SUCH GUIDELINES, AND THEREFORE LIMIT YOUR EXCHANGE PRIVILEGE AS DESCRIBED IN THE "EXCHANGE PRIVILEGE" AND "MARKET TIMING TRADING POLICY" SECTIONS.

EXCHANGE TRANSACTIONS. The Funds at all times reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, each Fund may refuse exchange purchases by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the Fund would otherwise potentially be adversely affected. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving shares of the Fund, the rejected exchange request may also involve another fund. Of course, you may generally redeem shares of the Fund at any time.

INVESTOR EXCHANGE PRIVILEGE CHANGES. Each Fund may suspend or may permanently terminate the exchange privilege, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed the Fund's exchange limit guidelines.

INTERMEDIARY PURCHASES. Different restrictions may apply if you invest through an intermediary. While each Fund will work with financial intermediaries, such as broker-dealers, banks, investment advisers, record-keepers, or other third parties, to apply the Fund's exchange limit guidelines, currently the Fund is limited in its ability to monitor the trading activity or enforce the Fund's exchange limit guidelines in such accounts. For more information, see the "Market Timing Trading Policy" section.

RETIREMENT PLANS. A different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

FUND EXCHANGE PRIVILEGE CHANGES. The Funds may terminate or modify (temporarily or permanently) the exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds, the stricter policy will apply to the exchange transaction. Other Franklin Templeton funds may have different exchange restrictions, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into the Adjustable U.S. Government Fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the Adjustable U.S. Government Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

MARKET TIMING TRADING POLICY

MARKET TIMING RESTRICTIONS. Short-term or excessive trading, often referred to as "market timing," is discouraged. The Funds will take steps to seek to detect and deter market timing pursuant to the Funds' policies as described in the prospectus and approved by the Board of Trustees.

MARKET TIMING CONSEQUENCES. Each Fund may suspend or may permanently terminate the exchange privilege, or limit the amount, number, frequency, or methods of requesting exchange transactions, if you exceed or seek to exceed the Fund's exchange limit guidelines (defined under the "Exchange Privilege" section). The Fund may also bar your future purchases into the Fund and any of the other Franklin Templeton funds. Moreover, the Fund in its sole discretion, may determine that your trading activity is market timing trading, regardless of whether or not you exceed such guidelines, and limit your exchange privilege as described in the "Exchange Privilege" and in the "Market Timing Trading Policy" sections. In addition, the Fund may restrict, reject or cancel any purchase of Fund shares, including the purchase side of an exchange, without notice, for no reason or any reason.

For example, each Fund may refuse a purchase, including an exchange purchase, by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the manager believes such purchase may represent market timing activity involving the Fund alone or involving the Fund together with one or more other mutual funds, or (4) the Fund would otherwise potentially be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. For these purposes, the Fund may consider, among other factors, the period of time between your last purchase (including exchange purchase) of the Fund's shares and the date of the current redemption (including exchange redemption) and your trading history in the Fund, in other Franklin Templeton funds, in other non-Franklin Templeton mutual funds or in accounts under common control or ownership.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, market timing may disrupt portfolio management strategies, increase brokerage, administrative and other expenses, and impact fund performance. The Franklin Templeton funds are currently using several methods to detect and deter market timing. These methods include:

o     Use of exchange limit guidelines;
o Broad authority to take discretionary action against market timers and against particular trades;
o     Selective monitoring of trade activity; and
o     Redemption fees on trades in certain funds.

  The Franklin Templeton funds are also continuing to refine their uses of the above methods and to explore other methods.

  Each of these methods involves judgments that are inherently subjective, although the Franklin Templeton funds and their Franklin Templeton service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. Finally, while the Franklin Templeton funds seek to take actions that will detect and deter market timing, they cannot represent that it can be completely eliminated in any fund.

  For example, a Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund on behalf of its customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine: (1) whether the purchase or sale is connected with a market timing transaction; and/or (2) the identity of the beneficial owner for whom the shares are purchased or sold. Additionally, there can be no assurance that the systems and procedures of the Funds' transfer agent will be able to monitor all trading activity.

REVOCATION OF TIMING TRADES. Transactions placed in violation of a Fund's exchange limit guidelines or market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

MONEY FUNDS. Each Fund's exchange limit guidelines of up to four (4) exchanges out of the Fund during any calendar year generally do not apply to any of the Franklin Templeton money funds. However, the Franklin Templeton money funds at all times reserve the right to restrict, reject or cancel any exchange purchase, for no reason or any reason, without notice.

INVOLUNTARY REDEMPTIONS
Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.



ACCOUNT POLICIES

CALCULATING SHARE PRICE
Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES
If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES
You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 55).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS
If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Funds.

STREET OR NOMINEE ACCOUNTS
You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS
Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services
(including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase  Fund shares by debiting a bank  account that may be owned by you;
   and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.



ADDITIONAL POLICIES
Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict, reject or cancel any purchase orders, including an exchange request.

o The Funds may modify, suspend, or terminate telephone/online privileges at any time.

o The Funds may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Funds.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Funds may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Funds, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.


DEALER COMPENSATION
Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


CONVERTIBLE FUND (CLASS A AND CLASS C ONLY) AND EQUITY FUND


                             CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
COMMISSION (%)               ---        4.00       1.00/3     1.00/5
--------------------------------------------------------------------------------
Investment under $50,000     5.00       ---        ---        ---
--------------------------------------------------------------------------------
$50,000 but under $100,000   3.75       ---        ---        ---
--------------------------------------------------------------------------------
$100,000 but under $250,000  2.80       ---        ---        ---
--------------------------------------------------------------------------------
$250,000 but under $500,000  2.00       ---        ---        ---
--------------------------------------------------------------------------------
$500,000 but under $1        1.60       ---        ---        ---
million
--------------------------------------------------------------------------------
$1 million or more      up to 1.00/1    ---        ---        ---
--------------------------------------------------------------------------------
12B-1 FEE TO DEALER          0.25/1       0.25/2    1.00/4     0.35/5
--------------------------------------------------------------------------------



SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------
                                  CLASS A
--------------------------------------------------------------------------------
COMMISSION (%)                       -
--------------------------------------------------------------------------------
Investment under $100,000            2.00
--------------------------------------------------------------------------------
$100,000 but under $250,000          1.50
--------------------------------------------------------------------------------
$250,000 but under $500,000          1.00
--------------------------------------------------------------------------------
$500,000 but under $1 million        0.85
--------------------------------------------------------------------------------
$1 million or more              up to 0.75/1
--------------------------------------------------------------------------------
12b-1 fee to dealer                  0.10/1
--------------------------------------------------------------------------------

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMING. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.



QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
--------------------------------------------------------------------------------
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
--------------------------------------------------------------------------------
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
--------------------------------------------------------------------------------
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
--------------------------------------------------------------------------------
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
--------------------------------------------------------------------------------
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
--------------------------------------------------------------------------------
Automated Telephone   1-800/632-2301    (around-the-clock
System                1-800/524-4040    access)
                      1-800/527-2020
--------------------------------------------------------------------------------
FOR MORE INFORMATION


You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway,
San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM


GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-4986
FIST1 P 03/04


FRANKLIN INVESTORS
SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND - CLASS A & C
FRANKLIN EQUITY INCOME FUND - CLASS A, B, C & R
FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND - CLASS A

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2004


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)



This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2003, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks . . . . . . .      2
Officers and Trustees   . . . . . . . . .     16
Proxy Voting Policies and Procedures. . .     21
Management and Other Services . . . . . .     23
Portfolio Transactions  . . . . . . . . .     26
Distributions and Taxes . . . . . . . . .     27
Organization, Voting Rights
 and Principal Holders  . . . . . . . . .     31
Buying and Selling Shares . . . . . . . .     32
Pricing Shares  . . . . . . . . . . . . .     39
The Underwriter . . . . . . . . . . . . .     40
Performance . . . . . . . . . . . . . . .     41
Miscellaneous Information . . . . . . . .     46
Description of Ratings . . . . . . . . . .    46


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Funds make an investment. In most cases, the Funds are not required to sell a security because circumstances change and the security no longer meets one or more of the Funds' policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES--FRANKLIN EQUITY INCOME FUND (EQUITY FUND) & FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
(SHORT-INTERMEDIATE FUND)


The investment goal of the Equity Fund is to maximize total return by emphasizing high current income and long-term capital appreciation, consistent with reasonable risk.

The investment goal of the Short-Intermediate Fund is to provide as high a level of current income as is consistent with prudent investing, while seeking preservation of shareholders' capital.


Each Fund may not:

  1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.

  2. Buy any securities on "margin" or sell any securities "short."

  3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

  4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

  5. Invest more than 5% of the value of the gross assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

  6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), the Funds may invest in shares of money market funds managed by the manager or its affiliates.

  7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

  8. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

  9. Acquire, lease or hold real estate.

  10.Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs; however, the Equity Fund may write call options which are listed for trading on a national securities exchange and purchase put options on securities in their portfolios (see "Goals, Strategies and Risks"). The Equity Fund may also purchase call options to the extent necessary to cancel call options previously written and may purchase listed call options provided that the value of the call options purchased will not exceed 5% of the Fund's net assets. The Equity Fund may also purchase call and put options on stock indices for defensive hedging purposes. (The Equity Fund will comply with the California Corporate Securities Rules as they pertain to prohibited investments.) At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Short-Intermediate Fund and, therefore, there are no option transactions available for that Fund.

  11.Invest in companies for the purpose of exercising control or management.

  12.Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in Franklin Templeton Investments provided (i) their purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees,
     (ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by the Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

  13.Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction No. 1 above.


 Restriction No. 9 above does not prevent a Fund from investing in REITs if they meet the investment goal and policies of the Fund. The Equity Fund, as noted in the prospectus, may invest up to 5% of its net assets in REITs.


FUNDAMENTAL INVESTMENT POLICIES--FRANKLIN CONVERTIBLE SECURITIES FUND (CONVERTIBLE FUND)

 The investment goal of the Convertible Fund is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions.

 The Fund may not:

  1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act) or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

  2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

  3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

  4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts and purchase, hold or sell real estate acquired as a result of ownership of securities or other instruments, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on futures contracts.

  5. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

  6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or
     (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

 NON-FUNDAMENTAL INVESTMENT POLICY - CONVERTIBLE FUND

 The Convertible Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

CONVERTIBLE FUND


The Fund pursues its investment goal under normal market circumstances by investing at least 80% of its net assets in convertible securities as described below, and common stock received upon conversion or exchange of such securities and retained in the Fund's portfolio to permit their orderly disposition. The Fund's policies permit investment in convertible and fixed-income securities without restrictions as to a specified range of maturities.

The Fund may invest up to 20% of its net assets in other securities (non-convertible equity securities and corporate bonds, covered call options and put options, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, repurchase agreements collateralized by U.S. government securities, and money market securities), which, in the aggregate, the Fund considers to be consistent with its investment objective. The Fund limits its investments in warrants other than warrants attached to securities valued at the lower of cost or market, to 5% of the Fund's net assets.


The Fund will not invest more than 25% of its net assets in any particular industry. This limitation does not apply to U.S. government securities and repurchase agreements secured by such government securities or obligations.

EQUITY FUND

The Fund pursues its investment goal under normal market conditions by investing at least 80% of its net assets in equity securities. The Fund invests mostly in a broadly diversified portfolio of common stocks offering current dividend yields above the average of the stocks in the Standard & Poor's(R) 500 Index (S&P(R) 500). The Fund may invest up to 20% of its net assets in other securities that, in the aggregate, it considers to be consistent with its investment objective. Other investments may include fixed-income securities convertible into common stocks, U.S. government securities, corporate bonds, high grade commercial paper, bankers' acceptances, other short-term instruments, covered call options, and put options.

The Fund's emphasis on a stock's current dividend yield is based upon the investment philosophy that dividend income is generally a significant contributor to the returns available from investing in stocks over the long term and that dividend income is often more consistent than capital appreciation as a source of investment return. Moreover, the price volatility of stocks with relatively higher dividend yields tends to be less than stocks that pay out little dividend income, affording the Fund the potential for greater principal stability.

Because high relative dividend yield as defined above is frequently accompanied by a lower stock price, the Fund seeks to buy a stock when its relative dividend yield is high. Conversely, it seeks to sell a stock when its dividend yield is low relative to its history, which may be caused by an increase in the price of the stock. The Fund may then reinvest the proceeds into other relatively high dividend yielding issues. This approach may allow the Fund to take advantage of capital appreciation opportunities presented by quality stocks that are temporarily out of favor with the market and that are subsequently "rediscovered."

In addition to offering above-average yields, securities selected for investment by this strategy may provide some of the following characteristics consistent with the Fund's fundamental goal: above-average dividend growth prospects, low price to normalized earnings (projected earnings under normal operating conditions), low price to cash flow, low price to book value, and/or low price to realizable liquidation value.

The Fund's current investment strategy is not a fundamental policy of the Fund and is subject to change at the discretion of the board of trustees and without prior shareholder approval.

SHORT-INTERMEDIATE FUND

The Fund intends to invest up to 80% of its net assets in securities with a dollar weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. As a fundamental policy, the Fund normally invests at least 80% of its net assets in U.S. government securities.


Government securities are obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to, the following: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Fannie Mae, Government National Mortgage Association (Ginnie Mae), Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Freddie Mac, or National Credit Union Administration.


The Fund may purchase certain U.S. government securities at a discount. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not intend to hold securities for the purpose of achieving capital gains, but will generally hold them as long as current yields on these securities remain attractive. The Fund may realize capital losses when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. The Fund may also realize capital gains or losses upon the sale of securities.

MATURITY The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Similarly, the average life of callable securities will be a function of their stated maturities, call dates, and the level of interest rates. Estimated average life will be determined by the Fund's manager and used for the purpose of determining the average weighted maturity of the Fund.

CONCENTRATION The Fund will not invest more than 25% of the value of its total assets in any one particular industry.

BELOW IS ADDITIONAL INFORMATION ABOUT INVESTMENTS, TECHNIQUES, STRATEGIES AND RISKS.

The value of your shares will increase as the value of the securities owned by the Funds increase and will decrease as the value of the Funds' investments decrease. In this way, you participate in any change in the value of the securities owned by the Funds. In addition to the factors that affect the value of any particular security that the Funds own, the value of Funds' shares may also change with movements in the stock and bond markets as a whole.


BORROWING None of the Short-Intermediate Fund, the Convertible Fund, or the Equity Fund borrows money or mortgages or pledges any of its assets, except that each may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.


CALLABLE SECURITIES These structures give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, these securities typically offer a higher yield. The period of call protection between the time of issue and the first call date varies from security to security. Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time.

Issuers typically exercise call options in periods of declining interest rates, thereby creating reinvestment risk for the investor. On the other hand, if an investor expects a security to be called and it is not, the investor faces an effective maturity extension. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer.

CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatory convertible securities (e.g., ACES, DECS, PRIDES, SAILS - each issuer has a different acronym for their version of these securities) are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer). Convertible Fund may invest in such trusts.

Enhanced convertible preferred securities (e.g., QUIPS, TOPRS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company who issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuer of an exchangeable is different from the issuer of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Convertible Fund and the Equity Fund, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. The Convertible Fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Fund's investment policy regarding those securities.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value per share.


Independent rating organizations rate debt and convertible securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Below investment grade securities are generally those rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P(R)). Please see "Description of Ratings."


Higher yields are ordinarily available from securities in the lower-rated categories or from unrated securities of comparable quality. Convertible securities generally fall within the lower-rated categories of rating agencies (i.e., securities rated Baa or lower by Moody's or BBB or lower by S&P). The Convertible Fund will not invest more than 10% of its total assets in securities rated below B by Moody's or S&P or unrated securities of comparable quality. The Equity Fund may invest up to 10% of its total assets in securities that are below investment grade; however, the Fund will not invest more than 5% in securities rated below B or in unrated securities of comparable quality. Securities rated B and comparable unrated securities are regarded as speculative and may involve greater risks as to the timely payment of interest or dividends, including the risk of bankruptcy or default by the issuer. The Funds will not invest in securities the manager believes involve excessive risk. If a ratings service changes the rating on a security a Fund holds or the security goes into default, the manager will consider that event in its evaluation of the overall investment merits of the security but will not necessarily sell the security.

The Equity Fund may invest up to a maximum of 20% of its net assets in debt securities. In seeking securities that meet its investment objective, the Equity Fund will buy only debt securities which are rated B or better by S&P or Moody's or debt securities that are unrated but that are judged to be of comparable quality. The Equity Fund does not intend to invest more than 5% of its assets in fixed-income securities rated below Baa by Moody's or BBB by S&P.

Ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the Funds' assets but except as provided above will not be a determining or limiting factor. In its investment analysis of securities being considered for a Fund's portfolio, rather than relying principally on the ratings assigned by rating services, the manager may also consider, among other things, relative values based on such factors as anticipated cash flow, interest coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition thereof.

DEBT SECURITIES RISKS. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). The manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. Debt obligations will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, a Fund's performance may be affected by the manager's ability to anticipate and respond to fluctuations in market interest rates, to the extent of the Fund's investment in debt obligations.

LOWER RATED SECURITIES RISKS. Because the the Convertible Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Convertible Fund invests. Accordingly, an investment in the Convertible Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Convertible Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Convertible Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Convertible Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.


High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a Fund to manage the timing of its income. To generate cash to satisfy these distribution requirements, the Convertible Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.


Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Convertible Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Convertible Fund's portfolio.

The Convertible Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Convertible Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Convertible Fund may also incur special costs in disposing of restricted securities, although the Convertible Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Convertible Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Convertible Fund does not have an arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Convertible Fund's net asset value.

The Convertible Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


DERIVATIVE SECURITIES Although the Funds have no present intention of investing in the following types of securities, the Funds may invest in the securities described below. These securities are generally considered "derivative securities." For purposes of any limitations noted below, synthetic convertibles are excluded.


OPTIONS. The Convertible Fund and the Equity Fund may write covered call options on securities they own that are listed for trading on a national securities exchange and may buy listed call options. The Convertible Fund's investment in options will be for portfolio hedging purposes in an effort to stabilize principal fluctuations and not for speculation. The Convertible Fund's investments in options will not exceed 5% of its net assets.

The Convertible Fund and the Equity Fund may each also buy put options on common stock that they own or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. The Convertible Fund and the Equity Fund may each buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. The Convertible Fund and the Equity Fund may each buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs.

It will generally be the Convertible Fund's and the Equity Fund's policy, in order to avoid the exercise of a call option written by the Fund, to cancel its obligation under the call option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. The premium which a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. The aggregate premiums paid on all such options held at any time will not exceed 20% of the Convertible Fund's net assets.

Call options are short-term contracts (generally having a duration of nine months or less) which give the buyer of the option the right to buy and obligates the writer of the option to sell the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

When a Fund writes or sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the Fund. The risk associated with covered option writing is that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price.

A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. A Fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thereby increasing the cost of the securities and reducing the yield otherwise available from the same securities.

The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. However, a writer or holder of an option may not effect a closing transaction after being notified of the exercise of the option.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

Effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. There is no guarantee in any particular situation that either a closing purchase or a closing sale transaction can be effected. If a Fund is unable to effect a closing purchase transaction in a secondary market with respect to options it has written, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

The writer of an option may have no control over when the underlying securities must be sold in the case of a call option, or purchased in the case of a put option, since the writer of certain options may be assigned an exercise notice at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium.

There is no assurance that a liquid market will exist for a given option at any particular time. To mitigate this risk, the Convertible Fund and the Equity Fund will ordinarily purchase and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. During the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option. However, as long as its obligation as a writer continues, the Fund will have retained the risk of loss should the price of the underlying security decline.

Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

OPTIONS ON SECURITIES RISKS. The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or wait for the option to be exercised and take delivery of the security at the exercise price. A Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

A Fund's option trading activities may result in the loss of principal under certain market conditions.

EQUITY SECURITIES Equity securities generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive priority in the distribution of dividends over common stockholders but may receive less appreciation than common stockholders. Preferred stockholders may also have greater voting rights as to certain issues as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FINANCIAL SERVICES COMPANIES RISK. Because the Equity Fund invests in stocks of financial services companies, the Fund's investments and performance will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.

Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.


In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a regulatory framework that may be subject to further change.

FOREIGN SECURITIES The Convertible Fund and the Equity Fund will generally buy foreign securities that are traded in the U.S. or buy sponsored or unsponsored American Depositary Receipts (ADRs). Each Fund may, however, buy the securities of foreign issuers directly in foreign markets so long as, in the manager's judgment, an established public trading market exists. The Convertible Fund may invest up to 35% of net assets and the Equity Fund may invest up to 30% of net assets in foreign securities not publicly traded in the U.S. The Convertible Fund and the Equity Fund, however, presently do not intend to invest more than 10% and 15%, respectively, of their assets in foreign securities. The holding of foreign securities may be limited by the Convertible Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments. The Equity Fund may not invest more than 10% of its total assets in securities of developing markets.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. A Fund does not consider any security that it acquires outside the U.S. and that is publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid so long as the Fund acquires and holds the security with the intention of re-selling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.


Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market, and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities, as discussed below.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.


Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

A Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit the Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY RISK. The Funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. The Funds' manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

Any investments by the Funds in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Although current regulations do not, in the opinion of the Funds' manager, limit seriously the Funds' investment activities, if they were changed in the future they might restrict the ability of a Fund to make its investments or tend to impair the liquidity of the Fund's investments. Changes in governmental administrations, economic or monetary policies in the U.S. or abroad, or circumstances in dealings between nations could result in investment losses for the Funds and could adversely affect the Funds' operations.


In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Funds' manager, any losses resulting from the holding of a Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the manager's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

ILLIQUID INVESTMENTS Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. The Short-Intermediate Fund has not purchased and does not intend currently to purchase illiquid or restricted securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Illiquid investments include, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of each Fund's total net assets. Notwithstanding this limitation, the board has authorized each Fund to invest in securities (restricted securities) that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (1933 Act), where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.


The board will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Short-Intermediate Fund, the Convertible Fund and the Equity Fund's total assets measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of cash) with a value at least equal to 102% (100% in the case of Equity Fund) of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


REAL ESTATE INVESTMENT TRUSTS (REITS) The Equity Fund may invest up to 5% of its assets in REITs that are listed on a securities exchange or traded over-the-counter and meet the Fund's investment objective. The Convertible Fund may invest in convertible securities of REITs. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

REITS RISKS. An investment in REITs includes the risk of a decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. The value of securities of companies that service the real industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REIT's management skill. REITs may not be diversified and are subject to the risks of financing projects.


REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, each Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SHORT SALES AGAINST THE BOX The Convertible Fund may make short sales of equity or debt securities, provided the Fund owns an equal amount of these securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such equity or debt securities. In a short sale the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. To secure its obligation to deliver the securities sold short, the Fund will deposit collateral with its custodian bank that will generally consist of an equal amount of such securities or securities convertible into or exchangeable for at least an equal amount of such securities. The Fund may make a short sale when the manager believes the price of the security may decline and when, for tax or other reasons, the manager does not currently want to sell the security or convertible security it owns. In this case, any decline in the value of the Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund's portfolio securities would be reduced by a loss in the short sale transaction. The Fund may not make short sales or maintain a short position unless, at all times when a short position is open, not more than 20% of its total assets (taken at current value) is held as collateral for such sales.

SMALLER COMPANIES RISKS. From time to time, a number of the convertible securities in which the Convertible Fund may invest may be issued by smaller companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.


TEMPORARY INVESTMENTS When the Funds' manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets for the securities in which the Fund normally invests.


When maintaining a temporary defensive position, the Convertible Fund may invest its assets without limit in U.S. government securities and, subject to certain tax diversification requirements, commercial paper (short-term debt securities of large corporations), certificates of deposit and bankers' acceptances of banks having total assets in excess of $5 billion, repurchase agreements, and other money market securities.

When maintaining a temporary defensive position, the Equity Fund may invest any portion of its assets in U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes.

The manager also may invest in these types of securities or hold cash while looking for the suitable investment opportunities when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.


U.S. GOVERNMENT AND AGENCY MORTGAGE PASSTHROUGH SECURITIES - GENERAL CHARACTERISTICS The Funds may invest in U.S. government securities including U.S. Treasury obligations and in mortgage-backed securities issued or guaranteed by the Ginnie Mae, Fannie Mae, and Freddie Mac.


Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.


Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Securities issued by Fannie Mae and by Freddie Mac are supported only by the credit of the respective agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.


The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

MORTGAGE SECURITIES RISKS. The Short-Intermediate Fund's investment in mortgage-backed securities differs from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The Fund may be forced to reinvest returned principal at lower interest rates, reducing the Fund's income. For this reason, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the Fund's returns and share price.

To the extent mortgage securities are purchased at a premium, unscheduled principal prepayments, including prepayments resulting from mortgage foreclosures, may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to you, will be taxable as ordinary income.

WHEN-ISSUED SECURITIES The Short-Intermediate Fund may buy obligations on a when-issued or "delayed-delivery" basis, which means that the obligations will be delivered at a future date. The Short-Intermediate Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations. A Fund does not pay for the securities until received, nor does the Fund start earning interest on them until the scheduled delivery date.

Purchases of securities on a when-issued, forward-delivery, or delayed-delivery basis are subject to more risk than other types of purchases, including market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although a Fund will generally buy securities on a when-issued basis with the intention of acquiring the securities and not for speculative purposes, it may sell the securities before the settlement date if it is deemed advisable. In such a case, the Fund may incur a gain or loss because of market fluctuations during the period since the Fund committed to purchase the securities. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Short-Intermediate Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous.

ZERO COUPON BONDS The Short-Intermediate Fund may invest in zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Zero coupon bonds are debt obligations that are issued at significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Frank H.         Trustee     Since      113          None
Abbott, III                  1986
(82)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------
Harris J.        Trustee     Since      142          Director, Bar-S
Ashton (71)                  1986                      Foods (meat
One Franklin                                         packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph        Trustee     Since      143            None
Fortunato         1989
(71)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.         Trustee      Since      96          Director,
Holiday (52)                  1998                  Amerada Hess
One Franklin                                        Corporation
Parkway                                           (exploration and
San Mateo,                                         refining of oil
CA 94403-1906                                         and gas);
                                                      Beverly
                                                    Enterprises,
                                                    Inc. (health
                                                    care); H.J.
                                                   Heinz Company
                                                 (processed foods
                                                     and allied
                                                   products); RTI
                                                   International
                                                  Metals, Inc.
                                                  (manufacture and
                                                  distribution of
                                                  titanium); and
                                                     Canadian
                                                  National Railway
                                                    (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.       Trustee     Since       115       Director, The
LaHaye (74)                  1986                   California
One Franklin                                      Center for Land
Parkway                                           Recycling
San Mateo,                                       (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.       Trustee      Since       142     Director, White
Macklin (75)                 1992                  Mountains
One Franklin                                     Insurance Group,
Parkway                                          Ltd. (holding
San Mateo,                                       company); Martek
CA 94403-1906                                      Biosciences
                                                   Corporation;
                                                 MedImmune, Inc.
                                                 (biotechnology);
                                                  Overstock.com
                                                   (Internet
                                                 services); and
                                                   FORMERLY,
                                                 Director, MCI
                                                 Communication
                                                  Corporation
                                                 (subsequently
                                                  known as MCI
                                                 WorldCom, Inc.
                                                 and WorldCom,
                                                   Inc.)
                                                 (communications
                                                   services)
                                                 (1988-2002); and
                                                  Spacehab, Inc.
                                                   (aerospace
                                                    services)
                                                   (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------

  NAME, AGE        POSITION      LENGTH     NUMBER          OTHER
AND ADDRESS                     OF TIME      OF          DIRECTORSHIPS
                                 SERVED   PORTFOLIOS        HELD
                                           IN FUND
                                           COMPLEX
                                          OVERSEEN
                                           BY BOARD
                                            MEMBER*
-----------------------------------------------------------------
**Edward B.      Trustee,       Trustee        8              None
Jamieson (55)    President       and
One Franklin    and Chief      President
Parkway          Executive      since
San Mateo,       Officer -      1993
CA 94403-1906   Investment       and
                 Management     Chief
                              Executive
                               Officer
                            -Investment
                             Management
                               since
                                2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Charles B.     Trustee and     Trustee        142          None
Johnson (71)     Chairman of     since
One Franklin     the Board      1986 and
Parkway                         Chairman
San Mateo,                      of the
CA 94403-1906                    Board
                                 since
                                 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.      Trustee and     Trustee        125          None
Johnson, Jr.      Vice            since
(63)             President      1987 and
One Franklin                     Vice
Parkway                         President
San Mateo,                        since
CA 94403-1906                    1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Mark             Vice            Since         Not           None
Boyadjian      President         2003      Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Harmon E.        Vice            Since         Not           None
Burns (59)     President         1986      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
Martin L.        Vice            Since        Not             None
Flanagan (43)  President         1995     Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.         Senior Vice     Since        Not            None
Gambill (56)     President       2002       Applicable
500 East         and Chief
Broward          Executive
Blvd.             Officer
Suite 2100      -Finance and
Fort           Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.          Vice           Since        Not            None
Goss (56)       President        2000     Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.        Vice           Since        Not            None
Green (56)       President       2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Diomedes        Treasurer    since             Not           None
Loo-Tam (65)    and Chief    March           Applicable
One Franklin    Financial    2004
Parkway          Officer
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).

--------------------------------------------------------------------
Michael O.        Vice           Since        Not       Director, FTI
Magdol (66)     President -       2002     Applicable    Banque, Arch
600 Fifth          AML                                 Chemicals, Inc.
Avenue          Compliance                               and Lingnan
Rockefeller                                              Foundation.
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.        Vice           Since          Not           None
Simpson (66)   President         2000      Applicable
One Franklin     and
Parkway        Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------


* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $815 per month plus $705 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                       TOTAL FEES       NUMBER OF
                         TOTAL       RECEIVED FROM      BOARDS IN
                         FEES           FRANKLIN        FRANKLIN
                         RECEIVED      TEMPLETON        TEMPLETON
                         FROM THE     INVESTMENTS/2   INVESTMENTS ON
 NAME                      TRUST/1         ($)          WHICH EACH
                            ($)                          SERVES/3
 --------------------------------------------------------------------
 Frank H. Abbott, III      11,013       179,599            29
 Harris J. Ashton          11,282       369,700            46
 S. Joseph Fortunato       10,594       369,700            47
 Edith E. Holiday          14,100       297,707            29
 Frank W.T. LaHaye         10,413       174,322            29
 Gordon S. Macklin         10,722       369,700            46

1. For the fiscal year ended October 31, 2003.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.



The following tables provide the dollar range of equity securities beneficially owned by the board members on December 31, 2003.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                 AGGREGATE DOLLAR
                                                 RANGE OF EQUITY
                                                SECURITIES IN ALL
                                                FUNDS OVERSEEN BY
                       DOLLAR RANGE OF EQUITY  THE BOARD MEMBER IN
NAME OF BOARD MEMBER   SECURITIES IN EACH FUND     THE FRANKLIN
                                                  TEMPLETON FUND
                                                     COMPLEX
--------------------------------------------------------------------
                         Short-Intermediate       Over $100,000
Frank H. Abbott, III            Fund
                           Over $100,000
--------------------------------------------------------------------
                      Short-Intermediate Fund     Over $100,000
Harris J. Ashton           Over $100,000
--------------------------------------------------------------------
S. Joseph Fortunato      Equity Income Fund       Over $100,000
                         $50,001 - $100,000
--------------------------------------------------------------------
Edith E. Holiday                None              Over $100,000
--------------------------------------------------------------------
                      Short-Intermediate Fund     Over $100,000
                            $1 - $10,000
Frank W.T. LaHaye
                       Convertible Securities
                            $1 - $10,000

                         Equity Income Fund
                            $1 - $10,000
--------------------------------------------------------------------
Gordon S. Macklin               None              Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                 AGGREGATE DOLLAR
                                                 RANGE OF EQUITY
                                                SECURITIES IN ALL
                                                FUNDS OVERSEEN BY
                       DOLLAR RANGE OF EQUITY  THE BOARD MEMBER IN
NAME OF BOARD MEMBER  SECURITIES IN EACH FUND      THE FRANKLIN
                                                  TEMPLETON FUND
                                                     COMPLEX
--------------------------------------------------------------------
Edward B. Jamieson              None                   None
--------------------------------------------------------------------
                       Convertible Securities     Over $100,000
                         $10,001 - $50,000
Charles B. Johnson
                      Short-Intermediate Fund
                            $1 - $10,000
--------------------------------------------------------------------
Rupert H. Johnson, Jr.     Equity Income Fund       Over $100,000
                            $10,001 - $50,000
--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon
S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended October 31, 2003, the Audit Committee met six times; the Nominating Committee met once.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------
The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans (poison pills) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at WWW.FRANKLINTEMPLETON.COM. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at WWW.FRANKLINTEMPLETON.COM and posted on the SEC website at WWW.SEC.GOV no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Convertible Fund was considered in reference to a peer group of convertible securities funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to convertible securities funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Convertible Fund in relation to those within the relevant peer group of convertible securities funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Equity Fund was considered in reference to a peer group of equity income funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to equity income funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Equity Fund in relation to those within the relevant peer group of equity income funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Short-Intermediate Fund was considered in reference to the universe of short-intermediate U.S. government funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Short-Intermediate Fund in relation to those within the relevant peer group of short-intermediate U.S. government funds and intermediate U.S. government funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million;
o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and
o  9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Funds paid the following management fees:


                                      MANAGEMENT FEES PAID ($)
                             -------------------------------------------
                                    2003           2002          2001
                             -------------------------------------------
Convertible  Fund/1            1,540,225      1,366,009      1,182,795
Equity Fund/2                  2,857,841      2,750,903      2,279,023
Short-Intermediate Fund/3      1,769,256      1,253,260        930,294

1. For the fiscal years ended October 31, 2003 and 2002, management fees, before any advance waiver, totaled $1,575,031 and $1,368,516, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended October 31, 2003 and 2002, management fees, before any advance waiver, totaled $2,949,000 and $2,761,222, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal years ended October 31, 2003 and 2002, management fees, before any advance waiver, totaled $1,801,922 and $1,259,003, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:


                                                ADMINISTRATION
                                                 FEES PAID ($)
-----------------------------------------------------------------------
                               2003           2002           2001
                          ---------------------------------------------
Convertible Fund             421,284        365,244        313,421
Equity Fund                  835,127        776,037        633,302
Short-Intermediate Fund      492,168        330,838        238,525


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Each Fund may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Convertible Fund's and the Equity Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on an agency rather than principal basis with a principal market maker unless the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit a Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

Since most purchases by the Short-Intermediate Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended October 31, the Funds paid the following brokerage commissions:


                                   BROKERAGE COMMISSIONS ($)
                         -----------------------------------------------
                              2003             2002           2001
------------------------------------------------------------------------
Convertible Fund               71,814          223,649          169,746
Equity Fund                 1,212,195        1,349,887        1,376,602
Short-Intermediate Fund             0                0                0

For the fiscal year ended October 31, 2003, the Convertible Fund paid brokerage commissions of $62,291 from aggregate portfolio transactions of $44,174,490 to brokers who provided research services. For the fiscal year ended October 31, 2003, the Equity Fund paid brokerage commissions of $934,925 from aggregate portfolio transactions of $527,299,846 to brokers who provided research services.

As of October 31, 2003, the Funds did not own securities of their regular broker-dealers.


Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

-------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES


MULTICLASS DISTRIBUTIONS Each Fund each calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DIVIDEND INCOME.

EQUITY FUND. Under the 2003 Tax Act, dividends earned on the following income sources will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets):
o dividends paid by DOMESTIC corporations, and
o dividends paid by qualified FOREIGN corporations, including:
     - corporations incorporated in a possession of the U.S.,
     - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
     - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 120-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares. Under technical correction legislation introduced in the U.S. Congress in December 2003, a proposal has been made to extend the 120-day period to 121 days. If this provision becomes law, it will allow shareholders who purchase their shares on the day before the ex-dividend date and hold their shares for 61 or more days to report their dividends as qualified dividends on their individual income tax returns.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

CONVERTIBLE AND SHORT-INTERMEDIATE FUNDS: Income dividends from interest earned by these Funds on debt securities will not be permitted to be treated as qualified dividend income and will continue to be taxed at the higher ordinary income tax rates. Because the principal investment goal of each of these Funds is to earn a high level of current income, and they currently have a substantial percentage of their investment assets in debt securities, it is anticipated that the percentage of qualified dividend income in each Fund will be small.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for qualified dividends and net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to Convertible Fund and the Equity Fund to the extent that they invest in foreign securities.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

DEFERRAL OF BASIS. (FOR THE EQUITY FUND, CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS (EQUITY FUND ONLY) For individual shareholders, a portion of the dividends paid by this Fund may be qualified dividends eligible for reduced rate of taxation, as detailed in the section above labeled "DIVIDEND INCOME." The amount of the Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.
o EQUITY FUND: Because most of the income of this Fund generally is derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.
o CONVERTIBLE AND SHORT-INTERMEDIATE FUNDS: Because the income of these Funds primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of their income dividends will be eligible for the corporate dividends-received deduction. To the extent that the Convertible Fund holds equity securities either directly purchased or from conversion of convertible securities, this percentage will increase.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. The Convertible Fund is permitted to invest in certain options and futures contracts on securities, currencies, and other indices or other financial instruments. The Equity Fund is permitted to invest in certain options and options on stock indices for defensive hedging purposes. If either Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Convertible Fund's entry into a short sale transaction, or the Convertible or Equity Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, either Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Convertible or Equity Fund's investment in covered call or put options in connection with certain hedging transactions could cause either Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED OR SYNTHETIC CONVERTIBLE SECURITIES. The Convertible and Equity Funds are each permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). The Convertible Fund is also permitted to invest in synthetic convertible securities comprised of a fixed income security and warrants or options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of a synthetic or enhanced convertible security could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. All three Funds are permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Franklin Investors Securities Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that a Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


The Convertible Fund currently offers two classes of shares, Class A and Class
C. The Equity Fund currently offers four classes of shares, Class A, Class B, Class C and Class R. The Short-Intermediate Fund currently offers two classes of shares, Class A and Advisor Class. Each fund may offer additional classes of shares in the future. The full title of each class is:


o Franklin Convertible Securities Fund - Class A
o Franklin Convertible Securities Fund - Class C
o Franklin Equity Income Fund - Class A
o Franklin Equity Income Fund - Class B
o Franklin Equity Income Fund - Class C
o Franklin Equity Income Fund - Class R
o Franklin Short-Intermediate U.S. Government Securities Fund - Class A
o Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 2, 2004, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
CONVERTIBLE FUND
Cathay Life Insurance          Class A       7.49
Company LTD.
23F NO 296 4 REN AI Road
Taipei 106 Taiwan

EQUITY INCOME FUND
FTB&T TTEE For Defined         Class R       6.60
Contribution Services
The P/DMT Combined Profit
Sharing Plan and Trust
P.O. Box 2438 Rancho Cordova, CA
95741-2438

FTB&T TTEE For Defined         Class R       8.20
Contribution Services
PECO II Inc. Associates
P.O. Box 2438 Rancho Cordova, CA
95741-2438

FTB&T TTEE For Defined         Class R       8.59
Contribution Services
Terayon Communications
Systems
P.O. Box 2438 Rancho Cordova, CA
95741-2438

SHORT-INTERMEDIATE FUND
Ellard Company                 Advisor       14.26
c/o Fiduciary Trust Company     Class
International
P.O. Box 3199 Church Street
Station
New York, NY 10008-3199

Franklin Stable Value          Advisor       28.06
FT 529 College Savings Plan     Class
500 East Broward Blvd.,
Floor 13
Fort Lauderdale, FL
33394-3091

FTB&T TTEE For Defined         Advisor       30.24
Contribution Services           Class
Franklin Resources Profit
Sharing Plan
P.O. Box 2438 Rancho Cordova, CA
95741-2438

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Short-Intermediate Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Convertible Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of February 2, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for the Convertible Fund - Class A and the Equity Fund - Class A; and 2.25% for the Short-Intermediate Fund - Class A. There is no initial sales charge for Class B, Class C and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse or legal equivalent under state law, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to a Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in a Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only


o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.


RETIREMENT PLANS. Effective January 1, 2003, (i) individual retirement accounts with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans with assets of $1 million or more, or (iii) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds (except Class C shares) other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO, are eligible to purchase Class A shares without an initial sales charge.


The following investors are eligible to buy Class R shares: (i) Employer Sponsored Retirement Plans, (ii) any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, and
(iii) investors who open a Franklin Templeton IRA Rollover.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

CONVERTIBLE FUND AND EQUITY FUND

                                                     SALES CHARGE
SIZE OF PURCHASE - U.S. DOLLARS                          (%)
----------------------------------------------------------------------
Under $30,000                                             3.0
$30,000 but less than $50,000                             2.5
$50,000 but less than $100,000                            2.0
$100,000 but less than $200,000                           1.5
$200,000 but less than $400,000                           1.0
$400,000 or more                                          0

SHORT-INTERMEDIATE FUND

                                                     SALES CHARGE
SIZE OF PURCHASE - U.S. DOLLARS                          (%)
----------------------------------------------------------------------
Under $30,000                                             3.0
$30,000 but less than $100,000                            2.0
$100,000 but less than $400,000                           1.0
$400,000 or more                                          0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of the Convertible Fund or the Equity Fund of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by DCS Plans and retirement plans for which an affiliate of Distributors serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions from an Employer Sponsored Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.

EXCHANGE PRIVILEGE For the Convertible Fund and the Equity Fund, if you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. For the Short-Intermediate Fund, if you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Funds have the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Funds to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Funds be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Funds the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Funds may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Funds value those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Funds value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Funds value them according to the broadest and most representative market as determined by the manager.

The Convertible Fund and the Equity Fund value portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, a fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The Convertible Fund and the Equity Fund determine the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31:


                                                        AMOUNT
                                                      RECEIVED IN
                                                      CONNECTION
                                                        WITH
                            TOTAL        AMOUNT       REDEMPTIONS
                         COMMISSIONS   RETAINED BY       AND
                        RECEIVED     DISTRIBUTORS   REPURCHASES
                           ($)           ($)             ($)
--------------------------------------------------------------------
2003
Convertible Fund         1,230,395     152,804         29,787
Equity Fund              2,081,521     269,216         76,787
Short-Intermediate Fund  1,273,307     160,249         25,951


2002
Convertible Fund         1,243,561     143,199         30,280
Equity Fund              1,721,721     212,058         63,606
Short-Intermediate Fund    940,182     120,103         23,667

2001
Convertible Fund         1,069,285     125,533          9,381
Equity Fund              1,269,611     144,886         79,655
Short-Intermediate Fund    367,988      45,246         17,517

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit each Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, each Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.


Beginning at the time of purchase of Equity Fund shares, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. The Convertible Fund and Equity Fund may pay up to 0.25% per year of Class A's average daily net assets. The Short-Intermediate Fund may pay up to 0.10%, per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended October 31, 2003, the amounts paid by each Fund pursuant to the plan were:

                                                            SHORT-
                               CONVERTIBLE    EQUITY     INTERMEDIATE
                                   FUND        FUND         FUND
-------------------------------------------------------------------
                                   ($)         ($)         ($)
-------------------------------------------------------------------
Advertising                       8,875       19,583      6,742
Printing and mailing
prospectuses                        829        1,573        323
  other than to current
shareholders
Payments to underwriters          6,649       24,544      7,871
Payments to broker-dealers      506,535    1,021,595    301,219
Other                            19,509       39,103     14,970
                               ------------------------------------
Total                           542,397    1,106,398    331,125
                               ------------------------------------


THE CLASS B (EQUITY FUND ONLY), C (CONVERTIBLE FUND AND EQUITY FUND), AND R (EQUITY FUND ONLY) PLANS. Each Fund pays Distributors up to 1% per year of the Class B and Class C 's average daily net assets, out of which 0.25% may be used for services to the shareholders (service fees). For Class R shares, the Equity Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B, C, and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Equity Fund pursuant to the plan for the fiscal year ended October 31, 2003, were:

                                      ($)
----------------------------------------------
Advertising                           2,888
Printing and mailing
prospectuses                           178
  other than to current
shareholders
Payments to underwriters              2,563
Payments to broker-dealers          289,784
Other                                 4,618
                                  ------------
Total                               300,031
                                  ------------


Under the Class C plan, the amounts paid by the Convertible Fund and Equity Fund pursuant to the plan for the fiscal year ended October 31, 2003, were:

                                  CONVERTIBLE   EQUITY
                                     FUND        FUND
---------------------------------------------------------
                                      ($)        ($)
---------------------------------------------------------
Advertising                         12,605      16,432
Printing and mailing
prospectuses                          618        1,081
  other than to current
shareholders
Payments to underwriters             6,322      11,249
Payments to broker-dealers          716,410  1,114,866
Other                               12,435      22,710
                                  -----------------------
Total                               748,390  1,166,338
                                  =======================


Under the Class R plan, the amounts paid by the Equity Fund pursuant to the plan for the fiscal year ended October 31, 2003, were:

                                      ($)
----------------------------------------------
Advertising                          3,367
Printing and mailing
prospectuses                            81
  other than to current
shareholders
Payments to underwriters             3,516
Payments to broker-dealers          34,977
Other                                5,352
                                  ------------
Total                               47,293
                                  ------------


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective August 1, 2002, the Equity Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to August 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after August 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain ~your investment in a Fund. The average annual total returns before taxes for the indicated periods ended October 31, 2003, were:

CLASS A                         1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Convertible Fund                  25.48        8.44          8.55
Equity Fund                       11.91        2.37          7.62
Short-Intermediate Fund           -0.35        4.47          4.72

                                              SINCE
                                            INCEPTION
CLASS B                        1 YEAR (%)  (1/1/99) (%)
----------------------------------------------------------------------
Equity Fund                       13.85        1.89
----------------------------------------------------------------------
                                                         SINCE
                                                        INCEPTION
CLASS C                        1 YEAR (%)  5 YEARS (%)  (10/2/95) (%)
----------------------------------------------------------------------
Convertible Fund                  29.77        8.72          8.08
Equity Fund                       15.62        2.61          7.24

CLASS R                        1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Equity Fund                       17.46        3.32          7.91


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended October 31, 2003, were:

CLASS A                        1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Convertible Fund                  23.69        5.98          5.32
Equity Fund                       10.85        0.62          5.46
Short-Intermediate Fund           -1.69        2.47          2.60

                                              SINCE
                                            INCEPTION
CLASS B                        1 YEAR (%)  (1/1/99) (%)
--------------------------------------------------------
Equity Fund                       13.02        0.62
                                                            SINCE
                                                         INCEPTION
CLASS C                        1 YEAR (%)  5 YEARS (%)  (10/2/95) (%)
----------------------------------------------------------------------
Convertible Fund                  28.17        6.54         5.18
Equity Fund                       14.80        1.14         5.48

~CLASS R                       1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Equity Fund                      16.43         1.59         5.78


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in ~accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended October 31, 2003, were:

CLASS A                        1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Convertible Fund                  16.39        5.68          5.25
Equity Fund                        7.64        1.09          5.32
Short-Intermediate Fund           -0.25        2.55          2.67

                                              SINCE
                                            INCEPTION
CLASS B                        1 YEAR (%)  (1/1/99) (%)
--------------------------------------------------------
Equity Fund                        8.92        0.93
                                                            SINCE
                                                          INCEPTION
CLASS C                        1 YEAR (%)  5 YEARS (%)  (10/2/95) (%)
----------------------------------------------------------------------
Convertible Fund                  19.19        6.12         5.09
Equity Fund                       10.08        1.48         5.30

CLASS R                        1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Equity Fund                      11.25         1.92         5.61


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
    DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2003, were:

CLASS A                        1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Convertible Fund                  25.48       49.93        127.20
Equity Fund                       11.91       12.43        108.35
Short-Intermediate Fund           -0.35       24.42         58.53

--------------------------------------------------------
                                              SINCE
                                            INCEPTION
CLASS B                        1 YEAR (%)  (1/1/99) (%)
--------------------------------------------------------
Equity Fund                       13.85        9.45
                                                           SINCE
                                                         INCEPTION
~CLASS C                       1 YEAR (%)  5 YEARS (%)   10/2/95 (%)
----------------------------------------------------------------------
Convertible Fund                  29.77       51.91         87.49
Equity Fund                       15.62       13.76         75.98

CLASS R                        1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Equity Fund                       17.46       17.75        114.01

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended October 31, 2003, were:


CLASS A                          YIELD (%)
---------------------------------------------
Convertible Fund                    3.55
Equity Fund                         2.08
Short-Intermediate Fund             2.11

CLASS B
---------------------------------------------
Equity Fund                         1.47

CLASS C
---------------------------------------------
Convertible Fund                    2.99
Equity Fund                         1.46

CLASS R
---------------------------------------------
Equity Fund                         1.96


The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(A-B + 1) - 1]
             cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually ~computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing (for Convertible and Equity Funds) and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended October 31, 2003, were:

                               DISTRIBUTION
CLASS A                          RATE (%)
---------------------------------------------
Convertible Fund                    3.39
Equity Fund                         2.05
Short-Intermediate Fund             3.22

CLASS B
---------------------------------------------
Equity Fund                         1.47

CLASS C
---------------------------------------------
Convertible Fund                    3.05
Equity Fund                         1.42

CLASS R
---------------------------------------------
Equity Fund                         1.95


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.
~
Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.


o Citigroup Broad Investment Grade Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Lehman Brothers U.S. Aggregate Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Yields and total return of other taxable investments including CDs, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

o Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the United States.


o Citigroup World Government Bond Index, or its component indices. The World Government Bond Index covers the available market for domestic government bonds worldwide. It includes all fixed-rate bonds with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $1 billion dollars. The index provides an accurate, replicable fixed-income benchmark for market performance. Returns are in local currency.


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal ~value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $336 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 114 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are ~generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and ~bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to ~pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.














MARCH 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  ADVISOR CLASS

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

FRANKLIN INVESTORS SECURITIES TRUST










[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


[2] Goal and Strategies

[4] Main Risks

[6] Performance

[8] Fees and Expenses

[9] Management

[10] Distributions and Taxes

[12] Financial Highlights


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

[13] Qualified Investors

[16] Buying Shares

[18] Investor Services

[21] Selling Shares

[24] Exchanging Shares

[29] Account Policies

[32] Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND


GOAL AND STRATEGIES

GOAL
The Fund's investment goal is to provide as high a level of current income as is consistent with prudent investing, while seeking preservation of shareholders' capital.


MAIN INVESTMENT STRATEGIES
The Fund will invest at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Shareholders will be given 60 days' advance notice of any change to the 80% investment policy. The Fund invests a substantial portion of it's assets in mortgage securities, but the Fund also invests in direct obligations of the U.S. government, (such as Treasury bonds, bills and notes) and of it's agencies and instrumentalities. All of the Fund's principal investments are debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

[Begin callout]
The Fund invests in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with an emphasis on mortgage securities.
[End callout]

Mortgage securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The mortgage securities purchased by the Fund include bonds and notes issued by Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although Fannie Mae and Freddie Mac are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund currently maintains the average dollar-weighted maturity of its portfolio in a range of two to five years. The average dollar-weighted maturity of the Fund will vary with market conditions and the outlook for interest rates. In determining a security's maturity for purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The Fund may invest in callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity.


TEMPORARY INVESTMENTS
When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


MAIN RISKS

INTEREST RATE
When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to interest rate changes than securities with shorter maturities.

INCOME
Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

MORTGAGE SECURITIES
Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing, or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates, and issuers of callable securities typically exercise call options. The Fund may be forced to reinvest assets at lower interest rates, reducing the Fund's income. For this reason, mortgage securities may be less effective than other securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other securities with similar maturities.


A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage and callable agency securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the Fund's performance and share price and thus the Fund's average maturity. Securities with longer maturities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-2.15%  11.09% 3.99%  6.35%  6.44%  1.63%  8.40% 6.84%  7.46%  1.83%
  94      95     96     97     98     99    00     01     02     03
                                      YEAR

Best Quarter:                             Q3 '01     3.73%
Worst Quarter:                            Q1 '94     -1.86%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003


                                       1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Franklin Short-Intermediate
U.S. Government Securities
Fund - Advisor Class/1
--------------------------------------------------------------------------------
Return Before Taxes                      1.83%     5.19%      5.12%
--------------------------------------------------------------------------------
Return After Taxes on Distributions      0.51%     3.17%      3.01%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                  1.18%     3.16%      3.03%
--------------------------------------------------------------------------------
Lehman Brothers Short U.S.
Treasury 1-5 Year Index/2                2.06%     5.75%      5.96%
--------------------------------------------------------------------------------
(index reflects no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index includes U.S. government securities and treasuries with maturities from one to five years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                       (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                  ADVISOR CLASS
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                            None


ANNUAL FUND OPERATING EXPENSES              (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                   ADVISOR CLASS
--------------------------------------------------------------------------------
Management fees/1                                                          0.53%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                      0.00%
--------------------------------------------------------------------------------
Other expenses                                                             0.15%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       0.68%
--------------------------------------------------------------------------------
Management fee reduction/1                                                -0.01%
================================================================================
NET ANNUAL FUND OPERATING EXPENSES/1                                       0.67%
--------------------------------------------------------------------------------
1. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $68      $214      $373     $835
---------------------------------------


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $336 billion in assets.

The team responsible for the Fund's management is:

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1991.

DOUG MAGOWAN, Portfolio Manager of Advisers
Mr. Magowan has been a portfolio manager of the Fund since 2003. He joined Franklin Templeton Investments in 1993.

KENT BURNS CFA, PORTFOLIO MANAGER of ADVISERS
Mr. Burns has been a manager of the Fund since 2003. He joined Franklin Templeton Investments in 1994.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2003, management fees, before any reduction, were 0.53% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.52% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS


The Short-Intermediate Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. The Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Dividends distributed to you by the Fund are taxable at ordinary income tax rates. Because the principal investment goal of the Fund is to earn a high level of current income, and it currently has a high percentage of its investment assets in debt securities, it is anticipated that the percentage of qualified dividend income for the Fund will be small.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS


This table presents the financial performance for Advisor Class the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                                             YEAR ENDED OCTOBER 31,
                               2003     2002      2001      2000         1999
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year              10.56    10.57     10.08     10.10     10.45
--------------------------------------------------------------------------------
Net investment income/1         .29     .44       .55/2      .57       .54
Net realized and               (.08)    .07       .52/2      .01      (.38)
unrealized gains (losses)
--------------------------------------------------------------------------------
Total from investment          .21      .51       1.07      .58       .16
operations
--------------------------------------------------------------------------------
Less distributions from        (.41)    (.52)     (.58)     (.60)     (.51)
net investment income
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF        10.36    10.56     10.57     10.08     10.10
YEAR
================================================================================

Total return (%)/3              2.02     4.97     10.92      5.97      1.62

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of year       16,753    7,348    1,184      1,483     1,367
($ x 1,000)
--------------------------------------------------------------------------------
Ratios to average net
assets: (%)
--------------------------------------------------------------------------------
Expenses                        .67      .70       .76       .75       .69
--------------------------------------------------------------------------------
Net investment income          2.90     4.32      5.352     5.76      5.26
--------------------------------------------------------------------------------
Portfolio turnover rate (%)    92.69   112.71     53.64     56.80     64.26

1. Based on average shares outstanding.
2. Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
   Net investment income per share...................................... $(.017)
   Net realized and unrealized gains (losses) per share.................    .017
   Ratio of net investment income to average net assets.................  (.16)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
3. Total return is not annualized.

YOUR ACCOUNT


QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.

o Registered investment advisors on behalf of their clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum investments: $1,000 initial and $50 additional.

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.


Please note that Advisor Class shares of the Fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Fund's Advisor Class shares.


BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 18). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
--------------------------------------------------------------------------------
                        OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
THROUGH YOUR            Contact your           Contact your investment
INVESTMENT              investment             representative
REPRESENTATIVE          representative
--------------------------------------------------------------------------------
                        If you have another    Before requesting a
BY PHONE/ONLINE         Franklin Templeton     telephone or online
                        fund account with      purchase into an
(Up to $100,000         your bank account      existing account, please
per shareholder         information on file,   make sure we have your
per day)                you may open a new     bank account information
                        account by phone. At   on file. If we do not
1-800/632-2301          this time, a new       have this information,
                        account may not be     you will need to send
franklintempleton.com   opened online.         written instructions
                                               with your bank's name
NOTE:  CERTAIN          To make a same day     and address, a voided
ACCOUNT TYPES ARE       investment, your       check or savings account
NOT AVAILABLE FOR       phone order must be    deposit slip, and a
ONLINE ACCOUNT          received and accepted  signature guarantee if
ACCESS                  by us by 1:00 p.m.     the bank and Fund
                        Pacific time or the    accounts do not have at
                        close of the New York  least one common owner.
                        Stock Exchange,
                        whichever is earlier.  If you have online access, you
                                               will be able to add or
                                               change bank account information
                                               that we can use to process
                                               additional purchases into your
                                               Franklin Templeton account.

                                               To make a same day investment,
                                               your phone or online order must
                                               be received and accepted by us by
                                               1:00 p.m. Pacific time or the
                                               close of the
                                               New York Stock Exchange,
                                               whichever is earlier.
--------------------------------------------------------------------------------
                        Make your check        Make your check payable
BY MAIL                 payable to the         to the Franklin
                        Franklin               Short-Intermediate U.S.
                        Short-Intermediate     Government Securities
                        U.S. Government        Fund. Include your
                        Securities Fund.       account number on the
                                               check.
                        Mail the check and
                        your signed            Fill out the deposit
                        application to         slip from your account
                        Investor Services.     statement. If you do not
                                               have a slip, include a note with
                                               your name, the Fund name, and
                                               your account number.

                                               Mail the check and deposit slip
                                               or note to Investor Services.
--------------------------------------------------------------------------------
                        Call to receive a      Call to receive a wire
                        wire control number    control number and wire
                        and wire               instructions.
                        instructions.
BY WIRE                                        To make a same day wire
                        Wire the funds and     investment, the wired
1-800/632-2301          mail your signed       funds must be received
(or 1-650/312-2000      application to         and accepted by us by
collect)                Investor Services.     1:00 p.m. Pacific time
                        Please include the     or the close of the New
                        wire control number    York Stock Exchange,
                        or your new account    whichever is earlier.
                        number on the
                        application.

                        To make a same day wire
                        investment, the wired
                        funds must be received
                        and accepted by us by
                        1:00 p.m. Pacific time or
                        the close of the New York
                        Stock Exchange, whichever
                        is earlier.
--------------------------------------------------------------------------------
                        Call Shareholder       Call Shareholder
                        Services at            Services at
BY EXCHANGE             1-800/632-2301, or     1-800/632-2301, or send
                        send signed written    signed written
                        instructions.   You    instructions. You also
franklintempleton.com   also may place an      may place an online
                        online exchange        exchange order.
                        order. The automated
                        telephone system       (Please see page 24 for
                        cannot be used to      information on
                        open a new account.    exchanges.)

                    (Please see page 24 for information on exchanges.)
--------------------------------------------------------------------------------


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN
This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION
You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM
Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

--------------------------------------------------------------------------------
Shareholder Services           1-800/632-2301
--------------------------------------------------------------------------------
Advisor Services               1-800/524-4040
--------------------------------------------------------------------------------
Retirement Services            1-800/527-2020
--------------------------------------------------------------------------------


DISTRIBUTION OPTIONS
You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS
Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.


TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automaticinvestment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.


SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.



SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING
Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]


o     you are selling more than $100,000 worth of shares
o     you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES
If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS
Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS
You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
--------------------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
THROUGH YOUR        Contact your investment
INVESTMENT          representative
REPRESENTATIVE
--------------------------------------------------------------------------------
                    Send written instructions and
BY MAIL             endorsed share certificates (if you
                    hold share certificates) to Investor
                    Services. Corporate, partnership or trust accounts may need to send additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the name(s) and address on the
                    account, or otherwise according to your written
                    instructions.
--------------------------------------------------------------------------------
                    As long as your transaction is for
                    $100,000 or less, you do not hold
BY PHONE/ONLINE     share certificates and you have not
                    changed your address by phone or
1-800/632-2301      online within the last 15 days, you
                    can sell your shares by phone or
                    online.
franklintempleton.com

                    A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

--------------------------------------------------------------------------------
                    You can call, write, or visit us
BY ELECTRONIC FUNDS online to have redemption proceeds
TRANSFER (ACH)      sent to a bank account. See the
                    policies at left for selling shares
                    by mail, phone, or online.

                    Before requesting to have redemption
                    proceeds sent to a bank account,
                    please make sure we have your bank
                    account information on file. If we
                    do not have this information, you
                    will need to provide the banking
                    instructions online or send written
                    instructions with your bank's name,
                    a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                    If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
--------------------------------------------------------------------------------

                    Obtain a current prospectus for the
BY EXCHANGE         fund you are considering.
                    Prospectuses are available online at
                    franklintempleton.com.

                    Call Shareholder Services at the
                    number below or send signed written
                    instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                    If you hold share certificates, you
                    will need to return them to the Fund
                    before your exchange can be
                    processed.
--------------------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE
You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

EXCHANGE LIMIT GUIDELINES. This exchange privilege is not intended to facilitate short-term or other excessive trading. In furtherance of this policy, generally, you may make up to four (4) exchanges out of the Fund during any calendar year. Accounts under common ownership or control may be counted together for purposes of the exchange limit guidelines. Regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans or similar arrangements will not be counted for purposes of the exchange limit guidelines. THE FUND, IN ITS SOLE DISCRETION, MAY DETERMINE THAT YOUR TRADING ACTIVITY IS MARKET TIMING TRADING, REGARDLESS OF WHETHER OR NOT YOU EXCEED SUCH GUIDELINES, AND THEREFORE LIMIT YOUR EXCHANGE PRIVILEGE AS DESCRIBED IN THE "EXCHANGE PRIVILEGE" AND "MARKET TIMING TRADING POLICY" SECTIONS.

EXCHANGE TRANSACTIONS. The Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse exchange purchases by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the Fund would otherwise potentially be adversely affected. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving shares of the Fund, the rejected exchange request may also involve another fund. Of course, you may generally redeem shares of the Fund at any time.

INVESTOR EXCHANGE PRIVILEGE CHANGES. The Fund may suspend or may permanently terminate the exchange privilege, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed the Fund's exchange limit guidelines.

INTERMEDIARY PURCHASES. Different restrictions may apply if you invest through an intermediary. While the Fund will work with financial intermediaries, such as broker-dealers, banks, investment advisers, record-keepers, or other third parties, to apply the Fund's exchange limit guidelines, currently the Fund is limited in its ability to monitor the trading activity or enforce the Fund's exchange limit guidelines in such accounts. For more information, see the "Market Timing Trading Policy" section.

RETIREMENT PLANS. A different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

FUND EXCHANGE PRIVILEGE CHANGES. The Fund may terminate or modify (temporarily or permanently) the exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds, the stricter policy will apply to the exchange transaction. Other Franklin Templeton funds may have different exchange restrictions, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

MARKET TIMING TRADING POLICY

MARKET TIMING RESTRICTIONS. Short-term or excessive trading, often referred to as "market timing," is discouraged. The Fund will take steps to seek to detect and deter market timing pursuant to the Fund's policies as described in the prospectus and approved by the Board of Trustees.

MARKET TIMING CONSEQUENCES. The Fund may suspend or may permanently terminate the exchange privilege, or limit the amount, number, frequency, or methods of requesting exchange transactions, if you exceed or seek to exceed the Fund's exchange limit guidelines (defined under the "Exchange Privilege" section). The Fund may also bar your future purchases into the Fund and any of the other Franklin Templeton funds. Moreover, the Fund in its sole discretion, may determine that your trading activity is market timing trading, regardless of whether or not you exceed such guidelines, and limit your exchange privilege as described in the "Exchange Privilege" and in the "Market Timing Trading Policy" sections. In addition, the Fund may restrict, reject or cancel any purchase of Fund shares, including the purchase side of an exchange, without notice, for no reason or any reason.

For example, the Fund may refuse a purchase, including an exchange purchase, by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the manager believes such purchase may represent market timing activity involving the Fund alone or involving the Fund together with one or more other mutual funds, or (4) the Fund would otherwise potentially be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. For these purposes, the Fund may consider, among other factors, the period of time between your last purchase (including exchange purchase) of the Fund's shares and the date of the current redemption (including exchange redemption) and your trading history in the Fund, in other Franklin Templeton funds, in other non-Franklin Templeton mutual funds or in accounts under common control or ownership.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, market timing may disrupt portfolio management strategies, increase brokerage, administrative and other expenses, and impact fund performance. The Franklin Templeton funds are currently using several methods to detect and deter market timing. These methods include:

o     Use of exchange limit guidelines;
o Broad authority to take discretionary action against market timers and against particular trades;
o Selective monitoring of trade activity; and o Redemption fees on trades in certain funds.

  The Franklin Templeton funds are also continuing to refine their uses of the above methods and to explore other methods.

  Each of these methods involves judgments that are inherently subjective, although the Franklin Templeton funds and their Franklin Templeton service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. Finally, while the Franklin Templeton funds seek to take actions that will detect and deter market timing, they cannot represent that it can be completely eliminated in any fund.

  For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund on behalf of their customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine: (1) whether the purchase or sale is connected with a market timing transaction; and/or (2) the identity of the beneficial owner for whom the shares are purchased or sold. Additionally, there can be no assurance that the systems and procedures of the Fund's transfer agent will be able to monitor all trading activity.

REVOCATION OF TIMING TRADES. Transactions placed in violation of the Fund's exchange limit guidelines or market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

MONEY FUNDS. The Fund's exchange limit guidelines of up to four (4) exchanges out of the Fund during any calendar year generally do not apply to any of the Franklin Templeton money funds. However, the Franklin Templeton money funds at all times reserve the right to restrict, reject or cancel any exchange purchase, for no reason or any reason, without notice.

INVOLUNTARY REDEMPTIONS
The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE
The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES
If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES
You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment orwithdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 19).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS
If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS
You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS
Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION
Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.



QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER          THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services  1-800/632-2301            5:30 a.m. to 5:00 p.m.
                                                6:30 a.m. to 2:30 p.m.
                                                (Saturday)
--------------------------------------------------------------------------------
Fund Information      1-800/DIAL BEN(R)         5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)          6:30 a.m. to 2:30 p.m.
                                                (Saturday)
--------------------------------------------------------------------------------
Retirement Services   1-800/527-2020            5:30 a.m. to 5:00 p.m.
--------------------------------------------------------------------------------
Advisor Services      1-800/524-4040            5:30 a.m. to 5:00 p.m.
--------------------------------------------------------------------------------
Institutional         1-800/321-8563            6:00 a.m. to 4:00 p.m.
Services
--------------------------------------------------------------------------------
TDD (hearing          1-800/851-0637            5:30 a.m. to 5:00 p.m.
impaired)
--------------------------------------------------------------------------------
Automated Telephone   1-800/632-2301            (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020
--------------------------------------------------------------------------------

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San
Mateo, CA 94403-1906
1-800/DIAL BEN(R)
(1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM


GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-4986                           FIST1 PA 03/04
















FRANKLIN
SHORT-INTERMEDIATE
U.S. GOVERNMENT
SECURITIES FUND

FRANKLIN INVESTORS
SECURITIES TRUST

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION


MARCH 1, 2004


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated March 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2003, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks . . . . . . . .  .2
Officers and Trustees  . . . . . . . . . .   7
Proxy Voting Policies and Procedures . . .  12
Management and Other Services  . . . . . .  14
Portfolio Transactions . . . . . . . . . .  16
Distributions and Taxes  . . . . . . . . .  17
Organization, Voting Rights
 and Principal Holders . . . . . . . . . .  18
Buying and Selling Shares  . . . . . . . . .19
Pricing Shares . . . . . . . . . . . . . . .22
The Underwriter  . . . . . . . . . . . . . .23
Performance  . . . . . . . . . . . . . . . .23
Miscellaneous Information  . . . . . . . . .27
Description of Ratings . . . . . . . . . .  27

-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;
-------------------------------------------------------------------
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
------------------------------------------------------------------

GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES


The investment goal of the Short-Intermediate Fund is to provide as high a level of current income as is consistent with prudent investing, while seeking preservation of shareholders' capital.


The Fund may not:

1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.


2.   Buy any securities on "margin" or sell any securities "short."

3 Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.


4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.


6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), the Fund may invest in shares of money market funds managed by the manager or its affiliates.


7.   Purchase  from or sell to its officers and  trustees,  or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9.   Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

11.  Invest in companies for the purpose of exercising control or management.


12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or except to the extent the Fund invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in Franklin Templeton Investments provided (i) their purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees,
     (ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by the Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.


13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction No. 1 above.

 Restriction No. 9 above does not prevent the Fund from investing in REITs if they meet the investment goal and policies of the Fund.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Fund intends to invest up to 80% of its net assets in securities with a dollar weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. As a fundamental policy, the Fund normally invests at least 80% of its net assets in U.S. government securities.

Government securities are obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to, the following: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Fannie Mae, Government National Mortgage Association (Ginnie Mae), Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Freddie Mac, or National Credit Union Administration.

The Fund may purchase certain U.S. government securities at a discount. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not intend to hold securities for the purpose of achieving capital gains, but will generally hold them as long as current yields on these securities remain attractive. The Fund may realize capital losses when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. The Fund may also realize capital gains or losses upon the sale of securities.

MATURITY The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Similarly, the average life of callable securities will be a function of their stated maturities, call dates, and the level of interest rates. Estimated average life will be determined by the Fund's manager and used for the purpose of determining the average weighted maturity of the Fund.

CONCENTRATION The Fund will not invest more than 25% of the value of its total assets in any one particular industry.


BELOW IS ADDITIONAL INFORMATION ABOUT INVESTMENTS, TECHNIQUES, STRATEGIES AND RISKS.


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

BORROWING The Fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

CALLABLE SECURITIES These structures give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, these securities typically offer a higher yield. The period of call protection between the time of issue and the first call date varies from security to security. Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time.

Issuers typically exercise call options in periods of declining interest rates, thereby creating reinvestment risk for the investor. On the other hand, if an investor expects a security to be called and it is not, the investor faces an effective maturity extension. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

Independent rating organizations rate debt and convertible securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Below investment grade securities are generally those rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P(R)). Please see "Description of Ratings."


The Fund will not invest in securities the manager believes involve excessive risk. If a ratings service changes the rating on a security a Fund holds or the security goes into default, the manager will consider that event in its evaluation of the overall investment merits of the security but will not necessarily sell the security.


Ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the Fund's assets but except as provided above will not be a determining or limiting factor. In its investment analysis of securities being considered for a Fund's portfolio, rather than relying principally on the ratings assigned by rating services, the manager may also consider, among other things, relative values based on such factors as anticipated cash flow, interest coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition thereof.


DEBT SECURITIES RISKS. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). The manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. Debt obligations will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, a Fund's performance may be affected by the manager's ability to anticipate and respond to fluctuations in market interest rates, to the extent of the Fund's investment in debt obligations.


EQUITY SECURITIES Equity securities generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive priority in the distribution of dividends over common stockholders but may receive less appreciation than common stockholders. Preferred stockholders may also have greater voting rights as to certain issues as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

ILLIQUID INVESTMENTS The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. The Fund has not purchased and does not intend currently to purchase illiquid or restricted securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Illiquid investments include, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of the Fund's total net assets. Notwithstanding this limitation, the board has authorized the Fund to invest in securities (restricted securities) that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (1933 Act), where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The board will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of cash) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, each Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the Fund's manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets for the securities in which the Fund normally invests.

The manager also may invest in these types of securities or hold cash while looking for the suitable investment opportunities when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

U.S. GOVERNMENT AND AGENCY MORTGAGE PASSTHROUGH SECURITIES - GENERAL CHARACTERISTICS The Funds may invest in U.S. government securities including U.S. Treasury obligations and in mortgage-backed securities issued or guaranteed by the Ginnie Mae, Fannie Mae, and Freddie Mac.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.


Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.


Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Securities issued by Fannie Mae and by Freddie Mac are supported only by the credit of the respective agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.


The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.


MORTGAGE SECURITIES RISKS. The Short-Intermediate Fund's investment in mortgage-backed securities differs from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The Fund may be forced to reinvest returned principal at lower interest rates, reducing the Fund's income. For this reason, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the Fund's returns and share price.


To the extent mortgage securities are purchased at a premium, unscheduled principal prepayments, including prepayments resulting from mortgage foreclosures, may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to you, will be taxable as ordinary income.

WHEN-ISSUED SECURITIES The Fund may buy obligations on a when-issued or "delayed-delivery" basis, which means that the obligations will be delivered at a future date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations. A Fund does not pay for the securities until received, nor does the Fund start earning interest on them until the scheduled delivery date.

Purchases of securities on a when-issued, forward-delivery, or delayed-delivery basis are subject to more risk than other types of purchases, including market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although a Fund will generally buy securities on a when-issued basis with the intention of acquiring the securities and not for speculative purposes, it may sell the securities before the settlement date if it is deemed advisable. In such a case, the Fund may incur a gain or loss because of market fluctuations during the period since the Fund committed to purchase the securities. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous.


ZERO COUPON BONDS The Fund may invest in zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Zero coupon bonds are debt obligations that are issued at significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.



OFFICERS AND TRUSTEES
-------------------------------------------------------------------


The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                          NUMBER
                                           OF
                                        PORTFOLIOS
  NAME, AGE                              IN FUND
 AND ADDRESS                   LENGTH     COMPLEX        OTHER
                              OF TIME    OVERSEEN    DIRECTORSHIPS
                   POSITION    SERVED   BY BOARD        HELD
                                          MEMBER
-----------------------------------------------------------------
Frank H.            Trustee     Since       113          None
Abbott, III                     1986
(82)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------
Harris J.           Trustee      Since       142     Director, Bar-S
Ashton (71)                      1986                Foods (meat
One Franklin                                       packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph           Trustee       Since      143        None
Fortunato                         1989
(71)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.            Trustee        Since      96       Director,
Holiday (52)                       1998             Amerada Hess
One Franklin                                        Corporation
Parkway                                             (exploration and
San Mateo,                                          refining of oil
CA 94403-1906                                          and gas);
                                                        Beverly
                                                      Enterprises,
                                                      Inc. (health
                                                     care); H.J.
                                                    Heinz Company
                                                  (processed foods
                                                    and allied
                                                   products); RTI
                                                    International
                                                    Metals, Inc.
                                                  (manufacture and
                                                   distribution of
                                                   titanium); and
                                                      Canadian
                                                  National Railway
                                                     (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.          Trustee        Since      115       Director, The
LaHaye (74)                         1986                California
One Franklin                                          Center for Land
Parkway                                                  Recycling
San Mateo,                                             (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.           Trustee        Since       142   Director, White
Macklin (75)                        1992               Mountains
One Franklin                                         Insurance Group,
Parkway                                               Ltd. (holding
San Mateo,                                           company); Martek
CA 94403-1906                                          Biosciences
                                                       Corporation;
                                                     MedImmune, Inc.
                                                    (biotechnology);
                                                         and
                                                    Overstock.com
                                                     (Internet
                                                    services); and
                                                     FORMERLY,
                                                    Director, MCI
                                                    Communication
                                                     Corporation
                                                    (subsequently
                                                    known as MCI
                                                    WorldCom, Inc.
                                                    and WorldCom,
                                                       Inc.)
                                                    (communications
                                                       services)
                                                   (1988-2002); and
                                                      Spacehab, Inc.
                                                    (aerospace
                                                   services)(1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION     LENGTH      NUMBER          OTHER
 AND ADDRESS                OF TIME       OF         DIRECTORSHIPS
                             SERVED    PORTFOLIOS         HELD
                                        IN FUND
                                        COMPLEX
                                       OVERSEEN
                                       BY BOARD
                                        MEMBER*
-----------------------------------------------------------------
**Edward B.     Trustee,     Trustee        8            None
Jamieson (55)   President     and
One Franklin    and Chief    President
Parkway         Executive    since
San Mateo,      Officer-     1993
CA 94403-1906   Investment   and
                Management   Chief
                           Executive
                           Officer-
                           Investment
                           Management
                             since
                             2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Charles B.    Trustee and   Trustee       142         None
Johnson (71)    Chairman of   since
One Franklin    the Board     1986 and
Parkway                      Chairman
San Mateo,                    of the
CA 94403-1906                 Board
                              since
                              1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.     Trustee and   Trustee        125         None
Johnson, Jr.     Vice          since
(63)            President     1987 and
One Franklin                   Vice
Parkway                      President
San Mateo,                    since
CA 94403-1906                  1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Mark            Vice          Since          Not          None
Boyadjian      President       2003      Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Harmon E.        Vice         Since          Not           None
Burns (59)    President       1986         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
Martin L.         Vice         Since         Not            None
Flanagan (43)   President       1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.          Senior Vice    Since        Not          None
Gambill (56)      President      2002       Applicable
500 East          and Chief
Broward           Executive
Blvd.           Officer-Finance
Suite 2100           and
Fort             Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.          Vice           Since        Not          None
Goss (56)       President        2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.        Vice          Since          Not         None
Green (56)      President       2000        Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Diomedes          Treasurer      since        Not           None
Loo-Tam (65)      and Chief      March      Applicable
One Franklin      Financial       2004
Parkway            Officer
San Mateo,
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); and Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President , Franklin Templeton Services, LLC (1997-2000).
-----------------------------------------------------------------
Michael O.         Vice           Since         Not       Director, FTI
Magdol (66)      President -       2002      Applicable   Banque, Arch
600 Fifth          AML                                  Chemicals, Inc.
Avenue           Compliance                              and Lingnan
Rockefeller                                               Foundation.
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.          Vice           Since         Not          None
Simpson (66)     President        2000      Applicable
One Franklin       and
Parkway          Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------


* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $815 per month plus $705 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                       TOTAL FEES       NUMBER OF
                         TOTAL       RECEIVED FROM      BOARDS IN
                         FEES           FRANKLIN        FRANKLIN
                         RECEIVED      TEMPLETON        TEMPLETON
                         FROM THE     INVESTMENTS/2   INVESTMENTS ON
 NAME                    TRUST/1          ($)          WHICH EACH
                            ($)                          SERVES/3
 --------------------------------------------------------------------
 Frank H. Abbott, III      11,013       179,599            29
 Harris J. Ashton          11,282       369,700            46
 S. Joseph Fortunato       10,594       369,700            47
 Edith E. Holiday          14,100       297,707            29
 Frank W.T. LaHaye         10,413       174,322            29
 Gordon S. Macklin         10,722       369,700            46

1. For the fiscal year ended October 31, 2003.
2. For the calendar year ended December 31, 2003.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members on December 31, 2003.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                SECURITIES IN ALL
                                                FUNDS OVERSEEN BY
                       DOLLAR RANGE OF EQUITY  THE BOARD MEMBER IN
NAME OF BOARD MEMBER   SECURITIES IN THE FUND      THE FRANKLIN
                                                    TEMPLETON FUND
                                                       COMPLEX
--------------------------------------------------------------------
                      Short-Intermediate Fund     Over $100,000
Frank H. Abbott, III       Over $100,000
--------------------------------------------------------------------
                      Short-Intermediate Fund     Over $100,000
Harris J. Ashton           Over $100,000
--------------------------------------------------------------------
S. Joseph Fortunato          None                 Over $100,000
--------------------------------------------------------------------
Edith E. Holiday             None                 Over $100,000
--------------------------------------------------------------------
                      Short-Intermediate Fund     Over $100,000
Frank W.T. LaHaye           $1 - $10,000
--------------------------------------------------------------------
Gordon S. Macklin            None                 Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS

--------------------------------------------------------------------
                                                 AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                SECURITIES IN ALL
                                                FUNDS OVERSEEN BY
                       DOLLAR RANGE OF EQUITY  THE BOARD MEMBER IN
NAME OF BOARD MEMBER   SECURITIES IN THE FUND      THE FRANKLIN
                                                   TEMPLETON FUND
                                                      COMPLEX
--------------------------------------------------------------------
Edward B. Jamieson              None                   None
--------------------------------------------------------------------
Charles B. Johnson    Short-Intermediate Fund     Over $100,000
                                  $1 - $10,000
--------------------------------------------------------------------
Rupert H. Johnson, Jr.          None              Over $100,000
--------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended October 31, 2003, the Audit Committee met six times; the Nominating Committee met once.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------
The board of trustees of the Trust on behalf of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES THE MANAGER HAS ADOPTED GENERAL PROXY VOTING GUIDELINES, WHICH ARE SUMMARIZED BELOW. THESE GUIDELINES ARE NOT AN EXHAUSTIVE LIST OF ALL THE ISSUES THAT MAY ARISE AND THE MANAGER CANNOT ANTICIPATE ALL FUTURE SITUATIONS. IN ALL CASES, EACH PROXY WILL BE CONSIDERED BASED ON THE RELEVANT FACTS AND CIRCUMSTANCES.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans (poison pills) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Fund was considered in reference to the universe of short-intermediate U.S. government funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of short-intermediate U.S. government funds and intermediate U.S. government funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million;
o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and
o 9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Fund paid the following management fees:


                              MANAGEMENT FEES PAID ($)
                             2003       2002/1     2001
-----------------------------------------------------------
Short-Intermediate Fund     1,769,256   1,253,260   930,294

1. For the fiscal years ended October 31, 2003 and 2002, management fees, before any advance waiver, totaled $1,801,922 and $1,259,003, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:


                                    ADMINISTRATION FEES PAID ($)
                       -----------------------------------------------
                           2003          2002             2001
----------------------------------------------------------------------
Short-Intermediate       492,168        330,838          238,525
Fund


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

The Fund may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended October 31, the Fund did not pay any brokerage commissions.


As of October 31, 2003, the Fund did not own securities of its regular broker-dealers.


Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A small portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DIVIDEND INCOME. Under the 2003 Tax Act, certain dividend income paid to you by the Fund will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small.


DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. The Fund may realize capital gains and losses on the sale of its portfolio securities.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for qualified dividends and net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of their income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The Fund is a diversified series of Franklin Investors Securities Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Fund currently offers two classes of shares, Class A and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o Franklin Short-Intermediate U.S. Government Securities Fund - Class A
o Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 2, 2004, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
SHORT-INTERMEDIATE FUND
Ellard Company                 Advisor       14.26
c/o Fiduciary Trust Company     Class
International
P.O. Box 3199 Church Street
Station
New York, NY 10008-3199

Franklin Stable Value          Advisor       28.06
FT 529 College Savings Plan     Class
500 East Broward Blvd.,
Floor 13
Fort Lauderdale, FL
33394-3091

FTB&T TTEE For Defined         Advisor       30.24
Contribution Services           Class
Franklin Resources Profit
Sharing Plan
P.O. Box 2438 Rancho Cordova, CA
95741-2438


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of February 2, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------
The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Funds have the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Funds to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Funds be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Funds the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Funds may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


PRICING SHARES
-------------------------------------------------------------------

When you buy and sell shares, you pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect. The average annual total returns before taxes for the indicated periods ended October 31, 2003, were:

                             1 YEAR    5 YEARS     10 YEARS
                              (%)       (%)           (%)
----------------------------------------------------------------
Advisor Class                 2.02       5.05        5.02


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical
    $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended October 31, 2003, were:


                    1 YEAR    5 YEARS      10 YEARS
                      (%)         (%)        (%)
-------------------------------------------------------
Advisor Class       0.61      3.00         2.87

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              D

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions)
n    =     number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended October 31, 2003, were

                    1 YEAR    5 YEARS      10 YEARS
                     (%)         (%)          (%)
-------------------------------------------------------
Advisor Class       1.28        3.02         2.92


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              DR

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions and redemptions)
n     =     number of years
ATV
   DR =     ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2003, were:

                           1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
-----------------------------------------------------------------
Advisor Class                2.02        27.92        63.23

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended October 31, 2003, was 2.26%.


The following SEC formula was used to calculate this figure:

                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the net asset value per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended October 31, 2003, was 3.41%.


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.


o Citigroup Broad Investment Grade Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Lehman Brothers U.S. Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).

o Yields and total return of other taxable investments including CDs, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, and repurchase agreements.


o Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the United States.


o Citigroup World Government Bond Index, or its component indices. The World Government Bond Index covers the available market for domestic government bonds worldwide. It includes all fixed-rate bonds with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $1 billion dollars. The index provides an accurate, replicable fixed-income benchmark for market performance. Returns are in local currency.


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $336 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 114 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.









MARCH 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

Franklin Adjustable U.S. Government Securities Fund - Class A & C
Franklin Floating Rate Daily Access Fund  - CLASS A, B & C
Franklin Total Return Fund - CLASS A, B, C & R


FRANKLIN INVESTORS SECURITIES TRUST


























[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]




CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Franklin Adjustable U.S. Government
Securities Fund........................................2

Franklin Floating Rate Daily Access Fund..............14

Franklin Total Return Fund........................... 31

Distributions and Taxes.............................. 47

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class................................49

Buying Shares........................................ 57

Investor Services.....................................60

Selling Shares........................................63

Exchanging Shares.....................................66

Account Policies......................................71

Questions.............................................77


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

GOAL AND STRATEGIES

GOAL The Fund's investment goal is to seek a high level of current income, while providing lower volatility of principal than a fund that invests in fixed-rate securities.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in "adjustable-rate U.S. government mortgage securities." Shareholders will be given 60 days' advance notice of any change to this 80% policy.

[Begin callout]
The Fund normally invests at least 80% of its net assets in adjustable-rate U.S. government mortgage securities.
[End callout]

"Adjustable-rate U.S. government mortgage securities" include adjustable-rate mortgage securities (ARMS) and other mortgage-backed securities with interest rates that adjust periodically to reflect prevailing market interest rates, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.


Mortgage-backed securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or ARMS. The mortgage securities purchased by the Fund include bonds and notes issued by Government National Mortgage Association (Ginnie Mae) and U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. The Fund's mortgage securities investments are only issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. ALTHOUGH U.S. GOVERNMENT-SPONSORED ENTITIES, SUCH AS FANNIE MAE AND FREDDIE MAC, MAY BE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE U.S. GOVERNMENT. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality and are not guaranteed by the U.S. government. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.


Interest rates on adjustable-rate securities generally are reset at intervals of one year or less so that their rates gradually align themselves with market interest rates. These periodic adjustments help keep the prices of these securities relatively stable when compared with the prices of fixed-rate securities, which generally fall when interest rates rise. As a result, the Fund may participate in increases in interest rates resulting in higher current yields, but with less fluctuation in net asset value than a fund invested in comparable fixed-rate securities. Adjustable-rate securities, however, frequently limit the maximum amount by which the interest rate may change up or down. The Fund, therefore, may not benefit from increases in interest rates if interest rates exceed a security's maximum allowable periodic or lifetime limits. During periods of falling interest rates, the interest rates on these securities may reset downward, resulting in a lower yield for the Fund.

OTHER INVESTMENTS The Fund may invest up to 20% of its net assets in other securities, consistent with its goal, including fixed-rate mortgage securities. The Fund may also invest in direct obligations of the U.S. government, such as Treasury bills, bonds or notes, and in repurchase agreements collateralized by U.S. government or government agency securities. The Fund also may purchase collateralized mortgage obligations (CMOs).


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, CDs of banks having total assets in excess of $5 billion, repurchase agreements and money market securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


MAIN RISKS

INTEREST RATE Because changes in interest rates on ARMS and other adjustable-rate securities lag behind changes in market rates, the net asset value of the Fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the Fund before these rates reset.

If market interest rates increase substantially and the Fund's adjustable-rate securities are not able to reset to market interest rates during any one adjustment period, the value of the Fund's holdings and its net asset value may decline until the rates are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security's interest rate may prevent the rate from adjusting to prevailing market rates. In such an event the market value of the security could decline substantially and affect the Fund's net asset value.

To the extent the Fund invests in non-mortgage debt securities it will be subject to additional interest rate risks. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Because the interest rates on adjustable-rate securities generally reset downward when interest rates fall, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities during periods of declining interest rates.

[Begin callout]
If interest rates rise, the net asset value of the Fund may fall until the interest rates on the Fund's adjustable-rate securities reset to market rates. If rates fall, mortgage holders may refinance their mortgage loans at lower interest rates. This means you could lose money.
[End callout]

MORTGAGE SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund, this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

MASTER/FEEDER STRUCTURE The Fund seeks to achieve its investment goal by investing all of its assets in shares of the U.S. Government Adjustable-Rate Mortgage Portfolio (Portfolio). The Portfolio has the same investment goal and substantially similar investment policies as the Fund. The Fund buys shares of the Portfolio at net asset value. An investment in the Fund is an indirect investment in the Portfolio.

It is possible that the Fund may have to withdraw its investment in the Portfolio if the Portfolio changes its investment goal or if the Fund's board of trustees, at any time, considers it to be in the Fund's best interest.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. Because Class C is new, it does not have a full calendar year of performance.


CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-1.97%  9.16%  6.23%  6.95%  3.86%  4.38%  6.68% 6.43%  3.41% 1.23%
  94     95     96     97     98     99     00    01      02    03

                     YEAR

Best Quarter:                             Q2 '95     2.69%
Worst Quarter:                            Q4 '94    -1.40%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin Adjustable U.S.
Government Securities Fund/2
- Class A
Return Before Taxes             -1.00%      3.94%      4.35%
Return After Taxes on
Distributions                   -2.13%      2.08%      2.34%
Return After Taxes on
Distributions and Sale of
Fund Shares                     -0.65%      2.20%      2.43%
Lehman Bros. Short U.S.
Government 1-2 Year Index/3      1.89%      5.24%      5.55%
(index reflects no deduction
for fees, expenses, or taxes)



1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index includes U.S. government securities and treasuries with maturities from one to two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                           CLASS A    CLASS C/1
------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               2.25%      1.00%
  Load imposed on purchases                2.25%      None
  Maximum deferred sales charge (load)     None/2     1.00%

Please see "Choosing a Share Class" on page 49 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/3

                                           CLASS A    CLASS C
------------------------------------------------------------------
Management and administration fees         0.50%      0.50%
Distribution and service
(12b-1) fees                               0.25%      0.63%
Other expenses                             0.13%      0.13%
                                           -----------------------
Total annual Fund operating expenses       0.88%      1.26%
                                           =======================

1. The Fund began offering Class C shares on July 1, 2003. Annual Fund operating expenses for Class C are annualized.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 50) and purchases by certain retirement plans without an initial sales charge.
3. The annual Fund operating expenses shown and included in the example below reflect the expenses of both the Fund and the Portfolio.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
---------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                      $313/1  $499     $702    $1,285
CLASS C/2                    $228    $400     $692    $1,523
If you do not sell your shares:
CLASS C/2                    $128    $400     $692    $1,523

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $326, $496, $785 and $1,607, respectively, if you sell your shares at the end of the period or $227, $496, $785 and $1,607, respectively, if you do not sell your shares.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Portfolio's investment manager and the Fund's administrator. Together, Advisers and its affiliates manage over $336 billion in assets.


The team responsible for the Portfolio's management is:

T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS Mr. Coffey has been a manager on the Fund since 1991. He joined Franklin Templeton Investments in 1989.

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS Mr. Bayston has been a manager on the Fund since 1991. He joined Franklin Templeton Investments in 1991.


PAUL VARUNOK, VICE PRESIDENT of Advisers
Mr. Varunok has been a manager of the Fund since 2003. He joined Franklin Templeton Investments in 2001. Previously, he was a fixed-income analyst for Prudential Securities, Inc.

The Portfolio pays Advisers a fee for managing the Portfolio's assets. For the fiscal year ended October 31, 2003, the Fund's share of the Portfolio's management fees was 0.40% of the Fund's average daily net assets.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                               YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------
                             2003    2002     2001    2000    1999
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year              9.38     9.46    9.30    9.30    9.36
                            -----------------------------------------
  Net investment income         .31      .39/1   .55/1   .50/1   .45/1
  Net realized and
unrealized                     (.22)    (.07)    .17    (.01)   (.06)
  gains (losses)
                            -----------------------------------------
Total from investment           .09      .32     .72     .49     .39
income                      -----------------------------------------
Less distributions from
net investment income          (.31)    (.40)   (.56)   (.49)   (.45)
                            -----------------------------------------
Net asset value, end of        9.16     9.38    9.46    9.30    9.30
year                        -----------------------------------------

Total return (%)/2             1.00     3.45    8.01    5.44    4.24

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 651,701  575,665 270,175 232,413 282,685
Ratios to average net
assets: (%)
  Expenses/3                    .88      .88     .95    1.00     .96
  Net investment income        3.30     4.14    5.82    5.38    4.80
Portfolio turnover rate      130.32    85.05    2.49   12.68   23.23
(%)6
Portfolio turnover rate
 excluding mortgage
dollar rolls (%)              96.52    85.05    2.49   12.68   23.23

CLASS C
-------------------------------------------------------------------------------
                                     PERIOD ENDED OCTOBER 31,2003/4
                                    -------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of period                 9.28
                             ------------
  Net investment income              .08
                             ------------
  Net realized and
  unrealized gains                  (.12)
(losses)                     ------------
Total from investment income        (.04)
Less distributions from
investment income                   (.08)
                             ------------
                             ------------
Net asset value, end of             9.16
period                       ------------
Total return (%)/2                  (.42)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
($ x 1,000)                       12,868
Ratios to average net
assets: (%)
  Expenses/3                        1.26/5
  Net investment income             2.92/5
Portfolio turnover rate (%)/6     130.32
Portfolio turnover rate
excluding mortgage dollar          96.52
rolls(%)

1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. Includes the Fund's share of the Portfolio's allocated expenses.
4. For the period July 1, 2003 (effective date) to October 31, 2003.
5. Annualized.
6. Represents the Portfolio's rate of turnover.


FRANKLIN FLOATING RATE DAILY ACCESS FUND

GOALS AND STRATEGIES

GOALS The Fund's primary investment goal is to provide a high level of current income. A secondary goal is preservation of capital.

MAIN INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Shareholders will be given 60 days' advance notice of any change to this 80% policy. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

Floating interest rate loans and securities are generally credit rated less than investment grade and may be subject to restrictions on resale. The Fund will invest primarily in corporate loans and corporate debt securities that are rated B or higher by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by the Fund's manager. The Fund may invest a substantial portion of its total assets in corporate loans and corporate debt securities that are rated below B by an NRSRO or, if unrated, determined to be of comparable quality by the manager.

The Fund's floating rate investments will, in most instances, hold the most senior position in the capitalization structure of the corporation and be secured by specific collateral. Such senior position means that, in case the corporation becomes insolvent, the lenders or securityholders in a senior position like the Fund will be paid before other creditors of the corporation from the assets of the corporation. When a corporation pledges specific collateral, it has agreed to deliver, or has actually delivered, to the lenders or securityholders assets it owns that will legally become the property of the lenders or securityholders in case the corporation defaults in paying interest or principal.

OTHER INVESTMENTS In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in certain other types of debt obligations or securities including cash, cash equivalents or other high quality short-term investments, such as money market securities and repurchase agreements, for cashflow management purposes. The Fund also may invest in other secured or unsecured corporate loans and corporate debt securities, and fixed rate obligations of U.S. companies.

The Fund currently limits its investments in securities of non-U.S. entities to no more than 25% of its total assets. The Fund will invest only in loans or securities that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars.

PORTFOLIO SELECTION The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligation. The manager performs its own independent credit analysis of each borrower, and of the collateral structure securing each Fund investment. The manager generally will determine the value of the collateral backing a Fund investment by customary valuation techniques that it considers appropriate, including reference to financial statements, independent appraisal, or obtaining the market value of collateral (e.g., cash or securities), if it is readily ascertainable. The manager also will consider the nature of the industry in which the borrower operates, the nature of the borrower's assets, and the general quality and creditworthiness of the borrower. The manager evaluates the credit quality of the Fund's investments on an ongoing basis.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. The Fund does not currently intend to invest more than 10% of its total assets in the obligations of any single borrower. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares than if the Fund was more widely diversified. The Fund, however, intends to meet certain tax diversification requirements.

INDUSTRY CONCENTRATION The Fund has no current intention of investing more than 20% of its total assets in the obligations of borrowers in any single industry. The Fund will invest more than 25% (and may invest up to 100%) of its total assets in the obligations or securities of the following industry groups: commercial banks, thrift institutions, insurance companies and finance companies. The Fund may invest at these levels because the Fund regards the issuer of a corporate loan to include both the borrower involved in a corporate loan and the agent bank that administers the corporate loan. In addition, it also includes as issuers any intermediate participants interpositioned between the lender and the Fund with respect to a participation interest.

MAIN RISKS

NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL PAYMENTS The Fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. Lower-quality loans and debt securities (those of less than investment-grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the Fund's shares also will decline.

The Fund may invest up to 100% of its portfolio in corporate loans or corporate debt securities, which may be high yield, high risk, debt securities that are rated less than investment grade, or, if unrated, are determined to be of comparable quality to below investment grade rated debt. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by Standard & Poor's Ratings Group or Moody's Investors Service are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.


The senior secured corporate loans and corporate debt securities in which the Fund generally invests are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them.


A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.

IMPAIRMENT OF COLLATERAL The terms of the senior secured corporate loans and corporate debt securities in which the Fund typically invests require that collateral be maintained at a value at least equal to 100% of the amount of such loan or debt security. However, the value of the collateral may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.

In the event that a borrower defaults, the Fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Fund might not receive payments to which it is entitled.

ILLIQUIDITY OF FUND INVESTMENTS Some of the corporate loans and corporate debt securities in which the Fund may invest will be considered to be illiquid. The Fund may invest no more than 15% of its total assets in illiquid securities.

In addition, a majority of the Fund's assets are likely to be invested in securities that are considerably less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. In the event that the Fund voluntarily or involuntarily liquidates these assets, it may not get the full value of the assets.

INTEREST RATE CHANGES Changes in interest rates in the national and international markets generally affect the market value of fixed-income securities and debt obligations. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

PREPAYMENTS Most floating rate loans and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

LEVERAGE AND BORROWINGS Subject to certain limits, the Fund is authorized to borrow money and has arranged a credit facility with a bank, which permits it to borrow money to handle unusually high requests to redeem shares of the Fund. The Fund will only borrow money under this facility for temporary, extraordinary or emergency purposes. Interest payments and fees paid by the Fund on any borrowings will reduce the amount of income it has available to pay as dividends to the Fund's shareholders.


HIGHLY LEVERAGED TRANSACTIONS A significant portion of the Fund's assets will be invested in corporate loans and corporate debt securities issued as part of capital restructurings. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, provided that such senior obligations are determined by the Fund's manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involved a greater risk of default by the borrower.

FOREIGN EXPOSURE The Fund may invest in corporate loans and corporate debt securities which are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments involve additional risks that can increase the potential for losses in the Fund. These include country risks (due to general securities market movements in any country where the Fund has investments); company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants); and currency risk (due to currency exposure on any non-dollar denominated loans or debt securities the Fund may hold).


MORE INFORMATION ON INVESTMENT PRACTICES, POLICIES AND RISKS

DESCRIPTION OF FLOATING INTEREST RATE INVESTMENTS The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate plus a specified margin. The base lending rates generally are the London Inter-Bank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year.


Certain of the Fund's floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's share price as a result of changes in interest rates. The Fund may attempt to limit the exposure of its fixed rate investments against fluctuations in interest rates by entering into interest rate swaps or other derivative transactions. Fixed rate corporate loans and debt securities that are converted from fixed rate investments to floating rate investments through interest rate swaps or other derivative transactions will be considered to be "floating interest rate corporate loans and corporate debt securities" for purposes of the Fund's policy of normally investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. The Fund also will attempt to maintain an investment portfolio that will have a dollar weighted average period to the next interest rate adjustment of no more than 120 days.


Some of the Fund's floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances. Upon conversion of any such corporate loans or corporate debt securities to fixed rate instruments, the Fund's manager will rebalance the Fund's investments to meet the 80% level described above, as promptly as is reasonable.

MATURITIES The Fund has no restrictions on portfolio maturity. The Fund anticipates, however, that a majority of its investments will have stated maturities ranging from three to ten years. This means that the borrower is required to fully repay the obligation within that time period. The Fund also anticipates that its investments will have an expected average life of three to five years. The expected average life of most floating rate investments is less than their stated maturities because the borrowers may choose to pay off such obligations early. Such obligations usually permit the borrower to elect to prepay. Also, prepayment is likely because such corporate obligations generally provide that the lenders will have priority in prepayment in case of sales of assets of the borrowers.

CERTAIN INVESTMENT PRACTICES The Fund may use various investment practices that involve special considerations, including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase agreements. In addition, the Fund has the authority to engage in interest rate swaps and other hedging and risk management transactions.

TEMPORARY INVESTMENTS When the Fund's manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market securities and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

PORTFOLIO TURNOVER The Fund's annual portfolio turnover rate is not expected to exceed 100%. The rate may vary greatly from year to year and will not be a limiting factor when the manager deems portfolio changes appropriate.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past two calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

1.98%               6.57%
  02                 03
           YEAR


Best Quarter:                             Q2 '03     2.38%
Worst Quarter:                            Q3 '02    -1.51%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003
                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/01)
-----------------------------------------------------
Franklin Floating Rate Daily
Access Fund - Class A/2
Return Before Taxes              4.13%      3.86%
Return After Taxes on
Distributions                    2.77%      2.14%
Return After Taxes on
Distributions and Sale of
Fund Shares                      2.66%      2.23%
CSFB Leveraged Loan Index/3     11.01%      5.00%
(index reflects no deduction
for fees, expenses, or taxes)

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/01)
-----------------------------------------------------
Franklin Floating Rate Daily
Access Fund - Class B/2          1.84%      2.99%
CSFB Leveraged Loan Index/3     11.01%      5.00%

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/01)
-----------------------------------------------------
Franklin Floating Rate Daily
Access Fund - Class C/2           5.11%      4.37%
CSFB Leveraged Loan Index/3      11.01%      5.00%



1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         2.25%        4.00%    1.00%
  Load imposed on purchases          2.25%        None     None
  Maximum deferred sales charge      None/1       4.00%/2  1.00%
(load)


Please see "Choosing a Share Class" on page 49 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A CLASS B   CLASS C
--------------------------------------------------------------------
Management fees/3                        0.45%   0.45%     0.45%
Distribution and service
(12b-1) fees                             0.25%   0.94%     0.65%4
Other expenses                           0.39%   0.39%     0.39%
                                         ---------------------------
Total annual Fund operating expenses     1.09%   1.78%     1.49%
                                         ---------------------------
                                         ---------------------------
Management fee reduction/3              -0.04%  -0.04%    -0.04%
                                         ---------------------------
                                         ---------------------------
Net annual Fund operating expenses/3     1.05%   1.74%     1.45%4
                                         ---------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 50) and purchases by certain retirement plans without an initial sales charge.

2. Declines to zero after six years.
3. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

4. Class C total annual Fund operating expenses differ from the ratio of expenses to average net assets shown on page 30 due to a timing difference between the end of the 12b-1 plan year and the Fund's fiscal year end.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
---------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                      $330/1  $552     $791    $1,479
CLASS B                      $577    $848     $1,144  $1,869/2
CLASS C/3                    $248    $459     $792    $1,735
If you do not sell your shares:
CLASS B                      $177    $548     $944    $1,869/2
CLASS C/3                    $148    $459     $792    $1,735


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $345, $554, $884 and $1,818, respectively, if you sell your shares at the end of the period or $246, $554, $884 and $1,818, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $336 billion in assets.


The team responsible for the Fund's management is:


RICHARD S. HSU CFA, Vice president of Advisers Mr. Hsu has been a manager or analyst of the Fund since inception. He joined Franklin Templeton Investments in 1996.

MADELINE LAM, Vice President of Advisers Ms. Lam has been a manager or analyst of the Fund since inception. She joined Franklin Templeton Investments in 1998.

MATTHEW GREGORY CFA, Portfolio Manager of Advisers Mr. Gregory has been a manager or analyst of the Fund since inception. He joined Franklin Templeton Investments in 1996.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2003, management fees, before any reduction, were 0.45% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.41% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.







FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                       YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------
                                     2003         2002       2001/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   9.69         9.95       10.00
                                 -------------------------------------
                                 -------------------------------------
  Net investment income              .39          .44         .29
  Net realized and unrealized
  gains (losses)                     .34         (.25)       (.05)
                                 -------------------------------------
                                 -------------------------------------
Total from investment operations     .73          .19         .25
                                 -------------------------------------
                                 -------------------------------------
Less distributions from net
investment income                   (.39)        (.45)       (.30)
                                 -------------------------------------
                                 -------------------------------------
Net asset value, end of year       10.03         9.69        9.95
                                 -------------------------------------
                                 -------------------------------------
Total return (%)/2                  7.65         1.87        2.45

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                        127,660       49,389      34,634
Ratios to average net
assets: (%)
  Expenses                          1.05         1.12        1.25/3
  Net investment income             3.83         4.33        5.47/3
Portfolio turnover rate (%)        85.54        76.17       37.08

CLASS B                                 YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------
                                     2003         2002       20011
                                 -------------------------------------
                                 -------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   9.68         9.95       10.00
                                 -------------------------------------
                                 -------------------------------------
  Net investment income              .33          .38         .25
  Net realized and unrealized
  gains (losses)                     .33         (.25)       (.04)
                                 -------------------------------------
                                 -------------------------------------
Total from investment operations     .66          .13         .21
                                 -------------------------------------
                                 -------------------------------------
Less distributions from net
investment income                   (.32)        (.40)       (.26)
                                 -------------------------------------
                                 -------------------------------------
Net asset value, end of year       10.02         9.68        9.95
                                 -------------------------------------
                                 -------------------------------------

Total return (%)/2                  6.92         1.24        2.08

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                         28,637       17,162      9,838
Ratios to average net
assets: (%)
  Expenses                          1.74         1.72        2.00/3
  Net investment income             3.14         3.73        4.85/3
Portfolio turnover rate (%)        85.54        76.17       37.08

CLASS C                               YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------
                                     2003         2002       2001/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   9.69         9.95       10.00
                                 -------------------------------------
                                 -------------------------------------
  Net investment income              .35          .41         .27
  Net realized and unrealized
  gains (losses)                     .34         (.25)       (.05)
                                 -------------------------------------
                                 -------------------------------------
Total from investment operations     .69          .16         .22
                                 -------------------------------------
                                 -------------------------------------
Less distributions from net
investment income                   (.35)        (.42)       (.27)
                                 -------------------------------------
                                 -------------------------------------
Net asset value, end of year       10.03         9.69        9.95
                                 -------------------------------------
                                 -------------------------------------

Total return (%)/2                  7.21         1.57        2.25

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                         95,802       54,585      26,356
Ratios to average net
assets: (%)
  Expenses                           1.46         1.42       1.653
  Net investment income              3.42         4.03       5.063
Portfolio turnover rate (%)         85.54        76.17       37.08

1. For the period May 1, 2001 (effective date) to October 31, 2001.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.


FRANKLIN TOTAL RETURN FUND

GOALS AND STRATEGIES

GOALS The Fund's principal investment goal is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 85% of its assets in investment grade debt securities and financial futures contracts, or options on such contracts, on U.S. Treasury securities. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The mortgage securities purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

[Begin callout]
The Fund invests primarily in investment grade debt securities from various market sectors that include government and corporate debt securities, mortgage and asset-backed securities, and financial futures contracts on U.S Treasury securities.
[End callout]

Mortgage-backed securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS).


Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Other Fund investments in U.S. government securities may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. ALTHOUGH U.S. GOVERNMENT-SPONSORED ENTITIES MAY BE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE U.S. GOVERNMENT. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.


Asset-backed securities are securities backed by loans, leases, and other receivables.


Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's) are considered "investment grade." The Fund generally invests in investment grade securities or in unrated securities the Fund's manager determines are comparable. The Fund may invest up to 15% of total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P or Moody's, which may include defaulted securities. The Fund's focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund's capital.


In order to effectively manage cash flows in or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market.


The Fund also may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that have floating interest rates. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.


In choosing investments, the Fund's manager selects securities in various market sectors based on the manager's assessment of changing economic, market, industry and issuer conditions. The manager uses a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. The manager evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.


The Fund may invest up to 20% of its total assets in foreign securities and up to 10% of its total assets in non-U.S. dollar denominated securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, high grade commercial paper, repurchase agreements, money market securities and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.


MAIN RISKS

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. Increases in interest rates may also have a negative effect on the types of companies in which the Fund invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

[Begin callout]
Changes in interest rates affect the prices of the Fund's debt securities. If rates rise, the value of all the Fund's debt securities will fall and so too will the Fund's share price. This means you could lose money.
[End callout]

DERIVATIVE SECURITIES Futures and options contracts are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. Some derivatives are particularly sensitive to changes in interest rates.

CREDIT An issuer of securities, or the borrower on an underlying mortgage or debt obligation, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

FLOATING RATE CORPORATE LOANS The Fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the Fund's shares also will decline. Floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past five calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-0.91%  10.64%  6.75%    8.19%   7.90%  99      00    01       02       03
                                     YEAR


Best Quarter:                             Q4 '00     3.85%
Worst Quarter:                            Q2 '99    -1.38%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003
                                                             SINCE
                                                           INCEPTION
                                          1 YEAR  5 YEARS   (8/3/98)
----------------------------------------------------------------------
Franklin Total Return Fund - Class A/2
Return Before Taxes                       3.32%    5.53%     5.99%
Return After Taxes on Distributions       1.49%    2.98%     3.46%
Return After Taxes on Distributions and
Sale of Fund Shares                       2.12%    3.08%     3.49%
Lehman Bros. U.S. Universal Index/3       5.82%    6.88%     6.95%
(index reflects no deduction for fees,
expenses, or taxes)


                                                              SINCE
                                                             INCEPTION
                                                  1 YEAR    (3/1/02)
----------------------------------------------------------------------

Franklin Total Return Fund - Class B/4             3.47%     5.93%
Lehman Bros. U.S. Universal Index/3                5.82%     7.51%


                                                             SINCE
                                                           INCEPTION
                                                  1 YEAR   (3/1/02)
----------------------------------------------------------------------

Franklin Total Return Fund - Class C/4             5.41%     7.39%
Lehman Bros. U.S. Universal Index/3                5.82%     7.51%


                                                              SINCE
                                                            INCEPTION
                                          1 YEAR  5 YEARS   (8/3/98)
----------------------------------------------------------------------

Franklin Total Return Fund - Class R/4    6.74%    6.16%     6.56%
Lehman Bros. U.S. Universal Index/3       5.82%    6.88%     6.95%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman brother U.S. Aggregate Index, as well as high yield corporate bonds and dollar-denominated Eurobonds and emerging market debt. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering R
Class shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               CLASS A  CLASS B  CLASS C CLASS R
-----------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering     4.25%    4.00%    1.00%   1.00%
price
  Load imposed on purchases     4.25%     None    None    None
  Maximum deferred sales       None/1    4.00%/2   1.00%  1.00%
charge (load)

Please see "Choosing a Share Class" on page 49 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                               CLASS A  CLASS B  CLASS C CLASS R
-----------------------------------------------------------------
Management fees/3               0.42%    0.42%    0.42%   0.42%
Distribution and service
(12b-1) fees                    0.25%    0.65%    0.65%   0.50%
Other expenses                  0.36%    0.36%    0.36%   0.36%
                               ----------------------------------
Total annual Fund operating
expenses                        1.03%    1.43%    1.43%   1.28%
                               ----------------------------------
Management fee reduction/3     -0.01%   -0.01%   -0.01%  -0.01%
                               ----------------------------------
Net annual Fund operating
expenses/3                      1.02%    1.42%    1.42%   1.27%
                               ----------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 50) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. For the fiscal year ended October 31, 2003, the manager and administrator had agreed in advance to limit their fees and assume as their expenses certain expenses otherwise payable by the Fund so that total annual Fund operating expenses do not exceed 0.68% for Class A, 1.08% for Class B, 1.08% for Class C and 0.93% for Class R. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions management fees were 0.27% and net annual Fund operating expenses were 0.68%, 1.08%, 1.08% and 0.93% for Class A, Class B, Class C and Class R, respectively, for the fiscal year ended October 31, 2003. Beginning March 1, 2004, the manager and administrator have agreed in advance to limit their fees and assume as their expenses certain expenses otherwise payable by the Fund so that annualized total annual Fund operating expenses do not exceed 0.85% for Class A, 1.25% for Class B, 1.25% for Class C and 1.10% for Class R. After October 31, 2004, the manager and administrator may end this arrangement at any time. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                      $525/1  $736     $964    $1,620
CLASS B                      $545    $749     $976    $1,593/2
CLASS C/3                    $245    $449     $776    $1,702
CLASS R                      $229    $403     $697    $1,534
If you do not sell your
shares:
CLASS B                      $145    $449     $776    $1,593/2
CLASS C/3                    $145    $449     $776    $1,702
CLASS R                      $129    $403     $697    $1,534

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares, after eight years, lowering your annual expenses from that time on. 3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $342, $545, $869 and $1,785, respectively, if you sell your shares at the end of the period or $243, $545, $869 and $1,785, respectively, if you do not sell your shares.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $336 billion in assets.


The team responsible for the Fund's management is:

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS Mr. Bayston has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1991.

CHRISTOPHER J. MOLUMPHY CFA, Executive Vice President of Advisers Mr. Molumphy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1988.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2003, management fees, before any advance waiver and reduction, were 0.42% of the Fund's average net assets. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.27% of its average net assets to the manager for its services. Beginning March 1, 2004, the advance waiver of management fees mentioned above will end. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.



FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                               YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------
                              2003       2002      2001     2000      1999
------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             9.72      9.94        9.51     9.61     10.37
                            --------------------------------------------------
  Net investment income        .40       .49/1       .61/1,2  .67/1     .63/1
  Net realized and
unrealized                     .46      (.16)        .49/2    .02      (.71)
  gains (losses)            --------------------------------------------------
Total from investment
operations                     .86       .33        1.10      .69      (.08)
                            --------------------------------------------------
Less distributions from
net investment income         (.52)     (.55)       (.67)    (.79)     (.63)
Distributions from net
realized gains                  -         -           -       -        (.05)
                            --------------------------------------------------
Total distributions           (.52)     (.55)       (.67)    (.79)     (.68)
                            --------------------------------------------------
Net asset value, end of      10.06      9.72        9.94     9.51      9.61
year                        --------------------------------------------------


Total return (%)/3            8.88      3.44       11.87     7.61      (.73)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 149,231   95,514     68,288   20,611    7,870
Ratios to average net
assets: (%)
  Expenses                     .68       .68         .50      .50       .50
  Expenses excluding
  waiver and payments by      1.02       .97         .99     1.17      1.18
  affiliate
  Net investment income       3.88      5.02        6.21/5   7.14      6.32
Portfolio turnover rate (%) 195.15    135.63      181.85   342.21    282.10
Portfolio turnover rate
excluding mortgage dollar
rolls (%)                   110.73     95.02       94.04    39.64     96.38

CLASS B                               YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------
                                       2003       2002/4
PER SHARE DATA ($)
Net asset value,
beginning of year                9.72               9.71
                                --------------------------------------
                                --------------------------------------
  Net investment income           .39                .30/1
  Net realized and unrealized
  gains (losses)                  .42                .09
                                --------------------------------------
                                --------------------------------------
Total from investment             .81                .38
operations                      --------------------------------------
                                --------------------------------------
Less distributions from net
investment income                (.48)              (.37)
                                --------------------------------------
                                --------------------------------------
Net asset value, end of year    10.05               9.72
                                --------------------------------------
                                --------------------------------------

Total return (%)/3               8.44               4.01

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     13,797             4,084
Ratios to average net
assets: (%)
  Expenses                       1.08               1.07/5
  Expenses excluding waiver      1.42               1.36/5
and
  payments by affiliate
  Net investment income          3.48               4.63/5
Portfolio turnover rate (%)    195.15             135.63
Portfolio turnover rate
excluding mortgage dollar      110.73             95.02
rolls (%)

CLASS C                               YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------
                                       2003              20024
PER SHARE DATA ($)
Net asset value,
beginning of year                 9.71               9.71
                                --------------------------------------
                                --------------------------------------
  Net investment income           .39                .291
  Net realized and unrealized
  gains (losses)                  .43                .09
                                --------------------------------------
                                --------------------------------------
Total from investment             .82                .38
operations
                                --------------------------------------
                                --------------------------------------
Less distributions from net
investment income                (.48)              (.38)
                                --------------------------------------
                                --------------------------------------
Net asset value, end of year    10.05               9.71
                                --------------------------------------
                                --------------------------------------

Total return (%)/3               8.47               3.98

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     15,807             4,466
Ratios to average net
assets: (%)
  Expenses                       1.08               1.07/5
  Expenses excluding waiver
and                              1.42               1.36/5
  payments by affiliate
  Net investment income          3.48               4.63/5
Portfolio turnover rate (%)    195.15             135.63
Portfolio turnover rate
excluding mortgage dollar      110.73              95.02
rolls (%)


CLASS R                               YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------
                                       2003              2002/6
PER SHARE DATA ($)
Net asset value,
beginning of year                9.72               9.66
                                --------------------------------------
                                --------------------------------------
  Net investment income           .40                .391
  Net realized and unrealized
  gains (losses)                  .43                .10
                                --------------------------------------
                                --------------------------------------
Total from investment             .83                .49
operations
                                --------------------------------------
                                --------------------------------------
Less distributions from net
investment income                (.50)              (.43)
                                --------------------------------------
                                --------------------------------------
Net asset value, end of year    10.05               9.72
                                --------------------------------------
                                --------------------------------------

Total return (%)/3               8.61               5.16

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     7,302              1,869
Ratios to average net
assets: (%)
  Expenses                        .93                .93/5
  Expenses excluding waiver
and                              1.27               1.22/5
  payments by affiliate
  Net investment income          3.63               4.78/5
Portfolio turnover rate (%)    195.15             135.63
Portfolio turnover rate
excluding mortgage dollar      110.73              95.02
rolls (%)

1. Based on average shares outstanding.
2. Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net Investment income per share.................. $(.006) Net realized and unrealized gains per share.................. .006 Ratio of net investment income to average net assets ..................(.07)%


Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
3. Total return does not include sales charges, and is not annualized.
4. For the period March 1, 2002 (effective date) to October 31, 2002.
5. Annualized.
6. For the period January 2, 2002 (effective date) to October 31, 2002.



DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. These Funds do not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS


In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A small portion of the income dividends paid to you may be qualified dividends eligible for taxation by individuals at long-term capital gain rates, so long as you meet certain holding period requirements.

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A            CLASS B          CLASS C          CLASS R
-----------------------------------------------------------------------
o  Initial         o  No            o  No            o  No initial
   sales charge       initial          initial          sales charge
   of 2.25%           sales charge     sales charge
   (Adjustable
   U.S.
   Government
   Fund and
   Floating Rate
   Daily Access
   Fund), 4.25%
   (Total Return
   Fund) or less

o  Deferred        o  Deferred      o  Deferred      o  Except for
   sales charge       sales charge     sales charge     certain
   of 1% on           of 4% on         of 1% on         Employer
   purchases of       shares you       shares you       Sponsored
   $1 million or      sell within      sell within      Retirement
   more sold          the first        12 months        Plans,
   within 18          year,                             deferred
   months             declining to                      sales charge
                      1% within                         of 1% on
                      six years                         shares you
                      and                               sell within
                      eliminated                        18 months
                      after that                        (charged at
                                                        plan level
                                                        based on
                                                        initial
                                                        investment)

o  Lower           o  Higher        o  Higher        o  Higher
   annual             annual           annual           annual
   expenses than      expenses         expenses         expenses than
   Class B, C or      than Class A     than Class A     Class A due
   R due to lower     due to           due to           to higher
   distribution       higher           higher           distribution
   fees               distribution     distribution     fees (lower
                      fees.            fees. No         than Class B
                      Automatic        conversion       and Class C).
                      conversion       to Class A       No conversion
                      to Class A       shares, so       to Class A
                      shares after     annual           shares, so
                      eight years,     expenses do      annual
                      reducing         not decrease.    expenses do
                      future                            not decrease.
                      annual
                      expenses.

The Adjustable U.S. Government Fund began offering Class C shares on July 1, 2003.


SALES CHARGES - CLASS A

                               THE SALES CHARGE
                               MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT    OF THE OFFERING      % OF YOUR NET
                                    PRICE*           INVESTMENT*
---------------------------------------------------------------------
ADJUSTABLE U.S. GOVERNMENT
FUND AND FLOATING RATE DAILY
ACCESS FUND
Under $100,000                       2.25               2.30
$100,000 but under $250,000          1.75               1.78
$250,000 but under $500,000          1.25               1.26
$500,000 but under $1 million        1.00               1.01

                               THE SALES CHARGE
                               MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT    OF THE OFFERING      % OF YOUR NET
                                    PRICE*           INVESTMENT*
---------------------------------------------------------------------
TOTAL RETURN FUND
Under $100,000                       4.25               4.44
$100,000 but under $250,000          3.50               3.63
$250,000 but under $500,000          2.50               2.56
$500,000 but under $1 million        2.00               2.04


*THE DOLLAR AMOUNT OF THE SALES CHARGE IS THE DIFFERENCE BETWEEN THE OFFERING PRICE OF THE SHARES PURCHASED (WHICH FACTORS IN THE APPLICABLE SALES CHARGE IN THIS TABLE) AND THE NET ASSET VALUE OF THOSE SHARES. SINCE THE OFFERING PRICE IS CALCULATED TO TWO DECIMAL PLACES USING STANDARD ROUNDING CRITERIA, THE NUMBER OF SHARES PURCHASED AND THE DOLLAR AMOUNT OF THE SALES CHARGE AS A PERCENTAGE OF THE OFFERING PRICE AND OF YOUR NET INVESTMENT MAY BE HIGHER OR LOWER DEPENDING ON WHETHER THERE WAS A DOWNWARD OR UPWARD ROUNDING.

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 54), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 54).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B - FLOATING RATE DAILY ACCESS FUND AND
TOTAL RETURN FUND

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 54). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $99,999. We place any investment of $100,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to retirement plans for which Franklin Templeton Bank & Trust serves as trustee or custodian, except DCS Plans (as defined on page 53).


DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Total Return Fund to pay distribution and other fees of up to 0.65% per year and the Floating Rate Daily Access Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C - ADJUSTABLE U.S. GOVERNMENT FUND,
FLOATING RATE DAILY ACCESS FUND AND TOTAL RETURN FUND


With Class C shares, there is no initial sales charge.

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE CLASS A'S ANNUAL EXPENSES ARE LOWER.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 54).


DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R - TOTAL RETURN FUND

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS Class R shares are available to the following investors:


o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

MAXIMUM PURCHASE AMOUNT The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.


CDSC Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or
(iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 54).


DISTRIBUTION AND SERVICE (12B-1) FEES Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R


The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.


[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 66 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

         TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION
                          OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

Certain Franklin Templeton funds offer multiple share classes not offered by the Adjustable U.S. Government Fund. For purposes of this privilege, the Fund's shares are considered Class A shares.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).


GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

BUYING SHARES


MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50          $50
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Employer Sponsored Retirement Plans     no minimum   $25
------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Current and former full-time            $100         $50
employees, officers, trustees and
directors of Franklin Templeton
entities, and their immediate family
members
------------------------------------------------------------------


     PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN
                           YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 60). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------
THROUGH YOUR         Contact your            Contact your investment
INVESTMENT           investment              representative
REPRESENTATIVE       representative
----------------------------------------------------------------------
BY PHONE/ONLINE      If you have another     Before requesting a
                     Franklin Templeton      telephone or online
(Up to $100,000 per  fund account with your  purchase into an
shareholder per day) bank account            existing account,
                     information on file,    please make sure we
1-800/632-2301       you may open a new      have your bank account
                     account by phone. At    information on file. If
franklintempleton.   this time, a new        we do not have this
com                  account may not be      information, you will
                     opened online.          need to send written
NTOE: CERTAIN                                instructions with your
ACCOUNT TYPES ARE    To make a same day      bank's name and
NOT AVAILABLE FOR    investment, your phone  address, a voided check
ONLINE ACCOUNT       order must be received  or savings account
ACCESS               and accepted by us by   deposit slip, and a
                     1:00 p.m. Pacific time  signature guarantee if
                     or the close of the     the bank and Fund
                     New York Stock          accounts do not have at
                     Exchange, whichever is  least one common owner.
                     earlier.                If you have online
                                             access, you will be able to add or
                                             change bank account information
                                             that we can use to process
                                             additional purchases into your
                                             Franklin Templeton account.

                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------
----------------------------------------------------------------------
                     Make your check         Make your check payable
BY MAIL              payable to the Fund.    to the Fund. Include
                                             your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------


                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.

BY WIRE              Wire the funds and      To make a same day wire
                     mail your signed        investment, the wired
1-800/632-2301       application to          funds must be received
(or 1-650/312-2000   Investor Services.      and accepted by us by
collect)             Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page 66 for
                     cannot be used to open  information on
                     a new account.          exchanges.)

                     (Please see page 66
                     for information on
                     exchanges.)

----------------------------------------------------------------------

       FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 57) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:


Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040
Retirement Services       1-800/527-2020

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the
                      account, or otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online.
franklintempleton.com
                      A check will be mailed to the name(s) and address on the
                      account. Written instructions, with a signature guarantee, are required to send the check to another address or to
                      make it payable to another person.
---------------------------------------------------------------

                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to provide the banking instructions online or send written instructions with your bank's name, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper form by 1:00 p.m.
                      Pacific time, proceeds sent by ACH generally will be
                      available within two to three business days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

---------------------------------------------------------------

       FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM

EXCHANGING SHARES


EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

EXCHANGE LIMIT GUIDELINES. This exchange privilege is not intended to facilitate short-term or other excessive trading. In furtherance of this policy, generally, you may make up to four (4) exchanges out of each Fund during any calendar year. Accounts under common ownership or control may be counted together for purposes of the exchange limit guidelines. Regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans or similar arrangements will not be counted for purposes of the exchange limit guidelines. THE FUND, IN ITS SOLE DISCRETION, MAY DETERMINE THAT YOUR TRADING ACTIVITY IS MARKET TIMING TRADING, REGARDLESS OF WHETHER OR NOT YOU EXCEED SUCH GUIDELINES, AND THEREFORE LIMIT YOUR EXCHANGE PRIVILEGE AS DESCRIBED IN THE "EXCHANGE PRIVILEGE" AND "MARKET TIMING TRADING POLICY" SECTIONS.

EXCHANGE TRANSACTIONS. The Funds at all times reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, each Fund may refuse exchange purchases by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the Fund would otherwise potentially be adversely affected. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving shares of the Fund, the rejected exchange request may also involve another fund. Of course, you may generally redeem shares of the Fund at any time.

INVESTOR EXCHANGE PRIVILEGE CHANGES. Each Fund may suspend or may permanently terminate the exchange privilege, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed the Fund's exchange limit guidelines.

INTERMEDIARY PURCHASES. Different restrictions may apply if you invest through an intermediary. While each Fund will work with financial intermediaries, such as broker-dealers, banks, investment advisers, record-keepers, or other third parties, to apply the Fund's exchange limit guidelines, currently the Fund is limited in its ability to monitor the trading activity or enforce the Fund's exchange limit guidelines in such accounts. For more information, see the "Market Timing Trading Policy" section.

RETIREMENT PLANS. A different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

FUND EXCHANGE PRIVILEGE CHANGES. The Funds may terminate or modify (temporarily or permanently) the exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds, the stricter policy will apply to the exchange transaction. Other Franklin Templeton funds may have different exchange restrictions, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into the Adjustable U.S. Government Fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the Adjustable U.S. Government Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

MARKET TIMING TRADING POLICY

MARKET TIMING RESTRICTIONS. Short-term or excessive trading, often referred to as "market timing," is discouraged. The Funds will take steps to seek to detect and deter market timing pursuant to the Funds' policies as described in the prospectus and approved by the Board of Trustees.

MARKET TIMING CONSEQUENCES. Each Fund may suspend or may permanently terminate the exchange privilege, or limit the amount, number, frequency, or methods of requesting exchange transactions, if you exceed or seek to exceed the Fund's exchange limit guidelines (defined under the "Exchange Privilege" section). The Fund may also bar your future purchases into the Fund and any of the other Franklin Templeton funds. Moreover, the Fund in its sole discretion, may determine that your trading activity is market timing trading, regardless of whether or not you exceed such guidelines, and limit your exchange privilege as described in the "Exchange Privilege" and in the "Market Timing Trading Policy" sections. In addition, the Fund may restrict, reject or cancel any purchase of Fund shares, including the purchase side of an exchange, without notice, for no reason or any reason.

For example, each Fund may refuse a purchase, including an exchange purchase, by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the manager believes such purchase may represent market timing activity involving the Fund alone or involving the Fund together with one or more other mutual funds, or (4) the Fund would otherwise potentially be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. For these purposes, the Fund may consider, among other factors, the period of time between your last purchase (including exchange purchase) of the Fund's shares and the date of the current redemption (including exchange redemption) and your trading history in the Fund, in other Franklin Templeton funds, in other non-Franklin Templeton mutual funds or in accounts under common control or ownership.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, market timing may disrupt portfolio management strategies, increase brokerage, administrative and other expenses, and impact fund performance. The Franklin Templeton funds are currently using several methods to detect and deter market timing. These methods include:

o    Use of exchange limit guidelines;
o Broad authority to take discretionary action against market timers and against particular trades;
o Selective monitoring of trade activity; and o Redemption fees on trades in certain funds.

  The Franklin Templeton funds are also continuing to refine their uses of the above methods and to explore other methods.

  Each of these methods involves judgments that are inherently subjective, although the Franklin Templeton funds and their Franklin Templeton service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. Finally, while the Franklin Templeton funds seek to take actions that will detect and deter market timing, they cannot represent that it can be completely eliminated in any fund.

  For example, a Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund on behalf of its customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine: (1) whether the purchase or sale is connected with a market timing transaction; and/or (2) the identity of the beneficial owner for whom the shares are purchased or sold. Additionally, there can be no assurance that the systems and procedures of the Funds' transfer agent will be able to monitor all trading activity.

REVOCATION OF TIMING TRADES. Transactions placed in violation of a Fund's exchange limit guidelines or market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

MONEY FUNDS. Each Fund's exchange limit guidelines of up to four (4) exchanges out of the Fund during any calendar year generally do not apply to any of the Franklin Templeton money funds. However, the Franklin Templeton money funds at all times reserve the right to restrict, reject or cancel any exchange purchase, for no reason or any reason, without notice.

INVOLUNTARY REDEMPTIONS Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Floating Rate Daily Access or Total Return Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive a Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 61).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:


o The Funds may restrict, reject or cancel any purchase orders, including an exchange request.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o The Funds may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Funds.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Funds may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Funds, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.


DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


ADJUSTABLE U.S. GOVERNMENT FUND       CLASS A      CLASS C
---------------------------------------------------------------
COMMISSION (%)                            ---         1.00/3
Investment under $100,000                 2.00         ---
$100,000 but under $250,000               1.50         ---
$250,000 but under $500,000               1.00         ---
$500,000 but under $1 million             0.85         ---
$1 million or more                    up to 0.75/1     ---
12B-1 FEE TO DEALER                       0.25/1       0.65/4


FLOATING RATE DAILY ACCESS FUND         CLASS A  CLASS B  CLASS C
------------------------------------------------------------------
COMMISSION (%)                            ---      4.00    1.00/3
Investment under $100,000                 2.00     ---      ---
$100,000 but under $250,000               1.50     ---      ---
$250,000 but under $500,000               1.00     ---      ---
$500,000 but under $1 million             0.85     ---      ---
$1 million or more                   up to 0.75/1  ---      ---
12B-1 FEE TO DEALER                      0.25/1    0.25/2  0.65/4


TOTAL RETURN FUND            CLASS A    CLASS B  CLASS C  CLASS R
------------------------------------------------------------------
COMMISSION (%)                  ---       3.00     1.00/3  1.00/5
Investment under $100,000       4.00      ---      ---      ---
$100,000 but under $250,000     2.80      ---      ---      ---
$250,000 but under $500,000     2.00      ---      ---      ---
$500,000 but under $1 million   1.60      ---      ---      ---
$1 million or more          up to 0.75/1  ---      ---      ---
12B-1 FEE TO DEALER             0.25/1    0.15/2   0.65/4  0.35/5


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMING. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.15% for Total Return Fund and 0.25% for Floating Rate Daily Access Fund, from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.


QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                         HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE       MONDAY THROUGH FRIDAY)
                         NUMBER
-----------------------------------------------------------------
Shareholder Services     1-800/632-2301  5:30 a.m. to 5:00 p.m.
                                         6:30 a.m. to 2:30 p.m.
                                         (Saturday)
Fund Information         1-800/DIAL BEN(R)5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)6:30 a.m. to 2:30 p.m.
                                         (Saturday)
Retirement Services      1-800/527-2020  5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040  5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563  6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)   1-800/851-0637  5:30 a.m. to 5:00 p.m.
Automated Telephone      1-800/632-2301  (around-the-clock access()
System                   1-800/524-4040
                         1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

(GAIN FROM OUR PERSPECTIVE(R)>



Investment Company Act file #811-4986
FIST2 P 03/04














FRANKLIN INVESTORS
SECURITIES TRUST


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND - CLASS A & C
FRANKLIN FLOATING RATE DAILY ACCESS FUND - CLASS A, B & C
FRANKLIN TOTAL RETURN FUND - CLASS A, B, C & R


STATEMENT OF ADDITIONAL INFORMATION


MARCH 1, 2004


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2003, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks...................................2
Officers and Trustees.........................................29
Proxy Voting Policies and Procedures..........................34
Management and Other Services.................................36
Portfolio Transactions........................................40
Distributions and Taxes.......................................41
Organization, Voting Rights and Principal Holders.............44
Buying and Selling Shares.....................................46
Pricing Shares................................................52
The Underwriter...............................................53
Performance...................................................55
Miscellaneous Information.....................................62
Description of Ratings........................................63

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.


-------------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN FLOATING RATE DAILY ACCESS FUND
(FLOATING RATE DAILY ACCESS FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to provide a high level of current income. Its secondary goal is capital preservation.

The Fund may not:


1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom which may be granted by the U.S. Securities and Exchange Commission (SEC), or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).


2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies.

INVESTMENTS, TECHNIQUES AND STRATEGIES OF THE FLOATING RATE DAILY ACCESS FUND AND THEIR RISKS

The value of your shares will increase as the value of the loans and securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the loans and securities owned by the Fund. In addition to the factors that affect the value of any particular loan or security that the Fund owns, the value of the Fund's shares may also change with movements in the securities markets as a whole.


FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES Under normal conditions the Floating Rate Daily Access Fund invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities, and U.S. subsidiaries of non-U.S. entities. Corporate Loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Corporate Loans include Participation Interests in Corporate Loans or Assignments of Corporate Loans. Corporate Debt Securities are investments by security holders in obligations issued by corporations. In exchange for their investment in the corporation, security holders receive income from the corporation and the return of their investments in the corporation.


A Corporate Loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a Corporate Loan. One or more of the lenders usually administers the Loan on behalf of all the lenders. This lender is referred to as the Agent Bank.

The Fund may invest in a Corporate Loan in one of three ways. It may make a direct investment in the Corporate Loan by participating as one of the Lenders. It may purchase a Participation Interest or it may purchase an Assignment. Participation Interests are interests issued by a lender or other financial institution, which represent a fractional interest in a Corporate Loan. The Fund may acquire Participation Interests from a lender or other holders of Participation Interests. Holders of Participation Interests are referred to as Participants. An Assignment represents a portion of a Corporate Loan previously attributable to a different lender. Unlike a Participation Interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an Assignment.

It can be advantageous to the Fund to make a direct investment in a Corporate Loan as one of the lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the Corporate Loan. On the other hand, when the Fund invests in a Participation Interest or an Assignment, it will normally pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying Corporate Loan. However, the Fund may be able to invest in Corporate Loans only through Participation Interests or Assignments at certain times when reduced direct investment opportunities in Corporate Loans may exist.


If the Fund purchases an Assignment from a lender, the Fund will generally have direct contractual rights against the Borrower in favor of the lenders. On the other hand, if the Fund purchases a Participation Interest either from a lender or a Participant, the Fund typically will have established a direct contractual relationship with the seller of the Participation Interest, but not with the Borrower. Consequently, the Fund is subject to the credit risk of the lender or Participant who sold the Participation Interest to the Fund, in addition to the usual credit risk of the Borrower. Therefore, when the Fund invests in Corporate Loans through the purchase of Participation Interests, the manager must consider the creditworthiness of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower. These parties are referred to as Intermediate Participants. At the time of the Fund's investment, the Intermediate Participant's outstanding debt obligations must be investment grade. That is, they must be rated in the four highest rating categories assigned by a nationally recognized statistical rating organization (NRSRO), such as BBB, A-3 or higher by Standard and Poor's Ratings Group (S&P(R)) or Baa, P-3 or higher by Moody's Investors Service (Moody's). If unrated, the manager must determine that the obligations are of comparable quality.


Corporate Debt Securities typically are in the form of notes or bonds. They may be issued in a public or private offering in the securities markets. Corporate Debt Securities will have terms similar to Corporate Loans, but will not be in the form of Participation Interests or Assignments. Unlike Corporate Loans, Corporate Debt Securities often are part of a large issue of securities which are held by a large group of investors.

The terms of each senior secured Corporate Loan and Corporate Debt Security require that the collateral securing the obligation has a fair market value at least equal to 100% of the amount of such Corporate Loan or Corporate Debt Security. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled.

The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The Borrower's owners may provide additional security.

The Borrower under a Corporate Loan and the issuer of a Corporate Debt Security must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate or in any trust indenture or comparable document in connection with a Corporate Debt Security. A restrictive covenant is a promise by the Borrower to not take certain action that may impair the rights of Lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security document.


The Fund's investments may be either unrated or rated by one or more NRSROs, such as S&P or Moody's. These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. If the Fund is going to invest in an obligation that is unrated, the manager will determine its quality. The Corporate Loans and Corporate Debt Securities in which the Fund invests generally are currently not rated by any NRSRO.


The Fund will invest at least 75% of its total assets in Corporate Loans and Corporate Debt Securities that are rated B or higher by an NRSRO or, if unrated, determined to be of comparable quality by the manager. The Fund may invest up to 25% of its total assets in Corporate Loans and Corporate Debt Securities that are rated less than B by an NRSRO or, if unrated, determined to be of comparable quality by the manager. However, the Fund will make such an investment only after the manager determines that the investment is suitable for the Fund based on the manager's independent credit analysis. Generally, this means that the manager has determined that the likelihood that the corporation will meet its obligations is acceptable.

High risk, debt securities that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated securities. Generally, the lower the rating category, the riskier the investment. Debt securities rated below BBB by S&P or Moody's are considered to be high yield, high risk investments, commonly known as "junk bonds." The senior secured Corporate Loans and Corporate Debt Securities in which the Fund generally invests are subject to less credit risk than junk bonds. They have features that other junk bonds generally do not have. Corporate Loans and Corporate Debt Securities are usually senior obligations of the Borrower and are secured by collateral. They generally are subject to certain restrictive covenants in favor of the Lenders or securityholders that invest in the Corporate Loans or Corporate Debt Securities.


DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES. The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are London Interbank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans and Corporate Debt Securities is reset periodically, typically between 30 days and one year.

Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's Net Asset Value as a result of changes in interest rates. However, the Fund may attempt to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against interest rate fluctuations by entering into interest rate swap or other derivative transactions. Fixed rate Corporate Loans and Debt Securities that are converted from fixed rate investments to floating rate investments through interest rate swaps or other derivative transactions will be considered to be "floating interest rate corporate loans and corporate debt securities" for purposes of the Fund's policy of normally investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. The Fund also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 120 days.

FOREIGN INVESTMENTS. The Fund may invest in Corporate Loans and Corporate Debt Securities that are made to, or issued by, foreign borrowers or U.S. subsidiaries of non-U.S. borrowers. The manager will evaluate the creditworthiness of non-U.S. borrowers by using the same analysis that it uses for U.S. borrowers. The Fund may also invest in Corporate Loans to and Corporate Debt Securities issued by U.S. borrowers that have significant non-U.S. dollar-denominated revenues. However, the Fund will only invest in loans or securities that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars. Where Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, the Fund may arrange for payment in U.S. dollars by entering into a foreign currency swap.


These obligations may involve risks not typically involved in domestic investment. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation of assets, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks or other actions that restrict the purchase or sale of assets or result in a loss of assets. There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. In addition, the Fund may have more difficulty pursuing legal remedies and enforcing judgments in foreign countries.


SWAP AGREEMENTS The Fund may invest in foreign currency and interest rate swaps. The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a Corporate Loan or Corporate Debt Security. Other purposes are managing tax outcomes or cash positions.

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund adopted procedures to cover any accrued but unpaid net amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

FOREIGN CURRENCY SWAPS A foreign currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a foreign currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if, at the time of entering into the transaction, the counterparty's outstanding debt obligations are investment grade. This means they are rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined by the manager to be of comparable quality. The amounts of U.S. dollar payments to be received by the Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. This locks in the Fund's right to receive payments under a Corporate Loan or Corporate Debt Security in a predetermined amount of U.S. dollars. In this way, the swap protects the Fund from the fluctuations in exchange rates. If there is a counterparty default, the Fund will have contractual remedies pursuant to the swap arrangements. However, if a replacement swap arrangement is unavailable or if the Fund is unable to recover damages from the defaulting counterparty, the Fund's right to foreign currency payments under the loan or debt security will be subject to fluctuations based upon changes in the applicable exchange rate. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Fund may be required pursuant to the swap arrangements to compensate the counterparty for fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, the Fund will set aside segregated assets by appropriate notation on the books of the Fund or its custodian an amount of cash or high-grade liquid debt securities at least equal to the amount of compensation that must be paid to the counterparty.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund's swap transactions or cause the Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

 INTEREST RATE SWAPS An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will generally enter into interest rate swap agreements on a net basis. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based. The use of interest rate hedges is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

The Fund will not enter into any interest rate hedging or swap transaction unless the manager considers the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty to be investment grade. Since interest rate transactions are individually negotiated, the manager expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on Corporate Loans or Corporate Debt Securities.

WARRANTS AND OTHER EQUITY SECURITIES To a limited extent, the Fund also may acquire Warrants and other Equity Securities. The Fund will only acquire such Warrants and Equity Securities to the extent that they are acquired in connection with or incidental to the Fund's other investment activities, including as a result of the restructuring of Corporate Loans and/or Corporate Debt Securities. Fluctuations in the value of such securities as may be held by the Fund could result in a decline in the Fund's NAV.


Equity Securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. Equity Securities generally take the form of Common Stock or Preferred Stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity Securities may also include Convertible Securities, Warrants, or Rights. Warrants or Rights give the holder the right to buy a common stock at a given time for a specified price.


FORWARD CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward currency exchange contracts (Forward Contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.


The Fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, a euro-denominated position could be constructed by buying a dollar-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of dollars for euros at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in euro debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the Forward Contract.

The Fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.


To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be segregated by appropriate notation on the books of the Fund or its custodian to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated assets will be marked-to-market daily. The ability of the Fund to enter into Forward Contracts is limited only to the extent such Forward Contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.


Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction at a price that more than covers the premium and transaction costs.

The Fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed, the close of the New York Stock Exchange, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical offsetting option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

CALL AND PUT OPTIONS ON SECURITIES. The Fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit or initial margin) as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Because all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.


The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be segregated by appropriate notation on the books of the Fund or its custodian to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian, to the extent required by SEC rules, assets to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract or related options and the aggregate value of the initial and variation margin payments or premiums made by the Fund with respect to such futures contracts or related options.


FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economy.

Temporary defensive investments generally may include securities rated Baa, BBB, P-3 or A-3 or higher, secured and unsecured short term debt obligations, cash, cash equivalents and other high-quality short-term investments. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


NON-CONCENTRATION IN A SINGLE INDUSTRY The SEC takes the position that a fund investing more than 25% of its total assets in a single industry or group of industries is "concentrating" its investments in that industry or group of industries. With the following exception, the Fund currently does not intend to invest more than 20% of its assets in the obligations of borrowers in any single industry. The Fund will invest more than 25% (and may invest up to 100%) of its total assets in the securities of issuers in the commercial banking, thrift banking, insurance and finance industries, with the understanding that, for this investment percentage, Agent Banks, as well as borrowers and any Intermediate Participants, are considered to be issuers of Corporate Loans, and Agent Banks and Intermediate Participants typically are included in these industries. Agent Banks are not issuers for purposes of this investment percentage in the usual sense, as the Fund normally does not invest directly in securities, including Corporate Loans or Corporate Debt Securities, issued by Agent Banks. The Fund only considers Agent Banks to be "issuers" for purposes of this investment percentage because the role of the Agent Banks in administering Corporate Loans issued by other companies exposes the Fund to certain risks (as described above). As a result of this concentration of its investments in issuers in these industries, the Fund is subject to certain risks associated with such institutions, both individually and as a group. The availability of Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities may from time to time reduce the Fund's ability to readily comply with this investment policy.


CONVERSION TO A MASTER/FEEDER STRUCTURE The Fund currently invests directly in securities. Certain Franklin Templeton funds, however, are "feeder funds" in a master/feeder fund structure. This means they invest their assets in a "master fund" that, in turn, invests its assets directly in securities. The Fund's investment goals and other fundamental policies allow it to invest either directly in securities or indirectly in securities through a master fund. In the future, the Fund's board may decide to convert the Fund to a master/feeder structure. If this occurs, your purchase of Fund shares will be considered your consent to a conversion and we will not seek further shareholder approval. We will, however, notify you in advance of the conversion. If the Fund converts to a master/feeder structure, its fees and total operating expenses are not expected to increase.

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
(ADJUSTABLE U.S. GOVERNMENT FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to seek a high level of current income, while providing lower volatility of principal than a fund that invests in fixed-rate securities. The Fund seeks to achieve its investment goal by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (Portfolio). The Portfolio has the same investment goal and substantially similar investment policies as the Fund, except, in all cases, the Fund may pursue its policies by investing in a mutual fund with the same investment goal and substantially similar policies and restrictions as the Fund.

The Fund may not:

1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies of the Fund.

5. Invest more than 5% of the value of the gross assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies of the Fund.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies of the Fund. To the extent permitted by exemptions granted under the Investment Company Act of 1940 (1940 Act), the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies of the Fund.

9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs.

11. Invest in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies of the Fund.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund or except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market fund in Franklin Templeton Investments provided i) the purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) the investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1 under federal securities laws), and iii) aggregate investments by the Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

The investment restrictions of the Portfolio are the same as the investment restrictions of the Fund, except as indicated below and except as necessary to reflect the policy of the Fund to invest all of its assets in the shares of the Portfolio.

Portfolio may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Portfolio will not purchase additional investment securities while borrowings in excess of 5% of total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in this SAI.

3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Advisers or its affiliates. (The Fund's investment restriction in this respect is stated in far more detail.)

NON-FUNDAMENTAL INVESTMENT POLICIES


1. Under normal market conditions, the Fund invests at least 80% of its net assets in "adjustable-rate U.S. government mortgage securities." Shareholders will be given 60 days' advance notice of any change to this 80% policy. "Adjustable-rate U.S. government mortgage securities" include adjustable-rate mortgage securities (ARMS) and other mortgage securities with interest rates that adjust periodically to reflect prevailing market interest rates, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.


2. The Fund may invest up to 20% of its total assets in (a) fixed-rate notes, bonds, and discount notes of the Federal Home Loan Banks, Fannie Mae, Government National Mortgage Association, Freddie Mac, and Small Business Administration;
(b) obligations of or guaranteed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such obligations and by obligations guaranteed by U.S. governmental agencies; (c) collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs); and (d) time and savings deposits (including CDs) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation, although time deposits will not exceed 10% of its total assets.

3. The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN TOTAL RETURN FUND
(TOTAL RETURN FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term.

The Fund may not:

1. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities), if immediately after such investment
(a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

INVESTMENTS, TECHNIQUES AND STRATEGIES OF THE ADJUSTABLE U.S. GOVERNMENT FUND AND THE TOTAL RETURN FUND AND THEIR RISKS

In trying to achieve its investment goals, the Adjustable U.S. Government Fund and the Total Return Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions, and can be subject to the types of risks described below:

ASSET-BACKED SECURITIES The Total Return Fund may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases and other assets. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. In general, asset-backed securities contain shorter maturities than bonds or mortgage loans. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

BORROWING The Total Return Fund does not borrow money, except that the Fund may borrow for temporary or emergency purposes in an amount not to exceed 30% of its total assets (including the amount borrowed).

The Adjustable U.S. Government Fund may not borrow money or mortgage or pledge any of the Fund's assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of the Fund's total asset value.

As a matter of non-fundamental policy, the Funds do not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes, debentures, commercial paper, time deposits and bankers' acceptances. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.


HIGH YIELD SECURITIES. Because the Total Return Fund may invest in securities rated below investment grade, an investment in the Total Return Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests.


The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.


The high yield securities market is relatively new. Economic downturns or recessions may disrupt the market for high yield securities and adversely affect the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. In addition, any highly publicized defaults and concerns about a sluggish economy may depress the prices of many of these securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value per share.


The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DERIVATIVE SECURITIES

Some types of investments discussed in the prospectus and this SAI may be considered "derivative securities." Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. To the extent indicated, the Funds may invest in CMOs, REMICs, multi-class pass-throughs, stripped mortgage securities, other asset-backed securities, structured notes and uncovered mortgage dollar rolls. Some, all or the component parts of these instruments may be considered derivatives. As discussed below and in the prospectus, the Total Return Fund may enter into futures contracts, option transactions and foreign currency exchange transactions which are also generally considered "derivative securities."

Derivative securities may be used to help manage risks relating to interest rates and other market factors, to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way.


FUTURES CONTRACTS. The Total Return Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures) and foreign currency futures and options on these contracts. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.


At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with different interest rates from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.


To the extent the Fund enters into a futures contract, it will segregate, by appropriate notation on the books of the Fund or its custodian, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to the market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to such change in value. The Fund may also cover its futures position by holding a call option on the same futures contract permitting the Fund to purchase the instrument or currency at a price no higher than the price established in the futures contract which it sold.


Generally, the purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security, although the Fund may engage in futures and related options to earn additional income. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities owned by the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if the Fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Fund's futures position.

Alternatively, when it expects that interest rates may decline, the Fund may purchase futures contracts in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy long-term bonds on the cash (securities) market. Similarly, if the Fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.


OPTIONS ON FUTURES CONTRACTS. The Total Return Fund may buy and sell (write) options on futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract or the underlying debt securities or currency.


If the Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. The Fund may lose the entire amount of the premium (plus related transaction costs) paid for options it has purchased if the option expires worthless. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.


The Fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options on futures transactions may be limited by tax considerations.


OPTIONS ON FOREIGN CURRENCIES. The Total Return Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund may purchase call options on such currency. The purchase of options could offset, at least partially, the effects of the adverse movements in currency exchange rates. As with other types of options, however, the benefit the Fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in currency exchange rates the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If currency exchange rates increase as projected, the put option will expire unexercised and the premium received will offset some of the increased cost. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered. A call option on foreign currencies written by the Fund is "covered" if the Fund owns (or has an absolute right to acquire) the underlying foreign currency covered by the call. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and U.S. government securities segregated by appropriate notation on the books of the Fund or its custodian.


The Fund proposes to take advantage of investment opportunities in the area of futures contracts and options on futures contracts that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment goal and policies and are legally permissible transactions for the Fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.


FORWARD CURRENCY EXCHANGE CONTRACTS. The Total Return Fund may enter into forward currency exchange contracts (Forward Contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, a euro-denominated position could be constructed by buying a dollar-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of dollars for euros at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in euro debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the forward contract.

The Fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.


The Fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.


To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents or readily marketable debt securities equal to the amount of the purchase will be segregated by appropriate notation on the books of the Fund or its custodian to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated assets will be marked-to-market daily.

SWAP AGREEMENTS. The Total Return Fund may invest in interest rate, total return, currency and credit default swaps. The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security or instrument. Other purposes are managing tax outcomes, cash positions, or risks including currency and credit defaults.

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Total Return Fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund adopted procedures to cover any accrued but unpaid net amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund generally will enter into interest rate swap agreements on a net basis. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund's swap transactions or cause the Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

TOTAL RETURN SWAPS. A total return swap is an agreement between two parties where one counterparty pays the other the total return of a particular instrument (E.G., a note, bond or stock) in exchange for a regular payment, typically at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. Settlement is typically through a cash payment. The Fund may enter into total return swaps when it owns an asset that cannot be sold for practical or business reasons, but the manager wishes to eliminate exposure to the risk of the issuer.

CREDIT DEFAULT SWAPS. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the agreement. If the Fund is the seller and a credit event occurs, the Fund typically would pay the contingent payment to the buyer. The contingent payment may be a cash settlement or the physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a seller and no credit event occurs, the Fund would receive a fixed rate of income throughout the term of the contract. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs and the Fund is the buyer, the Fund typically receives full notional value for a reference obligation that may have little or no value. Credit default swap agreements are subject to general market risk, liquidity risk and credit risk.

FLOATING RATE CORPORATE LOANS The Total Return Fund may invest a portion of its net assets in income-producing floating interest rate corporate loans made to or issued by U.S. companies, non-U.S. entities, and U.S. subsidiaries of non-U.S. entities. Corporate loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Corporate loans include participation interests in corporate loans or assignments of corporate loans.

A corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the Loan on behalf of all the lenders. This lender is referred to as the Agent Bank.

The Fund may invest in a corporate loan in one of three ways. It may make a direct investment in the corporate loan by participating as one of the Lenders. It may purchase a Participation Interest or it may purchase an Assignment. Participation Interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire Participation Interests from a lender or other holders of Participation Interests. Holders of Participation Interests are referred to as Participants. An Assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a Participation Interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an Assignment.

It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. On the other hand, when the Fund invests in a Participation Interest or an Assignment, it will normally pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. However, the Fund may be able to invest in corporate loans only through Participation Interests or Assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

If the Fund purchases an Assignment from a lender, the Fund will generally have direct contractual rights against the Borrower in favor of the lenders. On the other hand, if the Fund purchases a Participation Interest either from a lender or a Participant, the Fund typically will have established a direct contractual relationship with the seller of the Participation Interest, but not with the Borrower. Consequently, the Fund is subject to the credit risk of the lender or Participant who sold the Participation Interest to the Fund, in addition to the usual credit risk of the Borrower. Therefore, when the Fund invests in corporate loans through the purchase of Participation Interests, the manager must consider the creditworthiness of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower. These parties are referred to as Intermediate Participants. At the time of the Fund's investment, the Intermediate Participant's outstanding debt obligations must be investment grade. That is, they must be rated in the four highest rating categories assigned by a nationally recognized statistical rating organization (NRSRO), such as BBB, A-3 or higher by S&P or Baa, P-3 or higher by Moody's. If unrated, the manager must determine that the obligations are of comparable quality.

The terms of each senior secured corporate loan require that the collateral securing the obligation has a fair market value at least equal to 100% of the amount of such corporate loan. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled.

The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The Borrower's owners may provide additional security.

The Borrower under a corporate loan must comply with various restrictive covenants contained in any corporate loan agreement between the Borrower and the lending syndicate. A restrictive covenant is a promise by the Borrower to not take certain action that may impair the rights of Lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the Borrower to prepay the corporate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security document.

The Fund's investments may be either unrated or rated by one or more NRSROs, such as S&P or Moody's. These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. If the Fund is going to invest in an obligation that is unrated, the manager will determine its quality. The corporate loans in which the Fund invests generally are currently not rated by any NRSRO. The Fund will invest in corporate loans that conform to the credit quality standards set forth in the prospectus.

DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES. The rate of interest payable on floating or variable rate corporate loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans is reset periodically, typically between 30 days and one year.

Certain of the floating or variable rate corporate loans in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of corporate loans with interest rates that are fixed for the term of the loan. Investment in corporate loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's Net Asset Value as a result of changes in interest rates. However, the Fund may attempt to hedge all of its fixed rate corporate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.


FOREIGN SECURITIES The Total Return Fund may invest a portion of its assets in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

ILLIQUID INVESTMENTS The Adjustable U.S. Government Fund's policy is not to invest more than 10% of its net assets in illiquid securities. The Total Return Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements of more than seven day's duration and other securities which are not readily marketable. For the Total Return Fund, investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 15% of the Fund's total net assets. Notwithstanding this limitation, the Total Return Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (1933 Act) (restricted securities), where such investment is consistent with the Fund's investment goals and the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

MASTER/FEEDER STRUCTURE The Adjustable U.S. Government Fund's structure, where it invests all of its assets in the Portfolio, is sometimes known as a "master/feeder" structure. By investing all of its assets in shares of the Portfolio, the Fund, other mutual funds and institutional investors can pool their assets. This may result in asset growth and lower expenses, although there is no guarantee this will happen.

If the Fund, as a shareholder of the Portfolio, has to vote on a matter relating to the Portfolio, it will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders voted.

The Portfolio is a diversified series of Adjustable Rate Securities Portfolios, an open-end management investment company. Adjustable Rate Securities Portfolios was organized as a Delaware business trust on February 15, 1991, and is registered with the SEC. Adjustable Rate Securities Portfolios currently only issues shares of the Portfolio. In the future, the board of trustees of the Adjustable Rate Securities Portfolios may add additional series.

There are some risks associated with the Adjustable U.S. Government Fund's master/feeder structure. If other shareholders in the Portfolio sell their shares, the Fund's expenses may increase. Additionally, any economies of scale the Fund has achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could also have effective voting control.

If the Portfolio changes its investment goal or any of its fundamental policies and Fund shareholders do not approve the same change for the Fund, the Fund may need to withdraw its investment from the Portfolio. Likewise, if the board of trustees considers it to be in the Fund's best interest, it may withdraw the Fund's investment from the Portfolio at any time. If either situation occurs, the board will decide what action to take. Possible solutions might include investing all of the Fund's assets in another pooled investment entity with the same investment goal and policies as the Fund, or hiring an investment manager to manage the Fund's investments. Either circumstance could increase the Fund's expenses.

If you are an investor whose investment authority is restricted by applicable law or regulation, you should consult your legal advisor to determine whether and to what extent shares of the Fund constitute legal investments for you. If you are a municipal investor considering investment of proceeds of bond offerings into the Fund, you should consult with expert counsel to determine the effect, if any, of various payments made by the Fund, its manager or its principal underwriter on arbitrage rebate calculations.

For information on the Fund's administrator and its expenses, please see "Management and Other Services."


MORTGAGE SECURITIES Each Fund may invest in fixed and adjustable rate mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. Each Fund may also invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities known as CMOs, which are derivative multi-class mortgage securities, and in mortgage dollar rolls. Total Return Fund may invest in mortgage-backed securities issued or guaranteed by foreign governments and private institutions, and in stripped mortgage securities.


Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.


Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed only by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Fund's quality standards. The Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."


The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional fixed income mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike traditional mortgage securities, the mortgage loans underlying ARMS carry adjustable interest rates that are reset periodically. The interest rates paid on the ARMS in which the Fund may invest are generally readjusted at intervals of one year or less, although ARMS with longer resets such as three, five, seven and ten years are also permissible investments for the Fund.


In a changing interest rate environment, this reset feature acts as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage securities.

As a result, ARMS also have less risk of a decline in value during periods of rising rates than if the Fund invested in more traditional long-term, fixed-rate securities. When interest rates decline, ARMS, like other mortgage securities, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages.

During periods of rising interest rates, this reset lag may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares before the interest rates on the underlying mortgages reset to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage security.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing rates.

In periods of more extreme fluctuation in interest rates, the resulting fluctuation in the value of the ARMS may affect the Fund's net asset value. Also, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates.


For certain types of ARMS, the rate of amortization of principal, as well as interest payments on the underlying mortgages that collateralize the ARMS, change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.


Caps and floors limit the maximum amount by which the loan rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the mortgage securities. Since most ARMs in a Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. Adjustable U.S. Government Fund may only invest in CMOs or REMICs issued and guaranteed by U.S. government agencies or instrumentalities.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.


Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.


A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The Fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. These adjustable rate tranches, known as "floating-rate CMOs," will be treated as ARMS by the Adjustable U.S. Government Fund. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which the Fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.


To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The trustees of the trust believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the Fund will earn in light of the historic loss experience on these instruments.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.


CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

RESETS. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Fund may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.


MORTGAGE DOLLAR ROLLS. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each mortgage dollar roll transaction, the Fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

Successful use of mortgage dollar rolls depends on the manager's ability to predict correctly interest rates and mortgage prepayments. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. Although mortgage dollar rolls add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a covered mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions.


STRIPPED MORTGAGE SECURITIES. The stripped mortgage-backed securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.


Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.


Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a Fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the Fund to acquire, hold and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

SHORT SELLING The Total Return Fund may engage in short selling. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements, will retain the proceeds of the short sale until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.


The Fund will segregate assets by appropriate notation on its books or its custodian an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets will be marked-to-market daily and at no time will the amount of segregated assets and with the broker as collateral be less than the then current market value of the securities sold short. Under amendments made by the Revenue Act of 1997, entering into a short sale could cause immediate recognition of gain (but not loss) on the date the constructive sale of an appreciated financial position is entered.


STRUCTURED INVESTMENTS In addition to CMOs and stripped mortgage-backed securities, the Total Return Fund may invest in other structured investments such as collateralized loan obligations and collateralized bond obligations. These securities typically are issued in one or more classes that are backed by or represent an interest in certain underlying instruments with the cash flows on the underlying instruments apportioned among the classes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The Fund may invest in structured investments that are either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are often sold in private placement transactions. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.


U.S. GOVERNMENT SECURITIES The Funds may invest without limit in obligations of the U.S. government or of corporations chartered by Congress as federal government instrumentalities. The Funds may buy securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by the Government National Mortgage Association (Ginnie Mae). Ginnie Mae guarantees are backed by the full faith and credit of the U.S. Treasury. No assurances, however, can be given that the U.S. government will provide financial support to the obligations of other U.S. government agencies or instrumentalities in which the Funds may invest. Securities issued by these agencies and instrumentalities are supported only by the credit of the issuing agency or instrumentality. The Total Return Fund may also invest in securities issued or guaranteed by foreign governments and their agencies.


Several of the Franklin Templeton funds, including the Adjustable U.S. Government Fund, are major buyers of government securities. The manager will seek to negotiate attractive prices for government securities and pass on any savings from these negotiations to shareholders in the form of higher current yields.

MORE INVESTMENT POLICIES AFFECTING EACH FUND


LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of either the Floating Rate Daily Access Fund or the Total Return Fund's total assets, measured at the time of the most recent loan. These loans may not exceed 10% of the value of the Adjustable U.S. Government Fund's total assets. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.


Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economy.

Temporary defensive investments generally may include short-term debt instruments such as U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents. The Adjustable U.S. Government Fund may invest in U.S. government securities (including Treasury bills), commercial paper, short-term bank obligations such as CDs of banks having total assets in excess of $5 billion, bankers' acceptances, and repurchase agreements. To the extent allowed by exemptions granted under the 1940 Act and a Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS The Funds may buy securities on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which a Fund buys securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. Purchases of securities on a when-issued or delayed-delivery basis are subject to market fluctuation and the risk that the value or yield at delivery may be more or less than the purchase price or the yield available when the transaction was entered into. Although a Fund will generally buy securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the Fund deems it to be advisable. When a Fund is the buyer, it will maintain, in segregated assets by appropriate notation on the books of the Fund or its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed-delivery transactions, it does so only for the purpose of acquiring portfolio securities consistent with its investment goal and policies and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed-delivery basis generally do not earn interest until their scheduled delivery date. The Adjustable U.S. Government Fund and the Total Return Fund are not subject to any percentage limit on the amount of their assets that may be invested in when-issued purchase obligations. Entering into a when issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------


The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------------------
                                     NUMBER
                                       OF
                                   PORTFOLIOS
                                     IN FUND
                        LENGTH       COMPLEX             OTHER
 NAME, AGE              OF TIME     OVERSEEN         DIRECTORSHIPS
AND ADDRESS  POSITION   SERVED   BY BOARD MEMBER*         HELD
--------------------------------------------------------------------------------
Frank H.      Trustee    Since         113                None
Abbott, III              1986
(82)

One Franklin
Parkway
San Mateo,
CA 94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).

--------------------------------------------------------------------------------
Harris J.     Trustee    Since         142       Director, Bar-S
Ashton (71)              1986                    Foods (meat
                                                 packing company).
One Franklin
Parkway
San Mateo,
CA 94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

--------------------------------------------------------------------------------
S. Joseph     Trustee     Since        143        None
Fortunato                 1989
(71)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.

--------------------------------------------------------------------------------
Edith E.      Trustee      Since       96        Director,
Holiday (52)               1998                  Amerada Hess
One Franklin                                     Corporation
Parkway                                          (exploration and
San Mateo,                                       refining of oil
CA 94403-1906                                    and gas);
                                                 Beverly
                                                 Enterprises,
                                                 Inc. (health
                                                 care); H.J.
                                                 Heinz Company
                                                 (processed foods
                                                 and allied
                                                 products); RTI
                                                 International
                                                 Metals, Inc.
                                                 (manufacture and
                                                 distribution of
                                                 titanium); and
                                                 Canadian
                                                 National Railway
                                                 (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

--------------------------------------------------------------------------------
Frank W.T.    Trustee      Since       115       Director, The
LaHaye (74)                1986                  California
One Franklin                                     Center for Land
Parkway                                          Recycling
San Mateo,                                       (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company
(venture capital).

--------------------------------------------------------------------------------
Gordon S.     Trustee      Since       142       Director, White
Macklin (75)               1992                  Mountains
One Franklin                                     Insurance Group,
Parkway                                          Ltd. (holding
San Mateo,                                       company); Martek
CA 94403-1906                                    Biosciences
                                                 Corporation;
                                                 MedImmune, Inc.
                                                 (biotechnology);
                                                 and
                                                 Overstock.com
                                                 (Internet
                                                 services) and
                                                 FORMERLY,
                                                 Director, MCI
                                                 Communication
                                                 Corporation
                                                 (subsequently
                                                 known as MCI
                                                 WorldCom, Inc.
                                                 and WorldCom,
                                                 Inc.)
                                                 (communications
                                                 services)
                                                 (1988-2002); and
                                                 Spacehab, Inc.
                                                 (aerospace
                                                 services)
                                                 (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

--------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------
                                         NUMBER
                                           OF
                                       PORTFOLIOS
                                        IN FUND
                          LENGTH       COMPLEX               OTHER
 NAME, AGE                OF TIME       OVERSEEN         DIRECTORSHIPS
AND ADDRESS  POSITION     SERVED     BY BOARD MEMBER*         HELD
--------------------------------------------------------------------------------
**Edward B.   Trustee,     Trustee          8                 None
Jamieson (55) President    and
One Franklin  and Chief    President
Parkway       Executive    since
San Mateo,    Officer-     1993
CA 94403-1906 Investment   and
              Management   Chief
                           Executive
                           Officer-Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin
Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
**Charles B.  Trustee and  Trustee        142                 None
Johnson (71)  Chairman of  since
One Franklin  the Board    1986 and
Parkway                    Chairman
San Mateo,                 of the
CA 94403-1906              Board
                           since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
**Rupert H.   Trustee and  Trustee        125                 None
Johnson, Jr.  Vice         since
(63)          President    1987 and
One Franklin               Vice
Parkway                    President
San Mateo,                 since
CA 94403-1906              1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
Mark          Vice         Since      Not                     None
Boyadjian     President    2003       Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin Templeton
Investments.

--------------------------------------------------------------------------------
Harmon E.     Vice         Since       Not                    None
Burns (59)    President    1986        Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
Martin L.     Vice         Since       Not                    None
Flanagan (43) President    1995        Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
Jimmy D.      Senior Vice   Since       Not                   None
Gambill (56)  President     2002        Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
David P.      Vice         Since        Not                    None
Goss (56)     President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

--------------------------------------------------------------------------------
Barbara J.    Vice         Since        Not                    None
Green (56)    President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

--------------------------------------------------------------------------------
Diomedes      Treasurer    Since        Not                   None
Loo-Tam (65)  and Chief    2004         Applicable
One Franklin  Financial
Parkway       Officer
San Mateo,
CA 94403-1906



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC. (1997-2000).

--------------------------------------------------------------------------------
Michael O.    Vice         Since        Not                Director, FTI
Magdol (66)   President -  2002         Applicable         Banque, Arch
600 Fifth     AML                                          Chemicals, Inc.
Avenue        Compliance                                   and Lingnan
Rockefeller                                                Foundation.
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
Murray L.     Vice         Since        Not                   None
Simpson (66)  President    2000         Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).


--------------------------------------------------------------------------------


* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $815 per month plus $705 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                       NUMBER OF
                         TOTAL        TOTAL FEES        BOARDS IN
                         FEES       RECEIVED FROM       FRANKLIN
                         RECEIVED     FRANKLIN         TEMPLETON
                         FROM THE     TEMPLETON       INVESTMENTS ON
                         TRUST/1     INVESTMENTS/2    WHICH EACH
 NAME                      ($)          ($)             SERVES/3
 --------------------------------------------------------------------
 Frank H. Abbott, III      11,013       179,599            29
 Harris J. Ashton          11,282       369,700            46
 S. Joseph Fortunato       10,594       369,700            47
 Edith E. Holiday          14,100       297,707            29
 Frank W.T. LaHaye         10,413       174,322            29
 Gordon S. Macklin         10,722       369,700            46

1. For the fiscal year ended October 31, 2003.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The board, with approval of all noninterested and interested board members, has adopted written procedures designed to deal with potential conflicts of interest that may arise from the Fund and the Adjustable Rate Securities Portfolios having substantially the same boards. These procedures call for an annual review of the Fund's relationship with the Portfolio. If a conflict exists, the boards may take action, which may include the establishment of a new board. The board has determined that there are no conflicts of interest at the present time.

The following tables provide the dollar range of equity securities beneficially owned by the board members on December 31, 2003.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------------------
                                                        AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                        SECURITIES IN ALL
                                                        FUNDS OVERSEEN BY THE
                                                        BOARD MEMBER IN THE
                        DOLLAR RANGE OF EQUITY          FRANKLIN TEMPLETON
NAME OF BOARD MEMBER    SECURITIES IN EACH FUND         FUND COMPLEX
--------------------------------------------------------------------------------
Frank H. Abbott, III           None              Over $100,000
--------------------------------------------------------------------------------
                         Adjustable U.S.         Over $100,000
Harris J. Ashton         Government Fund
                           $1 - $10,000
--------------------------------------------------------------------------------
S. Joseph Fortunato            None              Over $100,000
--------------------------------------------------------------------------------
Edith E. Holiday               None              Over $100,000
--------------------------------------------------------------------------------
                          Adjustable U.S.        Over $100,000
Frank W.T. LaHaye        Government Fund
                           $1 - $10,000
--------------------------------------------------------------------------------
Gordon S. Macklin              None              Over $100,000
--------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS

--------------------------------------------------------------------------------
                                                        AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                        SECURITIES IN ALL
                                                        FUNDS OVERSEEN BY THE
                                                        BOARD MEMBER IN THE
                        DOLLAR RANGE OF EQUITY          FRANKLIN TEMPLETON
NAME OF BOARD MEMBER    SECURITIES IN EACH FUND         FUND COMPLEX
--------------------------------------------------------------------------------
Edward B. Jamieson             None                     Over $100,000
--------------------------------------------------------------------------------
Charles B. Johnson       Adjustable U.S.                Over $100,000
                         Government Fund
                           $1 - $10,000
--------------------------------------------------------------------------------
Rupert H. Johnson,             None                     Over $100,000
Jr.
--------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon
S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended October 31, 2003, the Audit Committee met six times; the Nominating Committee met once.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans (poison pills) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at WWW.FRANKLINTEMPLETON.COM. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at WWW.FRANKLINTEMPLETON.COM and posted on the SEC website at WWW.SEC.GOV no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Portfolio, Floating Rate Daily Access and Total Return Funds' manager is Franklin Advisers, Inc.(Advisers). The manager is also the administrator of Adjustable U.S. Government Fund. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Portfolio, Floating Rate Daily Access and Total Return Funds to buy, hold or sell. The manager also selects the brokers who execute the portfolio transactions of the Portfolio, Floating Rate Daily Access and Total Return Funds. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Portfolio, Floating Rate Daily Access and Total Return Funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Portfolio, Floating Rate Daily Access and Total Return Funds. Similarly, with respect to the Portfolio, Floating Rate Daily Access and Total Return Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Portfolio, Floating Rate Daily Access and Total Return Funds or other funds it manages. Because Advisers is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


The Funds, the Portfolio, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Adjustable U.S. Government Fund, Floating Rate Daily Access Fund, Total Return Fund, the Portfolio, their manager and the Funds' principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Total Return Fund was considered in reference to a peer group of intermediate investment-grade debt funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to intermediate investment-grade debt funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Total Return Fund in relation to those within the relevant peer group of intermediate investment-grade debt funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Floating Rate Daily Access Fund was considered in reference to the universe of loan participation funds as selected by the independent third party analyst. In evaluating performance, attention was given to performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Floating Rate Daily Access Fund in relation to those within the universe of loan participation funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


During the past fiscal year, the Portfolio's board, including a majority of noninterested or independent trustees, approved renewal of the Portfolio's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Portfolio's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Portfolio's investment policies and restrictions. The information furnished annually to the Portfolio's board also included special reports prepared by an independent third party analyst comparing the Portfolio's investment performance and expenses with those of other mutual funds deemed comparable to the Portfolio as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the Portfolio's board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Portfolio shareholders. In reaching this decision, the Portfolio's board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Portfolio was considered in reference to the universe of adjustable-rate mortgage funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Portfolio in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Portfolio's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Portfolio in relation to those within the relevant peer group of adjustable rate mortgage funds, U.S. mortgage funds and Ginnie Mae funds, as selected by the independent third party analyst. Emphasis is placed on the Portfolio's overall comparative expense ratio within such peer group in view of the various other functions, such as transfer agency and shareholder servicing provided the Portfolio under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Portfolio investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Portfolio management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Portfolio under separate agreements with the manager and its affiliates. In performing this evaluation, the Portfolio's board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Portfolio shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Portfolio. In doing so, the trustees considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Portfolio. The Portfolio's board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Portfolio's independent auditors. The Portfolio's board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Portfolio operations, including the allocation of Portfolio brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Portfolio pays the manager a fee equal to an annual rate of:

o  0.400% of the value of net assets up to and including $5 billion;

o  0.350% of the value of net assets over $5 billion and not over $10 billion;

o 0.330% of the value of net assets over $10 billion and not over $15 billion; and

o  0.300% of the value of net assets in excess of $15 billion.

The Floating Rate Daily Access Fund pays the manager a fee equal to an annual rate of:

o  0.450% of the value of net assets up to and including $500 million;


o 0.350% of the value of net assets over $500 million up to and including $1 billion;

o 0.300% of the value of net assets over $1 billion up to and including $1.5 billion;


o 0.250% of the value of net assets over $1.5 billion up to and including $6.5 billion;

o 0.225% of the value of net assets over $6.5 billion up to and including $11.5 billion;

o 0.200% of the value of net assets over $11.5 billion up to and including $16.5 billion;

o 0.190% of the value of net assets over $16.5 billion up to and including $19 billion;

o 0.180% of the value of net assets over $19 billion up to and including $21.5 billion; and

o  0.170% of the value of net assets in excess of $21.5 billion.


Total Return Fund pays the manager a fee equal to an annual rate of:

o  0.425% of the value of net assets up to and including $500 million;

o 0.325% of the value of net assets over $500 million and not over $1 billion;

o 0.280% of the value of net assets over $1 billion and not over $1.5 billion;

o 0.235% of the value of net assets over $1.5 billion and not over $6.5 billion;

o 0.215% of the value of net assets over $6.5 billion and not over $11.5 billion;

o 0.200% of the value of net assets over $11.5 billion and not over $16.5 billion;

o 0.190% of the value of net assets over $16.5 billion and not over $19 billion;

o 0.180% of the value of net assets over $19 billion and not over $21.5 billion; and

o  0.170% of the value of net assets in excess of $21.5 billion.

The fee is computed according to the terms of the management agreement. Each class of the Total Return Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Portfolio, Floating Rate Daily Access and Total Return Funds paid the following management fees:



MANAGEMENT FEES PAID ($)          2003         2002        2001
--------------------------------------------------------------------------------
Portfolio/1                       2,541,570    1,474,401     909,779
Floating Rate Daily Access          652,238      447,527     106,239
Fund/2
Total Return Fund/3                 780,882      522,059      63,825

1. For the fiscal year ended October 31, 2001, management fees, before any advance waiver, totaled $909,779. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.
2. For the fiscal years ended October 31, 2003, 2002 and 2001, management fees, before any advance waiver, totaled $718,665, $484,004 and $112,455, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal years ended October 31, 2003, 2002 and 2001,  management fees,
before  any  advance  waiver,   totaled   $1,233,175,   $747,034  and  $255,494,
respectively. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with Floating Rate Daily Access and Total Return Funds to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of Floating Rate Daily Access and Total Return Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Franklin Advisers, Inc. has an agreement with Adjustable U.S. Government Fund to provide certain administrative services and facilities for the Funds.

ADMINISTRATION FEES Floating Rate Daily Access and Total Return Funds pay FT Services a monthly fee equal on an annual basis to 0.20% of the average daily net assets of each Fund.


During the past two fiscal years ended October 31, and for the period from May 1, 2001 to October 31, 2001, Floating Rate Daily Access Fund paid FT Services the following administration fees:

                          ADMINISTRATION FEES PAID ($)
--------------------------------------------------------------------------------
2003                                319,407
2002                                215,861
2001                                 51,194

During the last three fiscal years ended October 31, Total Return Fund paid FT Services the following administration fees:

                          ADMINISTRATION FEES PAID ($)/1
--------------------------------------------------------------------------------
2003                                   0
2002                                   0
2001                                   0

1. For the fiscal years ended October 31, 2003, 2002, and 2001, administration fees, before any advance waiver, totaled $580,318, $344,078, and $126,547, respectively. Under an agreement by FT Services to waive its fees, the Total Return Fund paid the administration fees shown.


Under its administration agreement, Adjustable U.S. Government Fund pays the manager an administration fee equal to an annual rate of:

o 0.10% of the fund's average daily net assets up to and including $5 billion;

o 0.09% of average daily net assets over $5 billion up to and including $10 billion; and

o  0.08% of average daily net assets over $10 billion.

During the last three fiscal years ended October 31, the Adjustable U.S. Government Fund paid the manager the following administration fees:


                          ADMINISTRATION FEES PAID ($)
--------------------------------------------------------------------------------
2003                                637,547
2002                                371,865
2001                                228,048


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


The Fund may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Investor Services, in its capacity as the transfer agent for the Portfolio, effectively acts as custodian for Adjustable U.S. Government Fund and holds the Fund's shares of the Portfolio on its books. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's cash, pending investment in shares of the Portfolio. Bank of New York also acts as custodian of the securities and other assets of the Portfolio, Floating Rate Daily Access and Total Return Funds.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Adjustable U.S. Government Fund will not incur any brokerage or other costs in connection with the purchase or redemption of shares of the Portfolio.

The manager selects brokers and dealers to execute the Floating Rate Daily Access and Total Return Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on an agency rather than principal basis with a principal market maker unless the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Floating Rate Daily Access and Total Return Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

Since most purchases by the Portfolio are principal transactions at net prices, the Portfolio incurs little or no brokerage costs. The Portfolio deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolio seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Floating Rate Daily Access Fund, Total Return Fund or Portfolio tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds and Portfolio, any portfolio securities tendered by a Fund or the Portfolio will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of a Fund or the Portfolio and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund or the Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds and the Portfolio.

During the last three fiscal years ended October 31, the Floating Rate Daily Access Fund did not pay any brokerage commissions and the Total Return Fund paid the following brokerage commissions:

                              BROKERAGE COMMISSIONS ($)
 -------------------------------------------------------------------------------
 2003                                   12,930
 2002                                   15,503
 2001                                   8,082

For the fiscal year ended October 31, 2003, the Total Return Fund paid brokerage commissions of $12,930 from aggregate portfolio transactions of $323,572,419 to brokers who provided research services.

As of October 31, 2003, the Total Return Fund owned securities issued by Charles Schwab & Co Inc. valued in the aggregate at $869,169. Except as noted, the Total Return Fund did not own securities issued by its regular broker-dealers as of the end of the fiscal year.

As of October 31, 2003, the Adjustable Rate Securities Portfolio and the Floating Rate Daily Access Fund did not own securities of their regular broker-dealers.


Because the Floating Rate Daily Access Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


MULTICLASS DISTRIBUTIONS The Floating Rate and Total Return Funds each calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A small portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DIVIDEND INCOME. Under the 2003 Tax Act, certain dividend income paid to you by a Fund will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from dividends received by a Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because each Fund's principal investment goal is to earn a high level of current income, and each currently has a substantial percentage of its investment assets in debt securities, it is anticipated that the percentage of qualified dividend income for each Fund will be small.


DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for qualified dividends and net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Floating Rate and Total Return Funds to the extent that they invest in foreign securities.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.


DEFERRAL OF BASIS. (FOR THE TOTAL RETURN FUND - CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following CIRCUMSTANCES:


IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of each Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES (TOTAL RETURN AND FLOATING RATE FUNDS ONLY) These Funds may invest in complex securities that could require each to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, each Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


STRUCTURED INVESTMENTS. Each Fund is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, each Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. A Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of investment in traditional debt or equity securities.

INVESTMENT IN COMPLEX SECURITIES (ALL FUNDS)

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Floating Rate Daily Access Fund is a non-diversified series and Adjustable U.S. Government and Total Return Fund are diversified series of Franklin Investors Securities Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


The Adjustable U.S. Government Fund currently offers two classes of shares. The Adjustable U.S. Government Fund began offering Class C shares on July 1, 2003. The Floating Rate Daily Access Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The full title of each class is:

o  Franklin Adjustable U.S. Government Fund -  Class A
o  Franklin Adjustable U.S. Government Fund -  Class C
o  Franklin Floating Rate Daily Access Fund -  Class A
o  Franklin Floating Rate Daily Access Fund -  Class B
o  Franklin Floating Rate Daily Access Fund -  Class C
o  Franklin Floating Rate Daily Access Fund -  Advisor Class

The Total Return Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:


o  Franklin Total Return Fund -  Class A
o  Franklin Total Return Fund -  Class B
o  Franklin Total Return Fund -  Class C
o  Franklin Total Return Fund -  Class R
o  Franklin Total Return Fund - Advisor Class

Shares of each class of the Floating Rate Daily Access and Total Return Funds represent proportionate interests in each Fund's assets. On matters that affect the Funds as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 2, 2004, the principal shareholders of the Funds, beneficial or of record, were:

                                                        PERCENTAGE
NAME AND ADDRESS                    SHARE CLASS             (%)
--------------------------------------------------------------------------------
ADJUSTABLE U.S. GOVERNMENT FUND
First Clearing, LLC                   Class C              5.29
Ron D. Huston
Janice Huston
22030 E. Arbor Drive
Aurora, CO 80016-2671

FLOATING RATE DAILY ACCESS FUND
Franklin Advisers, Inc.               Class C             11.48
970 Park Place, Floor 3
San Mateo, CA 94403-1907

Franklin Advisers, Inc./1           Advisor Class          41.74
970 Park Place, Floor 3
San Mateo, CA 94403-1907

TOTAL RETURN
FTB&T TTEE For Defined                Class R              5.01
Contribution Services
Atlantic Coast Telesys Corporation
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined                Class R              8.09
Contribution Services
The P/DMT Combined Profit Sharing
Plan and Trust
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined                Class R             11.91
Contribution Services
PECO II Inc. Associates
P.O. Box 2438 Rancho Cordova, CA 95741-2438

Conservative Target Fund           Advisor Class           6.85
F/T Fund Allocator
1810 Gateway, 3rd Floor
San Mateo, CA 94404-4001

Moderate Target Fund               Advisor Class          10.90
F/T Fund Allocator
1810 Gateway, 3rd Floor
San Mateo, CA 94404-4001

Ellard Company                     Advisor Class          73.54
c/o Fiduciary Trust Company
International
P.O. Box 3199 Church Street
Station
New York, NY 10008-3199


1. Franklin Advisers, Inc. is a California corporation and is wholly owned by Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and trustees of the Trust, may be considered beneficial holders of Floating Rate Daily Access Fund shares held by Franklin Advisers, Inc. (Advisers). As principal shareholders of Resources, they may be able to control voting of Advisers' shares of Floating Rate Daily Access Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Adjustable U.S. Government Fund, no person holds beneficially or of record more than 5% of the outstanding shares of the Fund.


As of February 2, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

For Adjustable U.S. Government Fund, if you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 2.25% for Floating Rate Daily Access - Class A and Adjustable U.S. Government Funds, and 4.25% for Total Return Fund - Class A. There is no initial sales charge for Class B, Class C and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse or legal equivalent under state law, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Adjustable U.S. Government Securities Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in a Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members, consistent with our then-current policies


o  Any investor who is currently a Class Z shareholder of Franklin Mutual
   Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.

RETIREMENT PLANS. Effective January 1, 2003, (i) individual retirement accounts with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans with assets of $1 million or more, or (iii) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds (except Class C shares) other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO, are eligible to purchase Class A shares without an initial sales charge.

The following investors are eligible to buy Class R shares: (i) Employer Sponsored Retirement Plans, (ii) any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, and
(iii) investors who open a Franklin Templeton IRA Rollover.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

ADJUSTABLE U.S. GOVERNMENT FUND AND TOTAL RETURN FUND
SIZE OF PURCHASE - U.S. DOLLARS                         SALES CHARGE (%)
--------------------------------------------------------------------------------
Under $30,000                                           3.0
$30,000 but less than $100,000                          2.0
$100,000 but less than $400,000                         1.0
$400,000 or more                                        0

FLOATING RATE DAILY ACCESS FUND
SIZE OF PURCHASE - U.S. DOLLARS                         SALES CHARGE (%)
--------------------------------------------------------------------------------
Under $30,000                                           3.0
$30,000 but less than $50,000                           2.5
$50,000 but less than $100,000                          2.0
$100,000 but less than $200,000                         1.5
$200,000 but less than $400,000                         1.0
$400,000 or more                                        0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by DCS Plans and retirement plans for which an affiliate of Distributors serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.


IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS           THIS % IS DEDUCTED
AFTER BUYING THEM                       FROM YOUR PROCEEDS
                                        AS A CDSC
--------------------------------------------------------------------------------
1 Year                                  4
2 Years                                 4
3 Years                                 3
4 Years                                 3
5 Years                                 2
6 Years                                 1
7 Years                                 0


CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors


o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission


o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)


o  Participant initiated distributions from an Employer Sponsored
   Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended.

EXCHANGE PRIVILEGE For Adjustable U.S. Government Fund, if you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. For the Floating Rate Daily Access and Total Return Funds, if you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Portfolio, Floating Rate Daily Access Fund or Total Return Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Portfolio's and Funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. Each Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to a Fund at a later date. These sub-accounts may be registered either by name or number. A Fund's investment minimums apply to each sub-account. A Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Funds have the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Funds to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Funds be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Funds the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Funds may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U. S. or state government as directed.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund and the Portfolio value cash and receivables at their realizable amounts, and record interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund and the Portfolio value those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund and the Portfolio value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, Portfolio and the Funds value them according to the broadest and most representative market as determined by the manager.

The Floating Rate Daily Access and Total Return Funds value portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Floating Rate Daily Access and Total Return Funds determine the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31:


                                                            AMOUNT
                                                          RECEIVED IN
                                                          CONNECTION
                                           AMOUNT            WITH
                                TOTAL     RETAINED        REDEMPTIONS
                             COMMISSIONS     BY               AND
                              RECEIVED    DISTRIBUTORS    REPURCHASES
                                 ($)         ($)              ($)
--------------------------------------------------------------------------------
2003
Adjustable U.S.
 Government Fund               1,478,226   169,329         99,024
Floating Rate Daily Access     420,942     40,481         145,945
Fund
Total Return Fund              909,646     101,132         23,447

2002
Adjustable U.S.
 Government Fund               1,249,335   170,541         33,317
Floating Rate Daily Access     359,651      20,595        197,623
Fund
Total Return Fund              553,716      36,613          4,265

2001
Adjustable U.S.
 Government Fund               245,840      33,856         4,353
Floating Rate Daily Access     156,680      18,315        17,553
Fund
Total Return Fund              633,336      42,168         4,496


Distributors may be entitled to payments from a Fund under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for the Floating Rate Daily Access Fund's Class A, B, and C shares, Total Return Fund's Class A, B, C and R shares and Adjustable U.S. Government Fund's Class A shares. Although the plans differ in some ways for each class, each plan is designed to benefit each Fund and its shareholders. Each plan is expected to, among other things, increase advertising of each Fund, encourage sales of each Fund and service to its shareholders, and increase or maintain assets of each Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing each Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, each Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund or class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

Beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. The Total Return Fund may pay up to 0.25% per year of Class A's average daily net assets. The Adjustable U.S. Government Fund may pay up to 0.25% per year of the Fund's average daily net assets. The plan is a reimbursement plan. It allows each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. A Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses of the Adjustable U.S. Government Fund from one year may not be carried over to or reimbursed in later years.


For the fiscal year ended October 31, 2003, the amounts paid by the Adjustable U.S. Government and Total Return Funds pursuant to the plan were:

                                    ADJUSTABLE
                                       U.S.          TOTAL
                                    GOVERNMENT      RETURN
                                      FUND            FUND
                                       ($)             ($)
-------------------------------------------------------------------------------
Advertising                            41,944      5,764
Printing and mailing
prospectuses                              811        484
  other than to current
shareholders
Payments to underwriters               32,630      4,257
Payments to broker-dealers          1,422,255    292,941
Other                                  90,372      7,317
                                  -----------------------
Total                               1,588,012    310,763
                                  =======================


The Floating Rate Daily Access Fund's pays Distributors up to 0.25% per year of Class A's average daily net assets. The plan is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.


Under the Class A plan, the amounts paid by the Floating Rate Daily Access Fund pursuant to the plan for the fiscal year ended October 31, 2003, were:

                                      ($)
----------------------------------------------
Advertising                            44,850
Printing and mailing
prospectuses                            1,259
  other than to current
shareholders
Payments to underwriters               40,477
Payments to broker-dealers            153,527
Other                                  57,467
                                  ------------
                                  ------------
Total                                 297,580
                                  ------------


THE CLASS B, C, AND R PLANS. The Total Return Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Floating Rate Daily Access Fund pays Distributors up to 1.00% per year of the Class B's average daily net assets, out of which 0.25% may be paid for service fees, and up to 0.65% per year of Class C's average daily net assets, out of which 0.15% may be paid for service fees. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C, and R plans are compensation plans. They allow a Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Floating Rate Daily Access and Total Return Funds pursuant to the plan for the fiscal year ended October 31, 2003, were:

                                   FLOATING      TOTAL
                                  RATE DAILY     RETURN
                                    ACCESS       FUND
                                    FUND ($)     ($)
---------------------------------------------------------
Advertising                             5,610        809
Printing and mailing
prospectuses                              434         59
  other than to current
shareholders
Payments to underwriters                3,623        775
Payments to broker-dealers            372,989     59,190
Other                                   7,434      1,351
                                  -----------------------
Total                                 390,090     62,184
                                  -----------------------



Under the Class C plan, the amounts paid by the Adjustable U.S. Government, Floating Rate Daily Access and Total Return Funds pursuant to the plan for the fiscal year ended October 31, 2003, were:

                                               FLOATING
                                   ADJUSTABLE  RATE          TOTAL
                                    U.S.       DAILY         RETURN
                                  GOVERNMENT   ACCESS        FUND
                                    FUND ($)   FUND ($)      ($)
--------------------------------------------------------------------
Advertising                                 0     45,649        991
Printing and mailing
prospectuses                                0      1,356         67
  other than to current
shareholders
Payments to underwriters                    0     20,003      1,163
Payments to broker-dealers             15,007    651,941     65,849
Other                                       0     34,066      1,815
                                  ----------------------------------
Total                                  15,007    753,015     69,885
                                  ----------------------------------

Under the Class R plan, the amounts paid by the Total Return Fund pursuant to the plan for the fiscal year ended October 31, 2003, were:

                                      ($)
----------------------------------------------
Advertising                             2,369
Printing and mailing
prospectuses                               87
  other than to current
shareholders
Payments to underwriters                2,450
Payments to broker-dealers             18,526
Other                                   3,762
                                  ------------
Total                                  27,194
                                  ------------


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Effective January 1, 2002, the Total Return Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended October 31, 2003, were:


CLASS A            1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
--------------------------------------------------------------------------------
Adjustable U.S.
  Government Fund    -1.31       3.91         4.21


                                             SINCE INCEPTION
                                 1 YEAR (%)  (5/1/01) (%)
Floating Rate
Daily Access Fund                5.26         3.82

                                             SINCE INCEPTION
                          1 YEAR (%) 5 YEARS (%) (8/3/98) (%)
Total Return Fund          4.27        5.20         5.75


CLASS B                                      SINCE INCEPTION
                              1 YEAR (%)  (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate
Daily Access Fund                2.92         2.93


                                             SINCE INCEPTION
                               1 YEAR (%)    (8/3/98) (%)
Total Return Fund                4.44         5.18


CLASS C                                      SINCE INCEPTION
                               1 YEAR (%)    (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate
Daily Access Fund                6.21         4.39

                                              SINCE INCEPTION
                                1 YEAR (%)    (8/3/98) (%)
Total Return Fund                6.38         6.82

CLASS R                                        SINCE INCEPTION
                       1 YEAR (%)  5 YEARS (%) (8/3/98)(%)
--------------------------------------------------------------------------------
Total Return Fund                7.61         5.84         6.35


The following SEC formula was used to calculate these figures:

P(1+T)  = ERV
      n
where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS.

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended October 31, 2003, were:

CLASS A            1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
--------------------------------------------------------------------------------
Adjustable U.S.
  Government Fund
                     -2.49       2.02         2.19

                                             SINCE INCEPTION
                             1 YEAR (%)      (5/1/01) (%)
Floating Rate
Daily Access Fund                3.80         2.06

                                             SINCE INCEPTION
                     1 YEAR (%) 5 YEARS (%)  (8/3/98) (%)
Total Return Fund    2.37        2.58         3.21

CLASS B                                      SINCE INCEPTION
                             1 YEAR (%)      (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate
Daily Access Fund                1.70         1.38

                                             SINCE INCEPTION
                               1 YEAR (%)    (8/3/98) (%)
Total Return Fund                2.62         3.13

CLASS C                                      SINCE INCEPTION
                               1 YEAR (%)    (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate
Daily Access Fund                4.88         2.76

                                              SINCE INCEPTION
                                 1 YEAR (%)   (8/3/98) (%)
Total Return Fund                4.56         4.79

CLASS R                                       SINCE INCEPTION
                      1 YEAR (%) 5 YEARS (%)  (8/3/98) (%)
--------------------------------------------------------------------------------
Total Return Fund     5.72        3.24         3.83


The following SEC formula was used to calculate these figures:

P(1+T)  = ATV
      n      D
where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV = ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES.

Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended October 31, 2003, were:


CLASS A            1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
--------------------------------------------------------------------------------
Adjustable U.S.
  Government Fund    -0.88       2.15         2.30

                                            SINCE INCEPTION
                                 1 YEAR (%) (5/1/01) (%)
Floating Rate
Daily Access Fund                3.36         2.17

                                            SINCE INCEPTION
                     1 YEAR (%) 5 YEARS (%) (8/3/98) (%)
Total Return Fund    2.71        2.76         3.28

CLASS B                                     SINCE INCEPTION
                                1 YEAR (%)  (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate
Daily Access Fund                1.86         1.54


                                            SINCE INCEPTION
                                 1 YEAR (%) (8/3/98) (%)
Total Return Fund                2.83         3.16

CLASS C                                     SINCE INCEPTION
                                 1 YEAR (%) (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate
Daily Access Fund                3.99         2.73

                                            SINCE INCEPTION
                                 1 YEAR (%) (8/3/98) (%)
Total Return Fund                4.08         4.57

CLASS R                                     SINCE INCEPTION
                   1 YEAR (%)  5 YEARS (%)  (8/3/98)(%)
--------------------------------------------------------------------------------
Total Return Fund    4.88        3.33         3.82


The following SEC formula was used to calculate these figures:

P(1+T)  = ATV
      n      DR
where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV=  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2003, were:


CLASS A            1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
--------------------------------------------------------------------------------
Adjustable U.S.
  Government Fund    -1.31      21.14         51.05


                                             SINCE INCEPTION
                                 1 YEAR (%)  (5/1/01) (%)
Floating Rate
Daily Access Fund                5.26         9.83


                                             SINCE INCEPTION
                     1 YEAR (%) 5 YEARS (%)  (8/3/98) (%)
Total Return Fund    4.27       28.88         34.15

CLASS B                                      SINCE INCEPTION
                                  1 YEAR (%) (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate
Daily Access Fund                2.92         7.50

                                             SINCE INCEPTION
                                 1 YEAR (%)  (8/3/98) (%)
Total Return Fund                4.44         8.79

CLASS C                                      SINCE INCEPTION
                                 1 YEAR (%)  (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate
Daily Access Fund                6.21         11.34


                                             SINCE INCEPTION
                                 1 YEAR (%)  (8/3/98) (%)
Total Return Fund                6.38         11.64


CLASS R                                      SINCE INCEPTION
                     1 YEAR (%) 5 YEARS (%)  (8/3/98) (%)
--------------------------------------------------------------------------------
Total Return Fund    7.61       32.80         38.09


CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yields for the 30-day period ended October 31, 2003, were:



CLASS A                          YIELD (%)
---------------------------------------------
Adjustable U.S. Government Fund     2.80
Floating Rate Daily Access Fund     3.03
Total Return Fund                   3.28

CLASS B
---------------------------------------------
Floating Rate Daily Access Fund     2.38
Total Return Fund                   3.04

CLASS C
---------------------------------------------
Adjustable U.S. Government Fund     2.47
Floating Rate Daily Access Fund     2.70
Total Return Fund                   3.02

CLASS R
---------------------------------------------
Total Return Fund                   3.19



The following SEC formula was used to calculate these figures:
                                   6
               Yield = 2 [(A-B + 1) - 1]
                           cd

where:


a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing for Floating Rate Daily Access and Total Return Funds and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended October 31, 2003, were:


                                  DISTRIBUTION
CLASS A                          RATE (%)
---------------------------------------------
Adjustable U.S. Government Fund     2.70
Floating Rate Daily Access Fund     2.96
Total Return Fund                   4.91


CLASS B
---------------------------------------------
Floating Rate Daily Access Fund     2.32
Total Return Fund                   4.74

CLASS C
---------------------------------------------
Adjustable U.S. Government Fund     2.33
Floating Rate Daily Access Fund     2.56
Total Return Fund                   4.68

CLASS R
---------------------------------------------
Total Return Fund                   4.87


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

Adjustable U.S. Government Fund:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is the broadest measure of the entire U.S. stock market.


o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o  Historical data supplied by the research departments of Credit Suisse
   First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

Floating Rate Daily Access Fund:

o LIBOR - The London Interbank Offered Rate - the interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans.

o Federal Funds Rate - the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.

o Discount Rate - the interest rate charged by the Federal Reserve to member banks for loans, using government securities or eligible paper as collateral. This number provides a floor for interest rates since banks set their loan rates at a notch above the discount rate.

o  The Goldman Sachs/Loan Pricing Corporation Liquid Leveraged Loan Index
   - a performance benchmark for the leveraged loan market. The index is a liquid issues index, designed to measure the performance of a diversified portfolio of the most actively traded issues in the performing loan sectors of the leveraged loan market.

o The Banc of America Securities Leveraged Loan Index - measures the total return and volatility of syndicated loans. The index captures a broad cross section of the leveraged loan market. The index includes syndicated loans issued by either below-investment grade or non-rated companies of at least $100 million that are actively traded on the secondary market.

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).


o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o  Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Fixed
   Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY MAGAZINES - provide performance statistics over specified time periods.


o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o  Historical data supplied by the research departments of Credit Suisse
   First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


o CSFB Leveraged Loan Index - designed to mirror the investible universe of the U.S. denominated leveraged loan market.

Total Return Fund:


o Citigroup Broad Investment Grade Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Lehman Brothers U.S. Universal Index is a composite index consisting of the Lehman U.S. Aggregate Index, the 144A Index, the Eurodollar Index, Non-ERISA CMBS Index, High Yield CMBS Index, U.S. High Yield Corporate Index and the dollar-denominated Emerging Markets Index.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o  Historical data supplied by the research departments of Credit Suisse
   First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o  Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Fixed
   Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

Adjustable U.S. Government Fund was the first investment company in the U.S. to invest primarily in mortgage-backed securities based upon adjustable rate mortgage obligations.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $336 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 114 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.










MARCH 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  ADVISOR CLASS

Franklin Floating Rate Daily Access Fund
Franklin Total Return Fund

FRANKLIN INVESTORS SECURITIES TRUST






















[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]



CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


 2 Franklin Floating Rate Daily Access Fund

16 Franklin Total Return Fund

31 Distributions and Taxes


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

33 Qualified Investors

36 Buying Shares

38 Investor Services

41 Selling Shares

44 Exchanging Shares

49 Account Policies

52 Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover






FRANKLIN FLOATING RATE DAILY ACCESS FUND

GOALS AND STRATEGIES

GOALS The Fund's primary investment goal is to provide a high level of current income. A secondary goal is preservation of capital.

MAIN INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Shareholders will be given 60 days' advance notice of any change to this 80% policy. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

Floating interest rate loans and securities are generally credit rated less than investment grade and may be subject to restrictions on resale. The Fund will invest primarily in corporate loans and corporate debt securities that are rated B or higher by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by the Fund's manager. The Fund may invest a substantial portion of its total assets in corporate loans and corporate debt securities that are rated below B by an NRSRO or, if unrated, determined to be of comparable quality by the manager.

The Fund's floating rate investments will, in most instances, hold the most senior position in the capitalization structure of the corporation and be secured by specific collateral. Such senior position means that, in case the corporation becomes insolvent, the lenders or securityholders in a senior position like the Fund will be paid before other creditors of the corporation from the assets of the corporation. When a corporation pledges specific collateral, it has agreed to deliver, or has actually delivered, to the lenders or securityholders assets it owns that will legally become the property of the lenders or securityholders in case the corporation defaults in paying interest or principal.

OTHER INVESTMENTS In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in certain other types of debt obligations or securities including cash, cash equivalents or other high quality short-term investments, such as money market securities and repurchase agreements, for cashflow management purposes. The Fund also may invest in other secured or unsecured corporate loans and corporate debt securities, and fixed rate obligations of U.S. companies.

The Fund currently limits its investments in securities of non-U.S. entities to no more than 25% of its total assets. The Fund will invest only in loans or securities that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars.

PORTFOLIO SELECTION The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligation. The manager performs its own independent credit analysis of each borrower, and of the collateral structure securing each Fund investment. The manager generally will determine the value of the collateral backing a Fund investment by customary valuation techniques that it considers appropriate, including reference to financial statements, independent appraisal, or obtaining the market value of collateral (e.g., cash or securities), if it is readily ascertainable. The manager also will consider the nature of the industry in which the borrower operates, the nature of the borrower's assets, and the general quality and creditworthiness of the borrower. The manager evaluates the credit quality of the Fund's investments on an ongoing basis.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. The Fund does not currently intend to invest more than 10% of its total assets in the obligations of any single borrower. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares than if the Fund was more widely diversified. The Fund, however, intends to meet certain tax diversification requirements.

INDUSTRY CONCENTRATION The Fund has no current intention of investing more than 20% of its total assets in the obligations of borrowers in any single industry. The Fund will invest more than 25% (and may invest up to 100%) of its total assets in the obligations or securities of the following industry groups: commercial banks, thrift institutions, insurance companies and finance companies. The Fund may invest at these levels because the Fund regards the issuer of a corporate loan to include both the borrower involved in a corporate loan and the agent bank that administers the corporate loan. In addition, it also includes as issuers any intermediate participants interpositioned between the lender and the Fund with respect to a participation interest.

MAIN RISKS

NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL PAYMENTS The Fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. Lower-quality loans and debt securities (those of less than investment-grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the Fund's shares also will decline.

The Fund may invest up to 100% of its portfolio in corporate loans or corporate debt securities, which may be high yield, high risk, debt securities that are rated less than investment grade, or, if unrated, are determined to be of comparable quality to below investment grade rated debt. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by Standard & Poor's Ratings Group or Moody's Investors Service are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.


The senior secured corporate loans and corporate debt securities in which the Fund generally invests are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them.


A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.

IMPAIRMENT OF COLLATERAL The terms of the senior secured corporate loans and corporate debt securities in which the Fund typically invests require that collateral be maintained at a value at least equal to 100% of the amount of such loan or debt security. However, the value of the collateral may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.

In the event that a borrower defaults, the Fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Fund might not receive payments to which it is entitled.

ILLIQUIDITY OF FUND INVESTMENTS Some of the corporate loans and corporate debt securities in which the Fund may invest will be considered to be illiquid. The Fund may invest no more than 15% of its total assets in illiquid securities.

In addition, a majority of the Fund's assets are likely to be invested in securities that are considerably less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. In the event that the Fund voluntarily or involuntarily liquidates these assets, it may not get the full value of the assets.

INTEREST RATE CHANGES Changes in interest rates in the national and international markets generally affect the market value of fixed-income securities and debt obligations. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

PREPAYMENTS Most floating rate loans and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

LEVERAGE AND BORROWINGS Subject to certain limits, the Fund is authorized to borrow money and has arranged a credit facility with a bank, which permits it to borrow money to handle unusually high requests to redeem shares of the Fund. The Fund will only borrow money under this facility for temporary, extraordinary or emergency purposes. Interest payments and fees paid by the Fund on any borrowings will reduce the amount of income it has available to pay as dividends to the Fund's shareholders.


HIGHLY LEVERAGED TRANSACTIONS A significant portion of the Fund's assets will be invested in corporate loans and corporate debt securities issued as part of capital restructurings. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, provided that such senior obligations are determined by the Fund's manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involved a greater risk of default by the borrower.

FOREIGN EXPOSURE The Fund may invest in corporate loans and corporate debt securities which are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments involve additional risks that can increase the potential for losses in the Fund. These include country risks (due to general securities market movements in any country where the Fund has investments); company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants); and currency risk (due to currency exposure on any non-dollar denominated loans or debt securities the Fund may hold).


MORE INFORMATION ON INVESTMENT PRACTICES, POLICIES AND RISKS

DESCRIPTION OF FLOATING INTEREST RATE INVESTMENTS The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate plus a specified margin. The base lending rates generally are the London Inter-Bank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year.


Certain of the Fund's floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's share price as a result of changes in interest rates. The Fund may attempt to limit the exposure of its fixed rate investments against fluctuations in interest rates by entering into interest rate swaps or other derivative transactions. Fixed rate corporate loans and debt securities that are converted from fixed rate investments to floating rate investments through interest rate swaps or other derivative transactions will be considered to be "floating interest rate corporate loans and corporate debt securities" for purposes of the Fund's policy of normally investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. The Fund also will attempt to maintain an investment portfolio that will have a dollar weighted average period to the next interest rate adjustment of no more than 120 days.


Some of the Fund's floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances. Upon conversion of any such corporate loans or corporate debt securities to fixed rate instruments, the Fund's manager will rebalance the Fund's investments to meet the 80% level described above, as promptly as is reasonable.

MATURITIES The Fund has no restrictions on portfolio maturity. The Fund anticipates, however, that a majority of its investments will have stated maturities ranging from three to ten years. This means that the borrower is required to fully repay the obligation within that time period. The Fund also anticipates that its investments will have an expected average life of three to five years. The expected average life of most floating rate investments is less than their stated maturities because the borrowers may choose to pay off such obligations early. Such obligations usually permit the borrower to elect to prepay. Also, prepayment is likely because such corporate obligations generally provide that the lenders will have priority in prepayment in case of sales of assets of the borrowers.

CERTAIN INVESTMENT PRACTICES The Fund may use various investment practices that involve special considerations, including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase agreements. In addition, the Fund has the authority to engage in interest rate swaps and other hedging and risk management transactions.

TEMPORARY INVESTMENTS When the Fund's manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market securities and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

PORTFOLIO TURNOVER The Fund's annual portfolio turnover rate is not expected to exceed 100%. The rate may vary greatly from year to year and will not be a limiting factor when the manager deems portfolio changes appropriate.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).



[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past two calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

2.22%  6.95%
 02    03

YEAR

Best Quarter:                             Q2 '03      2.44%
Worst Quarter:                            Q3 '02     -1.55%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                                 SINCE
                                                INCEPTION
                                       1 YEAR   (5/1/01)
----------------------------------------------------------
Franklin Floating Rate Daily Access
Fund - Advisor Class/2
Return Before Taxes                    6.95%      5.05%
Return After Taxes on Distributions    5.47%      3.21%
Return After Taxes on Distributions
and Sale of Fund Shares                4.49%      3.17%
CSFB Leveraged Loan Index/2            11.01%     5.00%
(index reflects no deduction for
fees, expenses, or taxes)


1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal. The unmanaged CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)1

                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees/1                              0.45%
Distribution and service (12b-1) fees          None
Other expenses                                 0.39%
                                              ----------------------
Total annual Fund operating expenses           0.84%
                                              ----------------------
Management fee reduction/1                     -0.04%
                                              ----------------------
Net annual Fund operating expenses/1           0.80%
                                              ----------------------


1. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $82      $255      $444     $990

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $336 billion in assets.


The team responsible for the Fund's management is:


RICHARD S. HSU CFA, Vice president of Advisers
Mr. Hsu has been a manager or analyst of the Fund since inception. He joined Franklin Templeton Investments in 1996.

MADELINE LAM, Vice President of Advisers
Ms. Lam has been a manager or analyst of the Fund since inception. She joined Franklin Templeton Investments in 1998.

MATTHEW GREGORY CFA, Portfolio Manager of Advisers
Mr. Gregory has been a manager or analyst of the Fund since inception. He joined Franklin Templeton Investments in 1996.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2003, management fees, before any reduction, were 0.45% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.41% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                         YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------
                                2003     2002        2001/1
PER SHARE DATA ($)
Net asset value,
beginning of year               9.70        9.95        10.00
                            ----------------------------------------
   Net investment income         .41         .46          .30
   Net realized and
   unrealized                    .34        (.24)        (.05)
   gains(losses)            ----------------------------------------

Total from investment
operations                       .75         .22          .26
                            ----------------------------------------
Less distributions from
net investment income           (.41)       (.47)        (.31)
                            ----------------------------------------
Net asset value, end of        10.04        9.70         9.95
year                        ----------------------------------------

Total return (%)/2              7.92        2.21         2.58
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                       7,602        5,874        6,439
Ratios to average net
assets: (%)
   Expenses                      .80         .87         1.00/3
   Net investment income        4.08        4.58         5.92/3
Portfolio turnover rate        85.54       76.17        37.08
(%)/4


1. For the period May 1, 2001 (effective date) to October 31, 2001.
2. Total return is not annualized.
3. Annualized.

4. Represents the Portfolio's rate of turnover.


FRANKLIN TOTAL RETURN FUND

GOALS AND STRATEGIES

GOALS The Fund's principal investment goal is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 85% of its assets in investment grade debt securities and financial futures contracts, or options on such contracts, on U.S. Treasury securities. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The mortgage securities purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

[Begin callout]
The Fund invests primarily in investment grade debt securities from various market sectors that include government and corporate debt securities, mortgage and asset-backed securities, and financial futures contracts on U.S Treasury securities.
[End callout]

Mortgage-backed securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS).


Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Other Fund investments in U.S. government securities may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. ALTHOUGH U.S. GOVERNMENT-SPONSORED ENTITIES MAY BE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE U.S. GOVERNMENT. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.


Asset-backed securities are securities backed by loans, leases, and other receivables.


Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's) are considered "investment grade." The Fund generally invests in investment grade securities or in unrated securities the Fund's manager determines are comparable. The Fund may invest up to 15% of total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P or Moody's, which may include defaulted securities. The Fund's focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund's capital.


In order to effectively manage cash flows in or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market.


The Fund also may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that have floating interest rates. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.


In choosing investments, the Fund's manager selects securities in various market sectors based on the manager's assessment of changing economic, market, industry and issuer conditions. The manager uses a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. The manager evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.


The Fund may invest up to 20% of its total assets in foreign securities and up to 10% of its total assets in non-U.S. dollar denominated securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, high grade commercial paper, repurchase agreements, money market securities and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.


MAIN RISKS

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. Increases in interest rates may also have a negative effect on the types of companies in which the Fund invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

[Begin callout]
Changes in interest rates affect the prices of the Fund's debt securities. If rates rise, the value of all the Fund's debt securities will fall and so too will the Fund's share price. This means you could lose money.
[End callout]

DERIVATIVE SECURITIES Futures and options contracts are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. Some derivatives are particularly sensitive to changes in interest rates.

CREDIT An issuer of securities, or the borrower on an underlying mortgage or debt obligation, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

FLOATING RATE CORPORATE LOANS The Fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the Fund's shares also will decline. Floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past five calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-0.74%  10.80%  7.10%     8.47%   8.16%
  99     00      01        02      03
           YEAR

Best Quarter:                             Q4 '00      3.81%
Worst Quarter:                            Q2 '99     -1.32%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003
                                                           SINCE
                                                          INCEPTION
                                       1 YEAR    5 YEARS  (8/3/98)
--------------------------------------------------------------------
Franklin Total Return Fund -
Advisor Class/1
Return Before Taxes                    8.16%      6.68%     7.11%
Return After Taxes on Distributions    6.16%      4.01%     4.46%
Return After Taxes on Distributions
and Sale of Fund Shares                5.26%      4.00%     4.39%
Lehman Bros. U.S. Universal Index/2    5.82%      6.88%     6.95%
(index reflects no deduction for
fees, expenses, or taxes)


1. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman Brothers U.S. Aggregate Index, as well as high yield corporate bonds' and dollar-denominated Eurobonds and emerging market debt. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 ADVISOR CLASS
------------------------------------------------------------------
Maximum sales charge (load) imposed on               None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees/1                              0.42%
Distribution and service (12b-1) fees          None
Other expenses                                 0.36%
                                              ----------------------
Total annual Fund operating expenses/1         0.78%
                                              ----------------------
Management fee reduction/1                     -0.01%
                                              ----------------------
Net annual Fund operating expenses/1           0.77%
                                              ======================

1. For the fiscal year ended October 31, 2003, the manager and administrator had agreed in advance to limit their fees and assume as their expenses certain expenses otherwise payable by the Fund so that total annual Fund operating expenses do not exceed 0.43%. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions management fees were 0.27% and net annual Fund operating expenses were 0.43%, for the fiscal year ended October 31, 2003. Beginning March 1, 2004, the manager and administrator have agreed in advance to limit their fees and assume as their expenses certain expenses otherwise payable by the Fund so that annualized total annual Fund operating expenses do not exceed 0.60%. After October 31, 2004, the manager and administrator may end this arrangement at any time. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $79      $246      $428     $954

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $336 billion in assets.


The team responsible for the Fund's management is:

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1991.

CHRISTOPHER J. MOLUMPHY CFA, Executive Vice President of Advisers Mr. Molumphy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1988.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2003, management fees, before any advance waiver and reduction, were 0.42% of the Fund's average net assets. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.27% of its average net assets to the manager for its services. Beginning March 1, 2004, the advance waiver of management fees mentioned above will end. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.



FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                  YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------
                                2003      2002      2001     2000      1999
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                9.73     9.96     9.52      9.62     10.38
                            -------------------------------------------------
  Net investment income           .42      .511     .63/1,2   .71/1     .66/1
  Net realized and
unrealized                        .47     (.17)     .50/2     .01      (.71)
  gains (losses)            -------------------------------------------------

Total from investment
operations                        .89      .34     1.13       .72      (.05)
                            -------------------------------------------------

  Less distributions from
  net                            (.55)    (.57)    (.69)     (.82)     (.66)
  investment income
  Distributions from net
  realized gains                  -         -        -        -        (.05)
                             -------------------------------------------------
Total distributions              (.55)    (.57)    (.69)     (.82)     (.71)
                            -------------------------------------------------
Net asset value, end of         10.07     9.73     9.96      9.52      9.62
year                        -------------------------------------------------
Total return (%)/3               9.15     3.61    12.24      7.87      (.46)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   133,432   134,285   23,324    13,173    12,099
Ratios to average net
assets: (%)
  Expenses                        .43      .43      .25       .25       .25
  Expenses excluding
  waiver and payments by          .77      .72      .74       .92       .93
  affiliate
  Net investment income          4.13     5.27     6.50      7.53      6.57
Portfolio turnover rate        195.15   135.63   181.85    342.21    282.10
(%)/4
Portfolio turnover rate
excluding mortgage dollar
rolls(%)/4                     110.73    95.02    94.04     39.64     96.38

1. Based on average shares outstanding.
2. Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net Investment income per share.................. $(.006) Net realized and unrealized gains per share.................. .006 Ratio of net investment income to average net assets .................. (.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
3. Total return is not annualized.
4. Represents the Portfolio's rate of turnover.

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. Neither Fund pays "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A small portion of the income dividends paid to you may be qualified dividends eligible for taxation by individuals at long-term capital gain rates, so long as you meet certain holding period requirements.

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in either Fund.

YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Funds.

o Registered investment advisors on behalf of their clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum investments: $1,000 initial and $50 additional.

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.


o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.


o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial or additional minimums.


o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Funds generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Funds' Advisor Class shares.

BUYING SHARES


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 38). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------
THROUGH YOUR        Contact your           Contact your investment
INVESTMENT          investment             representative
REPRESENTATIVE      representative
---------------------------------------------------------------------
                    If you have another    Before requesting a
BY PHONE/ONLINE     Franklin Templeton     telephone or online
                    fund account with      purchase into an
(Up to $100,000     your bank account      existing account, please
per shareholder     information on file,   make sure we have your
per day)            you may open a new     bank account information
                    account by phone. At   on file. If we do not
1-800/632-2301      this time, a new       have this information,
                    account may not be     you will need to send
franklintempleton   opened online.         written instructions
com                                        with your bank's name
NOTE:  CERTAIN      To make a same day     and address, a voided
ACCOUNT TYPES ARE   investment, your       check or savings account
NOT AVAILABLE FOR   phone order must be    deposit slip, and a
ONLINE ACCOUNT      received and accepted  signature guarantee if
ACCESS              by us by 1:00 p.m.     the bank and Fund
                    Pacific time or the    accounts do not have at
                    close of the New York  least one common owner.
                    Stock Exchange,        If you have online
                    whichever is earlier.  access, you will be able
                                           to add or change bank account
                                           information that we can use to
                                           process additional purchases into
                                           your Franklin Templeton account.

                                           To make a same day investment, your
                                           phone or online order must be
                                           received and accepted by us by 1:00
                                           p.m. Pacific time or the close of the
                                           New York Stock Exchange, whichever is
                                           earlier.
---------------------------------------------------------------------
                    Make your check        Make your check payable
BY MAIL             payable to the Fund.   to the Fund. Include
                                           your account number on
                    Mail the check and     the check.
                    your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not have a slip,
                                           include a note with your name, the
                                           Fund name, and your account number.

                                           Mail the check and deposit slip or
                                           note to Investor Services.
---------------------------------------------------------------------


                    Call to receive a      Call to receive a wire
                    wire control number    control number and wire
                    and wire               instructions.
                    instructions.
BY WIRE                                    To make a same day wire
                    Wire the funds and     investment, the wired
1-800/632-2301      mail your signed       funds must be received
(or 1-650/312-2000  application to         and accepted by us by
collect)            Investor Services.     1:00 p.m. Pacific time
                    Please include the     or the close of the New
                    wire control number    York Stock Exchange,
                    or your new account    whichever is earlier.
                    number on the
                    application.

                    To make a same day
                    wire investment, the
                    wired funds must be
                    received and accepted
                    by us by 1:00 p.m.
                    Pacific time or the
                    close of the New York
                    Stock Exchange,
                    whichever is earlier.
---------------------------------------------------------------------
                    Call Shareholder       Call Shareholder
                    Services at            Services at
BY EXCHANGE         1-800/632-2301, or     1-800/632-2301, or send
                    send signed written    signed written
                    instructions.   You    instructions. You also
franklintempleton.  also may place an      may place an online
com                 online exchange        exchange order.
                    order. The automated
                    telephone system       (Please see page 44 for
                    cannot be used to      information on
                    open a new account.    exchanges.)

                    (Please see page 44
                    for information on
                    exchanges.)

---------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040
Retirement Services       1-800/527-2020


DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and each Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect each Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
-------------------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------
THROUGH YOUR        Contact your investment
INVESTMENT          representative
REPRESENTATIVE
-------------------------------------------------------------------------------
                    Send written instructions and
BY MAIL             endorsed share certificates (if you
                    hold share certificates) to Investor
                    Services. Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the name(s)
                    and address on the account, or otherwise
                    according to your written instructions.
-------------------------------------------------------------------------------
BY PHONE/ONLINE     As long as your transaction is for
                    $100,000 or less, you do not hold
1-800/632-2301      share certificates and you have not
                    changed your address by phone or
franklintempleton.  online within the last 15 days, you
com                 can sell your shares by phone or
                    online.

                    A check will be mailed to the name(s) and
                    address on the account. Written instructions,
                    with a signature guarantee, are required
                    to send the check to another address or to
                    make it payable to another person.
-------------------------------------------------------------------------------


                    You can call, write, or visit us
BY ELECTRONIC FUNDS online to have redemption proceeds
TRANSFER (ACH)      sent to a bank account. See the
                    policies at left for selling shares
                    by mail, phone, or online.

                    Before requesting to have redemption
                    proceeds sent to a bank account,
                    please make sure we have your bank
                    account information on file. If we
                    do not have this information, you
                    will need to provide the banking
                    instructions online or send written
                    instructions with your bank's name,
                    a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                    If we receive your request in proper form by
                    1:00 p.m. Pacific time, proceeds sent by ACH
                    generally will be available within two to
                    three business days.
-------------------------------------------------------------------------------

                    Obtain a current prospectus for the
BY EXCHANGE         fund you are
considering.
                    Prospectuses are available online at
                    franklintempleton.com.

                    Call Shareholder Services at the
                    number below or send signed written
                    instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                    If you hold share certificates, you
                    will need to return them to the Fund
                    before your exchange can be processed.

-------------------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM



EXCHANGING SHARES


EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

EXCHANGE LIMIT GUIDELINES. This exchange privilege is not intended to facilitate short-term or other excessive trading. In furtherance of this policy, generally, you may make up to four (4) exchanges out of each Fund during any calendar year. Accounts under common ownership or control may be counted together for purposes of the exchange limit guidelines. Regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans or similar arrangements will not be counted for purposes of the exchange limit guidelines. THE FUND, IN ITS SOLE DISCRETION, MAY DETERMINE THAT YOUR TRADING ACTIVITY IS MARKET TIMING TRADING, REGARDLESS OF WHETHER OR NOT YOU EXCEED SUCH GUIDELINES, AND THEREFORE LIMIT YOUR EXCHANGE PRIVILEGE AS DESCRIBED IN THE "EXCHANGE PRIVILEGE" AND "MARKET TIMING TRADING POLICY" SECTIONS.

EXCHANGE TRANSACTIONS. The Funds at all times reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, each Fund may refuse exchange purchases by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the Fund would otherwise potentially be adversely affected. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving shares of the Fund, the rejected exchange request may also involve another fund. Of course, you may generally redeem shares of the Fund at any time.

INVESTOR EXCHANGE PRIVILEGE CHANGES. Each Fund may suspend or may permanently terminate the exchange privilege, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed the Fund's exchange limit guidelines.

INTERMEDIARY PURCHASES. Different restrictions may apply if you invest through an intermediary. While each Fund will work with financial intermediaries, such as broker-dealers, banks, investment advisers, record-keepers, or other third parties, to apply the Fund's exchange limit guidelines, currently the Fund is limited in its ability to monitor the trading activity or enforce the Fund's exchange limit guidelines in such accounts. For more information, see the "Market Timing Trading Policy" section.

RETIREMENT PLANS. A different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

FUND EXCHANGE PRIVILEGE CHANGES. Each Fund may terminate or modify (temporarily or permanently) the exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds, the stricter policy will apply to the exchange transaction. Other Franklin Templeton funds may have different exchange restrictions, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

MARKET TIMING TRADING POLICY

MARKET TIMING RESTRICTIONS. Short-term or excessive trading, often referred to as "market timing," is discouraged. The Funds will take steps to seek to detect and deter market timing pursuant to the Funds' policies as described in the prospectus and approved by the Board of Trustees.

MARKET TIMING CONSEQUENCES. Each Fund may suspend or may permanently terminate the exchange privilege, or limit the amount, number, frequency, or methods of requesting exchange transactions, if you exceed or seek to exceed the Fund's exchange limit guidelines (defined under the "Exchange Privilege" section). The Fund may also bar your future purchases into the Fund and any of the other Franklin Templeton funds. Moreover, the Fund in its sole discretion, may determine that your trading activity is market timing trading, regardless of whether or not you exceed such guidelines, and limit your exchange privilege as described in the "Exchange Privilege" and in the "Market Timing Trading Policy" sections. In addition, the Fund may restrict, reject or cancel any purchase of Fund shares, including the purchase side of an exchange, without notice, for no reason or any reason.

For example, each Fund may refuse a purchase, including an exchange purchase, by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the manager believes such purchase may represent market timing activity involving the Fund alone or involving the Fund together with one or more other mutual funds, or (4) the Fund would otherwise potentially be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. For these purposes, the Fund may consider, among other factors, the period of time between your last purchase (including exchange purchase) of the Fund's shares and the date of the current redemption (including exchange redemption) and your trading history in the Fund, in other Franklin Templeton funds, in other non-Franklin Templeton mutual funds or in accounts under common control or ownership.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, market timing may disrupt portfolio management strategies, increase brokerage, administrative and other expenses, and impact fund performance. The Franklin Templeton funds are currently using several methods to detect and deter market timing. These methods include:

o     Use of exchange limit guidelines;
o Broad authority to take discretionary action against market timers and against particular trades;
o     Selective monitoring of trade activity; and
o     Redemption fees on trades in certain funds.

  The Franklin Templeton funds are also continuing to refine their uses of the above methods and to explore other methods.

  Each of these methods involves judgments that are inherently subjective, although the Franklin Templeton funds and their Franklin Templeton service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. Finally, while the Franklin Templeton funds seek to take actions that will detect and deter market timing, they cannot represent that it can be completely eliminated in any fund.

  For example, a Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund on behalf of its customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine: (1) whether the purchase or sale is connected with a market timing transaction; and/or (2) the identity of the beneficial owner for whom the shares are purchased or sold. Additionally, there can be no assurance that the systems and procedures of the Funds' transfer agent will be able to monitor all trading activity.

REVOCATION OF TIMING TRADES. Transactions placed in violation of a Fund's exchange limit guidelines or market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

MONEY FUNDS. Each Fund's exchange limit guidelines of up to four (4) exchanges out of the Fund during any calendar year generally do not apply to any of the Franklin Templeton money funds. However, the Franklin Templeton money funds at all times reserve the right to restrict, reject or cancel any exchange purchase, for no reason or any reason, without notice.

INVOLUNTARY REDEMPTIONS Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive a Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 39).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give each Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to a Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to a Fund in a written instruction signed by all registered owners.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict, reject or cancel any purchase orders, including an exchange request.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o The Funds may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Funds.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Funds may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Funds, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.


DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

(GAIN FROM OUR PERSPECTIVE(R)>


Investment Company Act file #811-4986                                   FIST2
PA 03/04















FRANKLIN INVESTORS
SECURITIES TRUST


FRANKLIN FLOATING RATE DAILY ACCESS FUND
FRANKLIN TOTAL RETURN FUND

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION


MARCH 1, 2004



[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2003, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).


CONTENTS


Goals, Strategies and Risks................................2
Officers and Trustees......................................27
Proxy Voting Policies and Procedures.......................31
Management and Other Services..............................33
Portfolio Transactions.....................................36
Distributions and Taxes....................................37
Organization, Voting Rights and Principal Holders..........39
Buying and Selling Shares..................................41
Pricing Shares.............................................43
The Underwriter............................................44
Performance................................................44
Miscellaneous Information..................................49
Description of Ratings.....................................49


--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S.
   GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
   BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
--------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN FLOATING RATE DAILY ACCESS FUND
(FLOATING RATE DAILY ACCESS FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to provide a high level of current income. Its secondary goal is capital preservation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom which may be granted by the U.S. Securities and Exchange Commission (SEC), or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts,

=repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies.

INVESTMENTS, TECHNIQUES AND STRATEGIES OF THE FLOATING RATE DAILY
ACCESS FUND AND THEIR RISKS

The value of your shares will increase as the value of the loans and securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the loans and securities owned by the Fund. In addition to the factors that affect the value of any particular loan or security that the Fund owns, the value of the Fund's shares may also change with movements in the securities markets as a whole.


FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES Under normal market conditions the Floating Rate Daily Access Fund invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities, and U.S. subsidiaries of non-U.S. entities. Corporate Loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Corporate Loans include Participation Interests in Corporate Loans or Assignments of Corporate Loans. Corporate Debt Securities are investments by security holders in obligations issued by corporations. In exchange for their investment in the corporation, security holders receive income from the corporation and the return of their investments in the corporation.


A Corporate Loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a Corporate Loan. One or more of the lenders usually administers the Loan on behalf of all the lenders. This lender is referred to as the Agent Bank.

The Fund may invest in a Corporate Loan in one of three ways. It may make a direct investment in the Corporate Loan by participating as one of the Lenders. It may purchase a Participation Interest or it may purchase an Assignment. Participation Interests are interests issued by a lender or other financial institution, which represent a fractional interest in a Corporate Loan. The Fund may acquire Participation Interests from a lender or other holders of Participation Interests. Holders of Participation Interests are referred to as Participants. An Assignment represents a portion of a Corporate Loan previously attributable to a different lender. Unlike a Participation Interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an Assignment.

It can be advantageous to the Fund to make a direct investment in a Corporate Loan as one of the lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the Corporate Loan. On the other hand, when the Fund invests in a Participation Interest or an Assignment, it will normally pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying Corporate Loan. However, the Fund may be able to invest in Corporate Loans only through Participation Interests or Assignments at certain times when reduced direct investment opportunities in Corporate Loans may exist.


If the Fund purchases an Assignment from a lender, the Fund will generally have direct contractual rights against the Borrower in favor of the lenders. On the other hand, if the Fund purchases a Participation Interest either from a lender or a Participant, the Fund typically will have established a direct contractual relationship with the seller of the Participation Interest, but not with the Borrower. Consequently, the Fund is subject to the credit risk of the lender or Participant who sold the Participation Interest to the Fund, in addition to the usual credit risk of the Borrower. Therefore, when the Fund invests in Corporate Loans through the purchase of Participation Interests, the manager must consider the creditworthiness of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower. These parties are referred to as Intermediate Participants. At the time of the Fund's investment, the Intermediate Participant's outstanding debt obligations must be investment grade. That is, they must be rated in the four highest rating categories assigned by a nationally recognized statistical rating organization (NRSRO), such as BBB, A-3 or higher by Standard & Poor's Ratings Group (S&P(R)) or Baa, P-3 or higher bY Moody's Investors Service (Moody's). If unrated, the manager must determine that the obligations are of comparable quality.


Corporate Debt Securities typically are in the form of notes or bonds. They may be issued in a public or private offering in the securities markets. Corporate Debt Securities will have terms similar to Corporate Loans, but will not be in the form of Participation Interests or Assignments. Unlike Corporate Loans, Corporate Debt Securities often are part of a large issue of securities which are held by a large group of investors.

The terms of each senior secured Corporate Loan and Corporate Debt Security require that the collateral securing the obligation has a fair market value at least equal to 100% of the amount of such Corporate Loan or Corporate Debt Security. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled.

The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The Borrower's owners may provide additional security.

The Borrower under a Corporate Loan and the issuer of a Corporate Debt Security must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate or in any trust indenture or comparable document in connection with a Corporate Debt Security. A restrictive covenant is a promise by the Borrower to not take certain action that may impair the rights of Lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security document.

The Fund's investments may be either unrated or rated by one or more NRSROs, such as S&P or Moody's. These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. If the Fund is going to invest in an obligation that is unrated, the manager will determine its quality. The Corporate Loans and Corporate Debt Securities in which the Fund invests generally are currently not rated by any NRSRO.

The Fund will invest at least 75% of its total assets in Corporate Loans and Corporate Debt Securities that are rated B or higher by an NRSRO or, if unrated, determined to be of comparable quality by the manager. The Fund may invest up to 25% of its total assets in Corporate Loans and Corporate Debt Securities that are rated less than B by an NRSRO or, if unrated, determined to be of comparable quality by the manager. However, the Fund will make such an investment only after the manager determines that the investment is suitable for the Fund based on the manager's independent credit analysis. Generally, this means that the manager has determined that the likelihood that the corporation will meet its obligations is acceptable.

High risk, debt securities that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated securities. Generally, the lower the rating category, the riskier the investment. Debt securities rated below BBB by S&P or Moody's are considered to be high yield, high risk investments, commonly known as "junk bonds." The senior secured Corporate Loans and Corporate Debt Securities in which the Fund generally invests are subject to less credit risk than junk bonds. They have features that other junk bonds generally do not have. Corporate Loans and Corporate Debt Securities are usually senior obligations of the Borrower and are secured by collateral. They generally are subject to certain restrictive covenants in favor of the Lenders or securityholders that invest in the Corporate Loans or Corporate Debt Securities.


DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES. The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are London Interbank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans and Corporate Debt Securities is reset periodically, typically between 30 days and one year.

Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's Net Asset Value as a result of changes in interest rates. However, the Fund may attempt to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against interest rate fluctuations by entering into interest rate swap or other derivative transactions. Fixed rate Corporate Loans and Debt Securities that are converted from fixed rate investments to floating rate investments through interest rate swaps or other derivative transactions will be considered to be "floating interest rate corporate loans and corporate debt securities" for purposes of the Fund's policy of normally investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. The Fund also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 120 days.

FOREIGN INVESTMENTS. The Fund may invest in Corporate Loans and Corporate Debt Securities that are made to, or issued by, foreign borrowers or U.S. subsidiaries of non-U.S. borrowers. The manager will evaluate the creditworthiness of non-U.S. borrowers by using the same analysis that it uses for U.S. borrowers. The Fund may also invest in Corporate Loans to and Corporate Debt Securities issued by U.S. borrowers that have significant non-U.S. dollar-denominated revenues. However, the Fund will only invest in loans or securities that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars. Where Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, the Fund may arrange for payment in U.S. dollars by entering into a foreign currency swap.


These obligations may involve risks not typically involved in domestic investment. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation of assets, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks or other actions that restrict the purchase or sale of assets or result in a loss of assets. There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. In addition, the Fund may have more difficulty pursuing legal remedies and enforcing judgments in foreign countries.


SWAP AGREEMENTS The Fund may invest in foreign currency and interest rate swaps. The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a Corporate Loan or Corporate Debt Security. Other purposes are managing tax outcomes or cash positions.

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund adopted procedures to cover any accrued but unpaid net amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

FOREIGN CURRENCY SWAPS A foreign currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a foreign currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if, at the time of entering into the transaction, the counterparty's outstanding debt obligations are investment grade. This means they are rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined by the manager to be of comparable quality. The amounts of U.S. dollar payments to be received by the Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. This locks in the Fund's right to receive payments under a Corporate Loan or Corporate Debt Security in a predetermined amount of U.S. dollars. In this way, the swap protects the Fund from the fluctuations in exchange rates. If there is a counterparty default, the Fund will have contractual remedies pursuant to the swap arrangements. However, if a replacement swap arrangement is unavailable or if the Fund is unable to recover damages from the defaulting counterparty, the Fund's right to foreign currency payments under the loan or debt security will be subject to fluctuations based upon changes in the applicable exchange rate. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Fund may be required pursuant to the swap arrangements to compensate the counterparty for fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, the Fund will set aside segregated assets by appropriate notation on the books of the Fund or its custodian an amount of cash or high-grade liquid debt securities at least equal to the amount of compensation that must be paid to the counterparty.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund's swap transactions or cause the Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

INTEREST RATE SWAPS An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will generally enter into interest rate swap agreements on a net basis. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based. The use of interest rate hedges is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

The Fund will not enter into any interest rate hedging or swap transaction unless the manager considers the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty to be investment grade. Since interest rate transactions are individually negotiated, the manager expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on Corporate Loans or Corporate Debt Securities.


WARRANTS AND OTHER EQUITY SECURITIES To a limited extent, the Fund also may acquire Warrants and other Equity Securities. The Fund will only acquire such Warrants and Equity Securities to the extent that they are acquired in connection with or incidental to the Fund's other investment activities, including as a result of the restructuring of Corporate Loans and/or Corporate Debt Securities. Fluctuations in the value of such securities as may be held by the Fund could result in a decline in the Fund's NAV.

Equity Securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. Equity Securities generally take the form of Common Stock or Preferred Stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity Securities may also include Convertible Securities, Warrants, or Rights. Warrants or Rights give the holder the right to buy a common stock at a given time for a specified price.


FORWARD CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward currency exchange contracts (Forward Contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.


The Fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, a euro-denominated position could be constructed by buying a dollar-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of dollars for euros at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in euro debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the Forward Contract.

The Fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.


To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be segregated by appropriate notation on the books of the Fund or its custodian to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated assets will be marked-to-market daily. The ability of the Fund to enter into Forward Contracts is limited only to the extent such Forward Contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.


Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction at a price that more than covers the premium and transaction costs.

The Fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed, the close of the New York Stock Exchange, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical offsetting option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

CALL AND PUT OPTIONS ON SECURITIES. The Fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit or initial margin) as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Because all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.


The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be segregated by appropriate notation on the books of the Fund or its custodian to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian, to the extent required by SEC rules, assets to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract or related options and the aggregate value of the initial and variation margin payments or premiums made by the Fund with respect to such futures contracts or related options.


FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economy.

Temporary defensive investments generally may include securities rated Baa, BBB, P-3 or A-3 or higher, secured and unsecured short term debt obligations, cash, cash equivalents and other high-quality short-term investments. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


NON-CONCENTRATION IN A SINGLE INDUSTRY The SEC takes the position that a fund investing more than 25% of its total assets in a single industry or group of industries is "concentrating" its investments in that industry or group of industries. With the following exception, the Fund currently does not intend to invest more than 20% of its assets in the obligations of borrowers in any single industry. The Fund will invest more than 25% (and may invest up to 100%) of its total assets in the securities of issuers in the commercial banking, thrift banking, insurance and finance industries, with the understanding that, for this investment percentage, Agent Banks, as well as borrowers and any Intermediate Participants, are considered to be issuers of Corporate Loans, and Agent Banks and Intermediate Participants typically are included in these industries. Agent Banks are not issuers for purposes of this investment percentage in the usual sense, as the Fund normally does not invest directly in securities, including Corporate Loans or Corporate Debt Securities, issued by Agent Banks. The Fund only considers Agent Banks to be "issuers" for purposes of this investment percentage because the role of the Agent Banks in administering Corporate Loans issued by other companies exposes the Fund to certain risks (as described above). As a result of this concentration of its investments in issuers in these industries, the Fund is subject to certain risks associated with such institutions, both individually and as a group. The availability of Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities may from time to time reduce the Fund's ability to readily comply with this investment policy.


CONVERSION TO A MASTER/FEEDER STRUCTURE The Fund currently invests directly in securities. Certain Franklin Templeton funds, however, are "feeder funds" in a master/feeder fund structure. This means they invest their assets in a "master fund" that, in turn, invests its assets directly in securities. The Fund's investment goals and other fundamental policies allow it to invest either directly in securities or indirectly in securities through a master fund. In the future, the Fund's board may decide to convert the Fund to a master/feeder structure. If this occurs, your purchase of Fund shares will be considered your consent to a conversion and we will not seek further shareholder approval. We will, however, notify you in advance of the conversion. If the Fund converts to a master/feeder structure, its fees and total operating expenses are not expected to increase.

FRANKLIN TOTAL RETURN FUND
(TOTAL RETURN FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term.

The Fund may not:

1. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities), if immediately after such investment
(a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

INVESTMENTS, TECHNIQUES AND STRATEGIES OF THE TOTAL RETURN FUND
AND THEIR RISKS

In trying to achieve its investment goals, the Total Return Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions, and can be subject to the types of risks described below:

ASSET-BACKED SECURITIES The Total Return Fund may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases and other assets. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. In general, asset-backed securities contain shorter maturities than bonds or mortgage loans. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

BORROWING The Total Return Fund does not borrow money, except that the Fund may borrow for temporary or emergency purposes in an amount not to exceed 30% of its total assets (including the amount borrowed).


As a matter of non-fundamental policy, the Funds do not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing.


DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes, debentures, commercial paper, time deposits and bankers' acceptances. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

HIGH YIELD SECURITIES. Because the Total Return Fund may invest in securities rated below investment grade, an investment in the Total Return Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.


The high yield securities market is relatively new. Economic downturns or recessions may disrupt the market for high yield securities and adversely affect the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. In addition, any highly publicized defaults and concerns about a sluggish economy may depress the prices of many of these securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value per share.


The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DERIVATIVE SECURITIES


Some types of investments discussed in the prospectus and this SAI may be considered "derivative securities." Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. To the extent indicated, the Funds may invest in CMOs, REMICs, multi-class pass-throughs, stripped mortgage securities, other asset-backed securities, structured notes and uncovered mortgage dollar rolls. Some, all or the component parts of these instruments may be considered derivatives. As discussed below and in the prospectus, the Total Return Fund may enter into futures contracts, option transactions and foreign currency exchange transactions which are also generally considered "derivative securities."


Derivative securities may be used to help manage risks relating to interest rates and other market factors, to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way.


FUTURES CONTRACTS. The Total Return Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures) and foreign currency futures and options on these contracts. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.


At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with different interest rates from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.


To the extent the Fund enters into a futures contract, it will segregate, by appropriate notation on the books of the Fund or its custodian, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to the market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to such change in value. The Fund may also cover its futures position by holding a call option on the same futures contract permitting the Fund to purchase the instrument or currency at a price no higher than the price established in the futures contract which it sold.


Generally, the purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security, although the Fund may engage in futures and related options to earn additional income. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities owned by the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if the Fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Fund's futures position.

Alternatively, when it expects that interest rates may decline, the Fund may purchase futures contracts in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy long-term bonds on the cash (securities) market. Similarly, if the Fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.


OPTIONS ON FUTURES CONTRACTS. The Total Return Fund may buy and sell (write) options on futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract or the underlying debt securities or currency.


If the Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. The Fund may lose the entire amount of the premium (plus related transaction costs) paid for options it has purchased if the option expires worthless. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.


The Fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options on futures transactions may be limited by tax considerations.


OPTIONS ON FOREIGN CURRENCIES. The Total Return Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund may purchase call options on such currency. The purchase of options could offset, at least partially, the effects of the adverse movements in currency exchange rates. As with other types of options, however, the benefit the Fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in currency exchange rates the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If currency exchange rates increase as projected, the put option will expire unexercised and the premium received will offset some of the increased cost. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered. A call option on foreign currencies written by the Fund is "covered" if the Fund owns (or has an absolute right to acquire) the underlying foreign currency covered by the call. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and U.S. government securities segregated by appropriate notation on the books of the Fund or its custodian.


The Fund proposes to take advantage of investment opportunities in the area of futures contracts and options on futures contracts that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment goal and policies and are legally permissible transactions for the Fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.


FORWARD CURRENCY EXCHANGE CONTRACTS. The Total Return Fund may enter into forward currency exchange contracts (Forward Contract (s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, a euro-denominated position could be constructed by buying a dollar-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of dollars for euros at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in euro debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the forward contract.

The Fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.


The Fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.


To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents or readily marketable debt securities equal to the amount of the purchase will be segregated by appropriate notation on the books of the Fund or its custodian to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated assets will be marked-to-market daily.

SWAP AGREEMENTS. The Total Return Fund may invest in interest rate, total return, currency and credit default swaps. The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security or instrument. Other purposes are managing tax outcomes, cash positions, or risks including currency and credit defaults.

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Total Return Fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund adopted procedures to cover any accrued but ~unpaid net amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets ~for other derivative instruments that are traded in the interbank market.

The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund generally will enter into interest rate swap agreements on a net basis. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund's swap transactions or cause the Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

TOTAL RETURN SWAPS. A total return swap is an agreement between two parties where one counterparty pays the other the total return of a particular instrument (E.G., a note, bond or stock) in exchange for a regular payment, typically at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. Settlement is typically through a cash payment. The Fund may enter into total return swaps when it owns an asset that cannot be sold for practical or business reasons, but the manager wishes to eliminate exposure to the risk of the issuer.

CREDIT DEFAULT SWAPS. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the agreement. If the Fund is the seller and a credit event occurs, the Fund typically would pay the contingent payment to the buyer. The contingent payment may be a cash settlement or the physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a seller and no credit event occurs, the Fund would receive a fixed rate of income throughout the term of the contract. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs and the Fund is the buyer, the Fund typically receives full notional value for a reference obligation that may have little or no value. Credit default swap agreements are subject to general market risk, liquidity risk and credit risk.

FLOATING RATE CORPORATE LOANS The Total Return Fund may invest a portion of its net assets in income-producing floating interest rate corporate loans made to or issued by U.S. companies, non-U.S. entities, and U.S. subsidiaries of non-U.S. entities. Corporate loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Corporate loans include participation interests in corporate loans or assignments of corporate loans.

A corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the Loan on behalf of all the lenders. This lender is referred to as the Agent Bank.

The Fund may invest in a corporate loan in one of three ways. It may make a direct investment in the corporate loan by participating as one of the Lenders. It may purchase a Participation Interest or it may purchase an Assignment. Participation Interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire Participation Interests from a lender or other holders of Participation Interests. Holders of Participation Interests are referred to as Participants. An Assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a Participation Interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an Assignment.

It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. On the other hand, when the Fund invests in a Participation Interest or an Assignment, it will normally pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. However, the Fund may be able to invest in corporate loans only through Participation Interests or Assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

If the Fund purchases an Assignment from a lender, the Fund will generally have direct contractual rights against the Borrower in favor of the lenders. On the other hand, if the Fund purchases a Participation Interest either from a lender or a Participant, the Fund typically will have established a direct contractual relationship with the seller of the Participation Interest, but not with the Borrower. Consequently, the Fund is subject to the credit risk of the lender or Participant who sold the Participation Interest to the Fund, in addition to the usual ~credit risk of the Borrower. Therefore, when the Fund invests in corporate loans through the purchase of Participation Interests, the manager must consider the creditworthiness of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower. These parties are referred to as Intermediate Participants. At the time of the Fund's investment, the Intermediate Participant's outstanding debt obligations must be investment grade. That is, they must be rated in the four highest rating categories assigned by a nationally recognized statistical rating organization (NRSRO), such as BBB, A-3 or higher by S&P or Baa, P-3 or higher by Moody's. If unrated, the manager must determine that the obligations are of comparable quality.

The terms of each senior secured corporate loan require that the collateral securing the obligation has a fair market value at least equal to 100% of the amount of such corporate loan. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled.

The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The Borrower's owners may provide additional security.

The Borrower under a corporate loan must comply with various restrictive covenants contained in any corporate loan agreement between the Borrower and the lending syndicate. A restrictive covenant is a promise by the Borrower to not take certain action that may impair the rights of Lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the Borrower to prepay the corporate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not ~waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security document.

The Fund's investments may be either unrated or rated by one or more NRSROs, such as S&P or Moody's. These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. If the Fund is going to invest in an obligation that is unrated, the manager will determine its quality. The corporate loans in which the Fund invests generally are currently not rated by any NRSRO. The Fund will invest in corporate loans that conform to the credit quality standards set forth in the prospectus.

DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES. The rate of interest payable on floating or variable rate corporate loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans is reset periodically, typically between 30 days and one year.

Certain of the floating or variable rate corporate loans in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of corporate loans with interest rates that are fixed for the term of the loan. Investment in corporate loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's Net Asset Value as a result of changes in interest rates. However, the Fund may attempt to hedge all of its fixed rate corporate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.


FOREIGN SECURITIES The Total Return Fund may invest a portion of its assets in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some ~countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, ~rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.


ILLIQUID INVESTMENTS The Total Return Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements of more than seven day's duration and other securities which are not readily marketable. For the Total Return Fund, investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 15% of the Fund's total net assets. Notwithstanding this limitation, the Total Return Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (1933 Act) (restricted securities), where such investment is consistent with the Fund's investment goals and the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.


The board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the ~security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.


MORTGAGE SECURITIES Each Fund may invest in fixed and adjustable rate mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. Each Fund may also invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities known as CMOs, which are derivative multi-class mortgage securities, and in mortgage dollar rolls. Total Return Fund may invest in mortgage-backed securities issued or guaranteed by foreign governments and private institutions, and in stripped mortgage securities.


Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.


Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed only by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a ~risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Fund's quality standards. The Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.


The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and ~rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional fixed income mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike traditional mortgage securities, the mortgage loans underlying ARMS carry adjustable interest rates that are reset periodically. The interest rates paid on the ARMS in which the Fund may invest are generally readjusted at intervals of one year or less, although ARMS with longer resets such as three, five, seven and ten years are also permissible investments for the Fund.


In a changing interest rate environment, this reset feature acts as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage securities.

As a result, ARMS also have less risk of a decline in value during periods of rising rates than if the Fund invested in more traditional long-term, fixed-rate securities. When interest rates decline, ARMS, like other mortgage securities, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages.

During periods of rising interest rates, this reset lag may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares before the interest rates on the underlying mortgages reset to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage security.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing rates.

In periods of more extreme fluctuation in interest rates, the resulting fluctuation in the value of the ARMS may affect the Fund's net asset value. Also, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates.


For certain types of ARMS, the rate of amortization of principal, as well as interest payments on the underlying mortgages that collateralize the ARMS, change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor ~during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.


Caps and floors limit the maximum amount by which the loan rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the mortgage securities. Since most ARMs in a Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.


Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.


A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The Fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which the Fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The trustees of the trust believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the Fund will earn in light of the historic loss experience on these instruments.


REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.


CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

RESETS. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Fund may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.


MORTGAGE DOLLAR ROLLS. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each mortgage dollar roll transaction, the Fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

Successful use of mortgage dollar rolls depends on the manager's ability to predict correctly interest rates and mortgage prepayments. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. Although mortgage dollar rolls add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a covered mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions.


STRIPPED MORTGAGE SECURITIES. The stripped mortgage-backed securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a Fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the Fund to acquire, hold and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

SHORT SELLING The Total Return Fund may engage in short selling. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements, will retain the proceeds of the short sale until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.


The Fund will segregate assets by appropriate notation on its books or its custodian an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets will be marked-to-market daily and at no time will the amount of segregated assets and with the broker as collateral be less than the then current market value of the securities sold short. Under amendments made by the Revenue Act of 1997, entering into a short sale could cause immediate recognition of gain (but not loss) on the date the constructive sale of an appreciated financial position is entered.


STRUCTURED INVESTMENTS In addition to CMOs and stripped mortgage-backed securities, the Total Return Fund may invest in other structured investments such as collateralized loan obligations and collateralized bond obligations. These securities typically are issued in one or more classes that are backed by or represent an interest in certain underlying instruments with the cash flows on the underlying instruments apportioned among the classes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The Fund may invest in structured investments that are either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are often sold in private placement transactions. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.


U.S. GOVERNMENT SECURITIES The Funds may invest without limit in obligations of the U.S. government or of corporations chartered by Congress as federal government instrumentalities. The Funds may buy securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by the Government National Mortgage Association (Ginnie Mae). Ginnie Mae guarantees are backed by the full faith and credit of the U.S. Treasury. No assurances, however, can be given that the U.S. government will provide financial support to the obligations of other U.S. government agencies or instrumentalities in which the Funds may invest. Securities issued by these agencies and instrumentalities are supported only by the credit of the issuing agency or instrumentality. The Total Return Fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

MORE INVESTMENT POLICIES AFFECTING EACH FUND


LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of either the Floating Rate Daily Access Fund or the Total Return Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may ~terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager ~may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economy.

Temporary defensive investments generally may include short-term debt instruments such as U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and a Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS The Funds may buy securities on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which a Fund buys securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. Purchases of securities on a when-issued or delayed-delivery basis are subject to market fluctuation and the risk that the value or yield at delivery may be more or less than the purchase price or the yield available when the transaction was entered into. Although a Fund will generally buy securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the Fund deems it to be advisable. When a Fund is the buyer, it will maintain, in segregated assets by appropriate notation on the books of the Fund or its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed-delivery transactions, it does so only for the purpose of acquiring portfolio securities consistent with its investment goal and policies and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed-delivery basis generally do not earn interest until their scheduled delivery date. The Total Return Fund is not subject to any percentage limit on the amount of their assets that may be invested in when-issued purchase obligations. Entering into a when issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.
-------------------------------------------------------------------


OFFICERS AND TRUSTEES


The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------------------
                                           NUMBER
                                             OF
                                          PORTFOLIOS
                                           IN FUND
                                           COMPLEX
                           LENGTH          OVERSEEN                 OTHER
  NAME, AGE                OF TIME         BY BOARD             DIRECTORSHIPS
 AND ADDRESS  POSITION     SERVED          MEMBER*                  HELD
--------------------------------------------------------------------------------
Frank H.      Trustee      Since             113                    None
Abbott, III                1986
(82)

One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).

--------------------------------------------------------------------------------
Harris J.     Trustee      Since             142              Director, Bar-S
Ashton (71)                1986                               Foods (meat
One Franklin                                                  packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

--------------------------------------------------------------------------------
S. Joseph     Trustee      Since              143               None
Fortunato                  1989
(71)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.

--------------------------------------------------------------------------------
Edith E.      Trustee      Since               96        Director,
Holiday (52)               1998                          Amerada Hess
One Franklin                                             Corporation
Parkway                                                  (exploration and
San Mateo,                                               refining of oil
CA 94403-1906                                            and gas);
                                                         Beverly
                                                         Enterprises,
                                                         Inc. (health
                                                         care); H.J.
                                                         Heinz Company
                                                         (processed foods
                                                         and allied
                                                         products); RTI
                                                         International
                                                         Metals, Inc.
                                                         (manufacture and
                                                         distribution of
                                                         titanium); and
                                                         Canadian
                                                         National Railway
                                                         (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

--------------------------------------------------------------------------------
Frank W.T.    Trustee      Since               115       Director, The
LaHaye (74)                1986                          California
One Franklin                                             Center for Land
Parkway                                                  Recycling
San Mateo,                                               (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company
(venture capital).

--------------------------------------------------------------------------------
Gordon S.     Trustee      Since               142       Director, White
Macklin (75)               1992                          Mountains
One Franklin                                             Insurance Group,
Parkway                                                  Ltd. (holding
San Mateo,                                               company); Martek
CA 94403-1906                                            Biosciences
                                                         Corporation;
                                                         MedImmune, Inc.
                                                         (biotechnology);
                                                         and
                                                         Overstock.com
                                                         (Internet
                                                         services) and
                                                         FORMERLY,
                                                         Director, MCI
                                                         Communication
                                                         Corporation
                                                         (subsequently
                                                         known as MCI
                                                         WorldCom, Inc.
                                                         and WorldCom,
                                                         Inc.)
                                                         (communications
                                                         services)
                                                         (1988-2002); and
                                                         Spacehab, Inc.
                                                         (aerospace
                                                         services)(1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------
                                           NUMBER
                                             OF
                                          PORTFOLIOS
                                           IN FUND
                                           COMPLEX
                           LENGTH          OVERSEEN                 OTHER
  NAME, AGE                OF TIME         BY BOARD             DIRECTORSHIPS
 AND ADDRESS  POSITION     SERVED          MEMBER*                  HELD
--------------------------------------------------------------------------------

**Edward B.   Trustee,     Trustee            8                       None
Jamieson (55) President    and
One Franklin  and Chief    President
Parkway       Executive    since
San Mateo,    Officer-     1993
CA 94403-1906 Investment   and
              Management   Chief
                           Executive
                           Officer-Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin
Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
**Charles B.  Trustee and  Trustee           142                      None
Johnson (71)  Chairman of  since
One Franklin  the Board    1986 and
Parkway                    Chairman
San Mateo,                 of the
CA 94403-1906              Board
                           since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
**Rupert H.   Trustee and  Trustee           125                     None
~Johnson,     Vice         since
Jr. (63)      President    1987 and
One Franklin               Vice
Parkway                    President
San Mateo,                 since
CA 94403-1906              1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
Mark          Vice         Since            Not                     None
Boyadjian     President    2003             Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin Templeton
Investments.

--------------------------------------------------------------------------------
Harmon E.     Vice         Since            Not                      None
Burns (59)    President    1986             Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
Martin L.     Vice         Since             Not                     None
Flanagan (43) President    1995              Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
Jimmy D.      Senior Vice   Since            Not                    None
Gambill (56)  President     2002             Applicable
500 East      and Chief
Broward       Executive
Blvd.,        Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
David P.      Vice         Since             Not                    None
Goss (56)     President    2000              Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).

--------------------------------------------------------------------------------
Barbara J.    Vice         Since            Not                     None
Green (56)    President    2000             Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

~PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

--------------------------------------------------------------------------------
Diomedes      Treasurer     Since           Not                    None
Loo-Tam (65)  and Chief     2004            Applicable
One Franklin  Financial
Parkway       Officer
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); and Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).

--------------------------------------------------------------------------------
Michael O.    Vice         Since            Not          Director, FTI
Magdol (66)   President -  2002             Applicable   Banque, Arch
600 Fifth     AML                                        Chemicals, Inc.
Avenue        Compliance                                 and Lingnan
Rockefeller                                              Foundation.
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

--------------------------------------------------------------------------------
Murray L.     Vice         Since            Not                 None
Simpson (66)  President    2000             Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

--------------------------------------------------------------------------------



* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $815 per month plus $705 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                        NUMBER OF
                         TOTAL        TOTAL FEES        BOARDS IN
                         FEES       RECEIVED FROM       FRANKLIN
                         RECEIVED      FRANKLIN         TEMPLETON
                         FROM THE     TEMPLETON      INVESTMENTS ON
 NAME                     TRUST/1    INVESTMENTS/2     WHICH EACH
                            ($)          ($)            SERVES/3
 --------------------------------------------------------------------
 Frank H. Abbott, III      11,013       179,599            29
 Harris J. Ashton          11,282       369,700            46
 S. Joseph Fortunato       10,594       369,700            47
 Edith E. Holiday          14,100       297,707            29
 Frank W.T. LaHaye         10,413       174,322            29
 Gordon S. Macklin         10,722       369,700            46

1. For the fiscal year ended October 31, 2003.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members on December 31, 2003.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                AGGREGATE DOLLAR
                                                RANGE OF EQUITY
                                               SECURITIES IN ALL
                                             FUNDS OVERSEEN BY THE
                      DOLLAR RANGE OF EQUITY  BOARD MEMBER IN THE
NAME OF BOARD MEMBER    SECURITIES IN EACH     FRANKLIN TEMPLETON
                               FUND               FUND COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III           None              Over $100,000
--------------------------------------------------------------------
Harris J. Ashton               None              Over $100,000
--------------------------------------------------------------------
S. Joseph Fortunato            None              Over $100,000
--------------------------------------------------------------------
Edith E. Holiday               None              Over $100,000
--------------------------------------------------------------------
Frank W.T. LaHaye              None              Over $100,000
--------------------------------------------------------------------
Gordon S. Macklin              None              Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS

--------------------------------------------------------------------
                                                AGGREGATE DOLLAR
                                                RANGE OF EQUITY
                                               SECURITIES IN ALL
                                             FUNDS OVERSEEN BY THE
                         DOLLAR RANGE OF      BOARD MEMBER IN THE
NAME OF BOARD MEMBER   EQUITY SECURITIES IN    FRANKLIN TEMPLETON
                            EACH FUND             FUND COMPLEX
--------------------------------------------------------------------
Edward B. Jamieson             None              Over $100,000
--------------------------------------------------------------------
Charles B. Johnson             None              Over $100,000
--------------------------------------------------------------------
Rupert H. Johnson,             None              Over $100,000
Jr.
--------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended October 31, 2003, the Audit Committee met six times; the Nominating Committee met once.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------


The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans (poison pills) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at WWW.FRANKLINTEMPLETON.COM. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at WWW.FRANKLINTEMPLETON.COM and posted on the SEC website at WWW.SEC.GOV no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Total Return Fund was considered in reference to a peer group of intermediate investment-grade debt funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to intermediate investment-grade debt funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Total Return Fund in relation to those within the relevant peer group of intermediate investment-grade debt funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Floating Rate Daily Access Fund was considered in reference to the universe of loan participation funds as selected by the independent third party analyst. In evaluating performance, attention was given to performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Floating Rate Daily Access Fund in relation to those within the universe of loan participation funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES The Floating Rate Daily Access Fund pays the manager a fee equal to an annual rate of:

o 0.450% of the value of net assets up to and including $500 million;

o 0.350% of the value of net assets over $500 million up to and including $1 billion;

o 0.300% of the value of net assets over $1 billion up to and including $1.5 billion;

o 0.250% of the value of net assets over $1.5 billion up to and including $6.5 billion;

o 0.225% of the value of net assets over $6.5 billion up to and including $11.5 billion;

o 0.200% of the value of net assets over $11.5 billion up to and including $16.5 billion;

o 0.190% of the value of net assets over $16.5 billion up to and including $19 billion;

o 0.180% of the value of net assets over $19 billion up to and including $21.5 billion; and

o  0.170% of the value of net assets in excess of $21.5 billion.


Total Return Fund pays the manager a fee equal to an annual rate of:

o 0.425% of the value of net assets up to and including $500 million;

o 0.325% of the value of net assets over $500 million and not over $1 billion;

o 0.280% of the value of net assets over $1 billion and not over $1.5 billion;

o 0.235% of the value of net assets over $1.5 billion and not over $6.5 billion;

o 0.215% of the value of net assets over $6.5 billion and not over $11.5 billion;

o 0.200% of the value of net assets over $11.5 billion and not over $16.5 billion;

o 0.190% of the value of net assets over $16.5 billion and not over $19 billion;

o 0.180% of the value of net assets over $19 billion and not over $21.5 billion; and

o  0.170% of the value of net assets in excess of $21.5 billion.

The fee is computed according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Funds paid the following management fees:



MANAGEMENT FEES PAID ($)          2003         2002        2001
---------------------------------------------------------------------
Floating Rate Daily Access        652,238      447,527     106,239
Fund/1
Total Return Fund/2               780,882      522,059      63,825

1. For the fiscal years ended October 31, 2003, 2002 and 2001, management fees, before any advance waiver, totaled $718,665, $484,004 and $112,455, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended October 31, 2003, 2002 and 2001, management fees, before any advance waiver, totaled $1,233,175, $747,034 and $255,494, respectively. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES Each Fund pays FT Services a monthly fee equal on an annual basis to 0.20% of each Fund's average daily net assets.


During the past two fiscal years ended October 31, and for the period from May 1, 2001 to October 31, 2001, Floating Rate Daily Access Fund paid FT Services the following administration fees:


                          ADMINISTRATION FEES PAID ($)
--------------------------------------------------------
2003                                319,407
2002                                215,861
2001                                 51,194


During the last three fiscal years ended October 31, Total Return Fund paid FT Services the following administration fees:

                         ADMINISTRATION FEES PAID ($)/1
--------------------------------------------------------
2003                                   0
2002                                   0
2001                                   0

1. For the fiscal years ended October 31, 2003, 2002, and 2001, administration fees, before any advance waiver, totaled $580,318, $344,078, and $126,547, respectively. Under an agreement by FT Services to waive its fees, the Total Return Fund paid the administration fees shown.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

The Fund may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on an agency rather than principal basis with a principal market maker unless the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.


It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended October 31, the Floating Rate Daily Access Fund did not pay any brokerage commissions and the Total Return Fund paid the following brokerage commissions:


                                BROKERAGE COMMISSIONS ($)
 -----------------------------------------------------------
 2003                                    12,930
 2002                                    15,503
 2001                                     8,082

For the fiscal year ended October 31, 2003, the Total Return Fund paid brokerage commissions of $12,930 from aggregate portfolio transactions of $323,572,419 to brokers who provided research services.

As of October 31, 2003, the Total Return Fund owned securities issued by Charles Schwab & Co Inc. valued in the aggregate at $869,169. Except as noted, the Total Return Fund did not own securities issued by its regular broker-dealers as of the end of the fiscal year.

Because the Floating Rate Daily Access Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A small portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DIVIDEND INCOME. Under the 2003 Tax Act, certain dividend income paid to you by a Fund will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from dividends received by a Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because each Fund's principal investment goal is to earn a high level of current income, and each currently has a substantial percentage of its investment assets in debt securities, it is anticipated that the percentage of qualified dividend income for each Fund will be small.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. Either Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for qualified dividends and net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Floating Rate and Total Return Funds to the extent that they invest in foreign securities.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period . ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S.
resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by either Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of each Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, each Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


STRUCTURED INVESTMENTS. Each Fund is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, each Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. A Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

-------------------------------------------------------------------
ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

Floating Rate Daily Access Fund is a non-diversified series and Total Return Fund is a diversified series of Franklin Investors Securities Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Floating Rate Daily Access Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The full title of each class is:

o Franklin Floating Rate Daily Access Fund - Class A
o Franklin Floating Rate Daily Access Fund - Class B
o Franklin Floating Rate Daily Access Fund - Class C
o Franklin Floating Rate Daily Access Fund - Advisor Class


The Total Return Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:


o Franklin Total Return Fund - Class A
o Franklin Total Return Fund - Class B
o Franklin Total Return Fund - Class C
o Franklin Total Return Fund - Class R
o Franklin Total Return Fund - Advisor Class

Shares of each class of the Floating Rate Daily Access and Total Return Funds represent proportionate interests in each Fund's assets. On matters that affect the Funds as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 2, 2004, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS    PERCENTAGE
                                                       (%)
----------------------------------------------------------------
FLOATING RATE DAILY ACCESS FUND
Franklin Advisers, Inc.               Class C         11.48
970 Park Place, Floor 3
San Mateo, CA 94403-1907

Franklin Advisers, Inc./1          Advisor Class      41.74
970 Park Place, Floor 3
San Mateo, CA 94403-1907

TOTAL RETURN
FTB&T TTEE For Defined                Class R          5.01
Contribution Services
Atlantic Coast Telesys Corporation
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined                Class R          8.09
Contribution Services
The P/DMT Combined Profit Sharing
Plan and Trust
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined                Class R         11.91
Contribution Services
PECO II Inc. Associates
P.O. Box 2438 Rancho Cordova, CA 95741-2438

Conservative Target Fund           Advisor Class       6.85
F/T Fund Allocator
1810 Gateway, 3rd Floor
San Mateo, CA 94404-4001

Moderate Target Fund               Advisor Class      10.90
F/T Fund Allocator
1810 Gateway, 3rd Floor
San Mateo, CA 94404-4001

Ellard Company                     Advisor Class      73.54
c/o Fiduciary Trust Company
International
P.O. Box 3199 Church Street
Station
New York, NY 10008-3199


1. Franklin Advisers, Inc. is a California corporation and is wholly owned by Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and trustees of the Trust, may be considered beneficial holders of Floating Rate Daily Access Fund shares held by Franklin Advisers, Inc. (Advisers). As principal shareholders of Franklin Resources, Inc., they may be able to control voting of Advisers' shares of Floating Rate Daily Access Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of February 2, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in a Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.
~
SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. Each Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or ~other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to a Fund at a later date. These sub-accounts may be registered either by name or number. A Fund's investment minimums apply to each sub-account. A Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Funds have the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Funds to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Funds be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Funds the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Funds may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


PRICING SHARES
-------------------------------------------------------------------

When you buy shares and sell shares, you pay and receive the net asset value
(NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each share class each business day at the close of trading on the New York Stock Exchange (NYSE)(normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining their NAV, each Fund values cash and receivables at their realizable amounts, and record interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Funds value them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Funds determine the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by each Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by each Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended October 31, 2003, were:



                                                         SINCE INCEPTION
ADVISOR CLASS                                1 YEAR (%)  (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate Daily Access Fund                 7.92         5.06


                                                         SINCE INCEPTION
                                 1 YEAR (%)  5 YEARS (%) (8/3/98) (%)
Total Return Fund                   9.15        6.39         6.90


The following SEC formula was used to calculate these figures:

P(1+T)  = ERV
      n
where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS.

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended October 31, 2003, were:



                                                        SINCE INCEPTION
ADVISOR CLASS                               1 YEAR (%)  (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate Daily Access Fund                 6.33         3.19

                                                        SINCE INCEPTION
                                1 YEAR (%)  5 YEARS (%) (8/3/98) (%)
Total Return Fund                   7.06        3.64         4.23



The following SEC formula was used to calculate these figures:

P(1+T)  = ATV
      n      D
where:

P    =   a hypothetical initial payment of $1,000
T    =   average annual total return (after taxes on
         distributions)
n    =   number of years
ATV =    ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES.

Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended October 31, 2003, were:


                                                         SINCE INCEPTION
ADVISOR CLASS                                1 YEAR (%)  (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate Daily Access Fund                 5.09         3.16


                                                         SINCE INCEPTION
                                 1 YEAR (%)  5 YEARS (%) (8/3/98) (%)
Total Return Fund                   5.87        3.70         4.20


The following SEC formula was used to calculate these figures:

P(1+T)  = ATV
      n      DR
where:

P    =   a hypothetical initial payment of $1,000
T    =   average annual total return (after taxes on
         distributions and redemptions)
n    =   number of years
ATV  =   ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.



CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2003, were:


                                                         SINCE INCEPTION
ADVISOR CLASS                                1 YEAR (%)  (5/1/01) (%)
--------------------------------------------------------------------------------
Floating Rate Daily Access Fund                 7.92        13.15


                                                         SINCE INCEPTION
                                 1 YEAR (%)  5 YEARS (%) (8/3/98) (%)
Total Return Fund                   9.15        36.28       41.96

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended October 31, 2003, were:


ADVISOR CLASS                                YIELD (%)
--------------------------------------------------------
Floating Rate Daily Access Fund                3.37
Total Return Fund                              3.68


The following SEC formula was used to calculate these figures:
                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the net asset value per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended October 31, 2003, were:


                                               DISTRIBUTION
ADVISOR CLASS                                    RATE (%)
-------------------------------------------------------------
Floating Rate Daily Access Fund                    3.26
Total Return Fund                                  5.39


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of each Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

Floating Rate Daily Access Fund:

o LIBOR - The London Interbank Offered Rate - the interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans.

o Federal Funds Rate - the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.

o Discount Rate - the interest rate charged by the Federal Reserve to member banks for loans, using government securities or eligible paper as collateral. This number provides a floor for interest rates since banks set their loan rates at a notch above the discount rate.

o The Goldman Sachs/Loan Pricing Corporation Liquid Leveraged Loan Index - a performance benchmark for the leveraged loan market. The index is a liquid issues index, designed to measure the performance of a diversified portfolio of the most actively traded issues in the performing loan sectors of the leveraged loan market.

o The Banc of America Securities Leveraged Loan Index - measures the total return and volatility of syndicated loans. The index captures a broad cross section of the leveraged loan market. The index includes syndicated loans issued by either below-investment grade or non-rated companies of at least $100 million that are actively traded on the secondary market.

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY MAGAZINES - provide performance statistics over specified time periods.


o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


o CSFB Leveraged Loan Index - designed to mirror the investible universe of the U.S. denominated leveraged loan market.

Total Return Fund:


o Citigroup Broad Investment Grade Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Lehman Brothers U.S. Universal Index is a composite index consisting of the Lehman U.S. Aggregate Index, the 144A Index, the Eurodollar Index, Non-ERISA CMBS Index, High Yield CMBS Index, U.S. High Yield Corporate Index and the dollar-denominated Emerging Markets Index.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of ~principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Funds to calculate its figures. In addition, there can be no assurance that the Funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $336 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 114 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are ~generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and ~bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to ~pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS


MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

~S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.












                         FRANKLIN INVESTORS SECURITIES TRUST
                              FILE NOS. 33-11444 &
                                    811-4986

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS. The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)   Agreement and Declaration of Trust

      (i)  Agreement and Declaration of Trust dated December 16, 1986
           Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

     (ii) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
           Filing: Post-Effective Amendment No. 15 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

     (iii) Certificate of Amendment of Agreement and Declaration of Trust dated March 13, 1990
           Filing: Post-Effective Amendment No. 15 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (iv) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1989
           Filing: Post-Effective Amendment No. 22 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 26,  1998

(b)   By-Laws

      (i)  By-Laws
           Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (ii) Amendment to By-Laws dated January 18, 1994
           Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

(c) Instruments Defining Rights of Security Holders

      Not Applicable

(d)   Investment Advisory Contracts

      (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated April 15, 1987
           Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (ii) Administration Agreement between Registrant, on behalf of Franklin Adjustable U.S. Government Securities Fund, and Franklin Advisers, Inc. dated June 3, 1991
           Filing: Post-Effective Amendment No. 15 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (iii)Amendment dated August 1, 1995 to the Administration Agreement between Registrant, on behalf of Franklin Adjustable U.S. Government Securities Fund, and Franklin Advisers, Inc. dated June 3, 1991
           Filing: Post-Effective Amendment No. 17 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 29, 1995

      (iv) Investment Advisory Agreement between Registrant, on behalf of Franklin Total Return Fund, and Franklin Advisers, Inc. dated July 16, 1998
           Filing: Post-Effective Amendment No. 25 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 29, 1998

      (v) Investment Advisory Agreement between Registrant, on behalf of Franklin Floating Rate Daily Access Fund and Franklin Advisers Inc. dated April 17, 2001
           Filing: Post-Effective Amendment No. 30 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

(e)   Underwriting Contracts

      (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc.
           dated October 31, 2000
           Filing: Post-Effective Amendment No. 28 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 15, 2001

      (ii) Forms of Dealer Agreements between Franklin/Templeton
           Distributors, Inc. and Securities Dealers dated March 1, 1998
           Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 15, 2001

(f)   Bonus or Profit Sharing Contracts

      Not Applicable

(g)   Custodian Agreements

      (i) Master Custodian Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 11 to Registration
           Statement on Form N-1A
           File No. 33-31326
           Filing Date: March 8, 1996

      (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
           File No. 33-31326
           Filing Date: December 29, 1998

      (iii)Amendment dated February 27, 1998 to Master Custody
           Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 33-31326
           Filing Date: February 27, 2001

      (iv) Amendment dated May 16, 2001, to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

      (v) Amendment dated September 2003, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

      (vi) Amended and Restated Foreign Custody Manager Agreement between Registrant and Bank of New York as of May 16, 2001
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

     (vii) Amendment dated September 2003, to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and Bank of New York made as of May 16, 2001

    (viii) Amendment dated October 2003, to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and Bank of New York made as of May 16, 2001

      (ix) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 11 to Registration
           Statement on Form N-1A
           File No. 33-31326
           Filing Date: March 8, 1996

(h)   Other Material Contracts

      (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and
           Franklin Templeton Services, LLC
           Filing: Post-Effective Amendment No. 28 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 15, 2001

      (ii) Fund Administration Agreement between Registrant, on behalf of Franklin Total Return Fund, and Franklin Templeton Services, LLC dated January 1, 2001
           Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 15, 2001

      (iii)Fund Administration Agreement between Registrant, on behalf of Franklin Floating Rate Daily Access Fund, and Franklin Templeton Services, LLC dated April 17, 2001
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

(i)   Legal Opinion

      (i)  Opinion and Consent of Counsel dated December 14, 1998
           Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 29, 1998

(j)   Other Opinions

      (i)  Consent of Independent Auditors

(k)   Omitted Financial Statements

      Not Applicable

(l)   Initial Capital Agreements

      (i) Letter of Understanding relating to Franklin Equity Income Fund - Class C dated April 12, 1995
           Filing: Post-Effective Amendment No. 15 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (ii) Letter of Understanding relating to Franklin Total Return Fund dated July 24, 1998
           Filing: Post-Effective Amendment No. 25 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 29, 1998

      (iii)Letter of Understanding relating to Franklin Floating
           Rate Daily Access Fund dated April 30, 2001
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

(m)   Rule 12b-1 Plan

      (i) Class A Distribution Plan between Registrant, on behalf of Franklin Short-Intermediate U.S. Government Securities Fund, and Franklin/Templeton Distributors,
           Inc. dated May 1, 1994
           Filing: Post-Effective Amendment No. 15 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (ii) Class A Distribution Plan between Registrant, on behalf of Franklin Convertible Securities Fund, and Franklin/Templeton Distributors, Inc. dated May 1, 1994
           Filing: Post-Effective Amendment No. 15 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (iii)Amended and Restated Distribution Plan between Registrant, on behalf of Franklin Adjustable U.S.
           Government Securities Fund, and Franklin/Templeton
           Distributors, Inc. dated July 1, 1993
           Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (iv) Class A Distribution Plan between Registrant, on behalf of Franklin Equity Income Fund, and Franklin/Templeton Distributors, Inc. dated May 1, 1994
           Filing: Post-Effective Amendment No. 15 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: April 24, 1995

      (v) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Convertible Securities Fund and Franklin Equity Income Fund, and Franklin/Templeton Distributors, Inc. dated October 31, 2000
           Filing: Post-Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 15, 2001

      (vi) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Equity Income Fund, and Franklin/Templeton Distributors, Inc., dated October 16, 1998
           Filing: Post-Effective Amendment No. 27 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 28, 2000

      (vii)Class A Distribution Plan between Registrant, on behalf of Franklin Total Return Fund, and Franklin/Templeton
           Distributors, Inc., dated July 16, 1998
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 28, 2000

     (viii)Class A Distribution Plan between Registrant, on
           behalf of Franklin Floating Rate Daily Access Fund, and Franklin/Templeton Distributors, Inc. dated April 17,
           2001
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

      (ix) Class B Distribution Plan between Registrant, on behalf of Franklin Floating Rate Daily Access Fund, and Franklin/Templeton Distributors, Inc. dated April 17, 2001
           Filing: Post-Effective Amendment No. 30 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

      (x) Class C Distribution Plan between Registrant, on behalf of Franklin Floating Rate Daily Access Fund, and Franklin/Templeton Distributors, Inc. dated April 17, 2001
           Filing: Post-Effective Amendment No. 30 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

      (xi) Class R Distribution Plan pursuant to Rule 12b-1 between Franklin Investors Securities Trust on behalf of Franklin Total Return Fund and Franklin/Templeton Distributors, Inc. dated January 1, 2002
           Filing: Post-Effective Amendment No. 30 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

    (xii) Class B Distribution Plan pursuant to Rule 12b-1 between Franklin Investors Securities Trust on behalf of Franklin Total Return Fund and Franklin/Templeton Distributors, Inc. dated March 1, 2002
           Filing: Post-Effective Amendment No. 32 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 26, 2002

  (xiii) Class C Distribution Plan pursuant to Rule 12b-1 between Franklin Investors Securities Trust on behalf of Franklin Total Return Fund and Franklin/Templeton
           Distributors, Inc. dated March 1, 2002
           Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 26, 2002

  (xiv) Class R Distribution Plan pursuant to Rule 12b-1 between Franklin Investors Securities Trust on behalf of Franklin Equity Income Fund dated August 1, 2002
           Filing: Post-Effective Amendment No. 34 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 27, 2003

(n)   Rule 18f-3 Plan

      (i) Multiple Class Plan for Franklin Short-Intermediate U.S. Government Securities Fund dated June 18, 1996
           Filing: Post-Effective Amendment No. 20 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 31, 1996

      (ii) Multiple Class Plan for Franklin Convertible Securities Fund dated August 15, 1995
           Filing: Post-Effective Amendment No. 21 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 28, 1997

      (iii)Multiple Class Plan for Franklin Floating Rate Daily
           Access Fund dated April 17, 2001
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: December 20, 2001

      (iv) Multiple Class Plan for Franklin Total Return Fund dated December 13, 2001
           Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 26, 2002

      (v)  Multiple Class Plan for Franklin Equity Income Fund dated
           May 9, 2002
           Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 27, 2003

(p) Code of Ethics

      (i) Code of Ethics dated May 2003

(q) Power of Attorney

      (i) Power of Attorney for Franklin Investors Securities Trust dated November 12, 2002
           Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 27, 2003

      (ii) Power of Attorney for Adjustable Rate Securities Portfolios dated November 12, 2002
           Filing: Post-Effective Amendment No. 34 to Registration
           Statement on Form N-1A
           File No. 33-11444
           Filing Date: February 27, 2003

ITEM 24    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
           FUND

           None

ITEM 25    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager, Administrator, and the Master Fund's investment adviser, Franklin Advisers, Inc. (Advisers) also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27     PRINCIPAL UNDERWRITERS

a) Franklin Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, LLC, both of whose address is One Franklin Parkway, San Mateo, CA 94403.

ITEM 29    MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30    UNDERTAKINGS

Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of February, 2004.

                        FRANKLIN INVESTORS SECURITIES TRUST
                                  (Registrant)


                        By: /s/David P. Goss
                               Vice President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

EDWARD B. JAMIESON*                 Trustee and Chief Executive
------------------                  Officer-Investment Management
Edward B. Jamieson                  Dated: February 26, 2004


JIMMY D. GAMBILL*                   Chief Executive Officer-Finance
-----------------                   and Administration
Jimmy D. Gambill                    Dated: February 26, 2004


KIMBERLEY H. MONASTERIO*            Chief Financial Officer
------------------------            Dated: February 26, 2004
Kimberley H. Monasterio

FRANK H. ABBOTT, III*               Trustee
---------------------               Dated: February 26, 2004
Frank H. Abbott, III

HARRIS J. ASHTON*                   Trustee
-----------------                   Dated: February 26, 2004
Harris J. Ashton

S. JOSEPH FORTUNATO*                Trustee
--------------------                Dated: February 26, 2004
S. Joseph Fortunato

EDITH E. HOLIDAY*                   Trustee
-----------------                   Dated: February 26, 2004
Edith E. Holiday

CHARLES B. JOHNSON*                 Trustee
-------------------                 Dated: February 26, 2004
Charles B. Johnson

RUPERT H. JOHNSON, JR.*             Trustee
-----------------------             Dated: February 26, 2004
Rupert H. Johnson, Jr.

FRANK W.T. LAHAYE*                  Trustee
------------------                  Dated: February 26, 2004
Frank W.T. LaHaye

GORDON S. MACKLIN*                  Trustee
------------------                  Dated: February 26, 2004
Gordon S. Macklin


*By /s/David P. Goss
    Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the undersigned has duly consented to the filing of this Registration Statement of Franklin Investors Securities Trust and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of February, 2004.



                          ADJUSTABLE RATE SECURITIES PORTFOLIOS
                                  (Registrant)

                          By:  /s/David P. Goss
                                  Vice President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Trustees and Officers of Adjustable Rate Securities Portfolios in the capacities and on the dates indicated:


RUPERT H. JOHNSON, JR.*             Trustee and Chief Executive
-----------------------             Officer-Investment Management
Rupert H. Johnson, Jr.              Dated: February 26, 2004


JIMMY D. GAMBILL*                   Chief Executive
-----------------                   Officer-Finance and
Jimmy D. Gambill                    Administration
                                    Dated: February 26, 2004

KIMBERLEY H. MONASTERIO*            Chief Financial Officer
------------------------            Dated: February 26, 2004
Kimberley H. Monasterio

FRANK H. ABBOTT III*                Trustee
--------------------                Dated: February 26, 2004
Frank H. Abbott III

HARRIS J. ASHTON*                   Trustee
-----------------                   Dated: February 26, 2004
Harris J. Ashton

S. JOSEPH FORTUNATO*                Trustee
--------------------                Dated: February 26, 2004
S. Joseph Fortunato

CHARLES B. JOHNSON*                 Trustee
-------------------                 Dated: February 26, 2004
Charles B. Johnson

FRANK W.T. LAHAYE*                  Trustee
------------------                  Dated: February 26, 2004
Frank W.T. LaHaye

WILLIAM J. LIPPMAN*                 Trustee
-------------------                 Dated: February 26, 2004
William J. Lippman

GORDON S. MACKLIN*                  Trustee
------------------                  Dated: February 26, 2004
Gordon S. Macklin


*By   /s/David P. Goss
      Attorney-in-Fact
      (Pursuant to Powers of Attorney previously filed)




                FRANKLIN INVESTORS SECURITIES TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

   EXHIBIT NO.                DESCRIPTION                LOCATION

EX-99.(a)(i)       Agreement and Declaration of               *
                   Trust dated December 16, 1986

EX-99.(a)(ii)      Certificate of Amendment of                *
                   Agreement and Declaration of
                   Trust dated March 21, 1995

EX-99.(a)(iii)     Certificate of Amendment of                *
                   Agreement and Declaration of
                   Trust dated March 13, 1990

EX-99.(a)(iv)      Certificate of Amendment of                *
                   Agreement and Declaration of
                   Trust dated March 21, 1989

EX-99.(b)(i)       By-Laws                                    *

EX-99.(b)(ii)      Amendment to By-Laws dated                 *
                   January 18, 1994

EX-99.(d)(i)       Management Agreement between               *
                   Registrant and Franklin Advisers,
                   Inc. dated April 15, 1987

EX-99.(d)(ii)      Administration Agreement between           *
                   Registrant, on behalf of Franklin
                   Adjustable U.S. Government Securities
                   Fund, and Franklin Advisers, Inc.
                   dated June 3, 1991

EX-99.(d)(iii)     Amendment dated August 1, 1995 to          *
                   the Administration Agreement between
                   Registrant, on behalf of Franklin
                   Adjustable U.S. Government Securities Fund, and Franklin Advisers, Inc. dated
                   June 3, 1991

EX-99.(d)(iv)      Investment Advisory Agreement              *
                   between the Registrant, on
                   behalf of Franklin Total Return Fund,
                   and Franklin Advisers, Inc. dated
                   July 16, 1998

EX-99.(d)(v)       Investment Advisory Agreement              *
                   between Registrant, on behalf of
                   Franklin Floating Rate Daily
                   Access Fund and Franklin
                   Advisers, Inc. dated April 17,
                   2001

EX-99.(e)(i)       Amended and Restated Distribution          *
                   Agreement between Registrant and
                   Franklin/Templeton Distributors, Inc.
                   dated October 31, 2000

EX-99.(e)(ii)      Forms of Dealer Agreement between          *
                   Franklin/Templeton Distributors, Inc.
                   and Securities Dealers dated
                   March 1, 1998

EX-99.(g)(i)       Master Custodian Agreement                 *
                   between Registrant and Bank of
                   New York dated February 16, 1996

EX-99.(g)(ii)      Amendment dated May 7, 1997 to             *
                   Master Custody Agreement between
                   Registrant and Bank of New York
                   dated February 16, 1996

EX-99.(g)(iii)     Amendment dated February 27, 1998          *
                   to Master Custody Agreement between the
                   Registrant and Bank of New York dated
                   February 16, 1996

EX-99.(g)(iv)      Amendment dated May 16, 2001 to            *
                   Master Custody Agreement between
                   Registrant and Bank of New York dated
                   February 16, 1996

EX-99.(g)(v)       Amendment dated September 2003,            Attached
                   to Exhibit A of the Master Custody
                   Agreement between Registrant and
                   Bank of New York dated February 16, 1996

EX-99.(g)(vi)      Amended and Restated Foreign               *
                   Custody Manager Agreement
                   between the Registrant and Bank of New
                   York as of May 16, 2001

EX-99.(g)(vii)     Amendment dated September 2003,            Attached
                   to Schedule 1 of the Amended and
                   Restated Foreign Custody Manger Agreement between Registrant and Bank of New York

EX-99.(g)(viii)    Amendment dated October 2003, to           Attached
                   Schedule 2 of the Amended and Restated
                   Foreign Custody Manager Agreement
                   between Registrant and Bank of New York
                   made as of May 16, 2001

EX-99.(g)(ix)      Terminal Link Agreement between            *
                   Registrant and Bank of New York
                   dated February 16, 1996

EX-99.(h)(i)       Subcontract for Fund                       *
                   Administrative Services dated January
                   1, 2001 between Franklin Advisers, Inc.
                   and Franklin Templeton Services, LLC

EX-99.(h)(ii)      Fund Administration Agreement              *
                   between the Registrant, on
                   behalf of Franklin Total Return Fund,
                   and Franklin Templeton
                   Services, LLC dated January 1, 2001

EX-99.(h)(iii)     Fund Administration Agreement              *
                   between Registrant, on behalf of
                   Franklin Floating Rate Daily
                   Access Fund, and Franklin
                   Templeton Services, LLC dated
                   April 17, 2001

EX-99.(i)(i)       Opinion and Consent of Counsel             *
                   dated December 14, 1998

EX-99.(j)(i)       Consent of Independent Auditors            Attached

EX-99.(l)(i)       Letter of Understanding relating           *
                   to Franklin Equity Income
                   Fund - Class C dated April 12, 1995

EX-99.(l)(ii)      Letter of Understanding relating           *
                   to Franklin Total Return Fund
                   dated July 24, 1998

EX-99.(l)(iii)     Letter of Understanding relating           *
                   to Franklin Floating Rate Daily
                   Access Fund dated April 30, 2001

EX-99.(m)(i)       Class A Distribution Plan between          *
                   Registrant, on behalf of Franklin
                   Short-Intermediate U.S.
                   Government Securities Fund, and
                   Franklin/Templeton Distributors,
                   Inc. dated May 1, 1994

EX-99.(m)(ii)      Class A Distribution Plan between          *
                   Registrant, on behalf of Franklin
                   Convertible Securities Fund, and
                   Franklin/Templeton Distributors,
                   Inc. dated May 1, 1994

EX-99.(m)(iii)     Amended and Restated Distribution          *
                   Plan between Registrant, on behalf of
                   Franklin Adjustable U.S. Government
                   Securities Fund, and Franklin/Templeton
                   Distributors, Inc. dated July 1,
                   1993

EX-99.(m)(iv)      Class A Distribution Plan between          *
                   Registrant, on behalf of Franklin
                   Equity Income Fund, and Franklin/Templeton
                   Distributors, Inc. dated May 1, 1994

EX-99.(m)(v)       Class C Distribution Plan                  *
                   pursuant to Rule 12b-1 between
                   Registrant, on behalf of Franklin
                   Convertible Securities Fund
                   and Franklin Equity Income Fund, and
                   Franklin/Templeton Distributors, Inc.
                   dated October 31, 2000

EX-99.(m)(vi)      Class B Distribution Plan                  *
                   pursuant to Rule 12b-1 between
                   Registrant, on behalf of Franklin Equity
                   Income Fund, and Franklin/Templeton
                   Distributors, Inc. dated October 16, 1998

EX-99.(m)(vii)     Class A Distribution Plan between          *
                   Registrant, on behalf of Franklin Total
                   Return Fund, and Franklin/Templeton
                   Distributors, Inc. dated July 16, 1998

Ex-99.(m)(viii)    Class A Distribution Plan between          *
                   Registrant, on behalf of
                   Franklin Floating Rate Daily Access Fund, and Franklin/Templeton Distributors, Inc.
                   dated April 17, 2001

EX-99.(m)(ix)      Class B Distribution Plan between          *
                   Registrant, on behalf of Franklin Floating
                   Rate Daily Access Fund, and
                   Franklin/Templeton Distributors, Inc.
                   dated April 17, 2001

EX-99.(m)(x)       Class C Distribution Plan between          *
                   Registrant, on behalf of Franklin
                   Floating Rate Daily Access Fund, and
                   Franklin/Templeton Distributors, Inc.
                   dated April 17, 2001

EX-99.(m)(xi)      Class R Distribution Plan                  *
                   pursuant to Rule 12b-1 between
                   Franklin Investors Securities Trust on
                   behalf of Franklin Total Return Fund and
                   Franklin/Templeton Distributors, Inc.
                   dated January 1, 2002

EX-99.(m)(xii)     Class B Distribution Plan pursuant to      *
                   Rule  12b-1 between Franklin Investors
                   Securities Trust on behalf of Franklin
                   Total Return Fund and Franklin/Templeton
                   Distributors, Inc. dated March 1, 2002

EX-99.(m)(xiii)    Class C Distribution Plan pursuant to      *
                   Rule 12b-1 between Franklin Investors
                   Securities Trust on behalf of Franklin
                   Total Return Fund and Franklin/Templeton
                   Distributors, Inc. dated March 1, 2002

EX-99.(m)(xiv)     Class R Distribution Plan pursuant          *
                   to Rule 12b-1 between Franklin Investors
                   Securities Trust on behalf of Franklin
                   Equity Income Fund dated August 1, 2002

EX-99.(n)(i)       Multiple Class Plan for Franklin           *
                   Short-Intermediate U.S. Government
                   Securities Fund dated June 18, 1996

EX-99.(n)(ii)      Multiple Class Plan for Franklin           *
                   Convertible Securities Fund dated
                   August 15, 1995

EX-99.(n)(iii)     Multiple Class Plan For Franklin           *
                   Floating Rate Daily Access Fund
                   April 17, 2001

EX-99.(n)(iv)      Multiple Class Plan for Franklin           *
                   Total Return Fund dated December
                   13, 2001

EX-99.(n)(v)       Multiple Class Plan for Franklin           *
                   Equity Income Fund dated

EX-99.(p)(i)       Code of Ethics May 2003                    Attached

EX-99.(q)(i)       Power of Attorney for Franklin             *
                   Investors Securities Trust dated
                   November 12, 2002

Ex-99.(q)(ii)      Power of Attorney for Adjustable           *
                   Rate Securities Portfolios dated
                   November 12, 2002

*Incorporated by Reference